CONFIDENTIAL
For Private Placement Purposes Only               Copy No. _________________


                UNIT 2002 EMPLOYEE OIL AND GAS LIMITED PARTNERSHIP
                              1000 Kensington Tower I
                                 7130 South Lewis
                               Tulsa, Oklahoma 74136
                                  (918) 493-7700


                               A PRIVATE OFFERING
                                       OF
                      UNITS OF LIMITED PARTNERSHIP INTEREST

                      _____________________________________

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES ACTS IN RELIANCE ON EXEMPTIONS PROVIDED BY SUCH ACTS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER SUCH ACTS OR AN OPINION OF CONNER & WINTERS ACCEPTABLE TO THE GENERAL PARTNER THAT SUCH REGISTRATION IS NOT REQUIRED. FURTHER, THE RESALE OF A UNIT MAY RESULT IN SUBSTANTIAL TAX LIABILITY TO THE INVESTOR. SEE "FEDERAL INCOME TAX CONSIDERATIONS." ACCORDINGLY, THESE UNITS SHOULD BE CONSIDERED ONLY
FOR LONG-TERM INVESTMENT.  SEE "PLAN OF DISTRIBUTION -- SUITABILITY OF
INVESTORS."

                      _____________________________________

           THE INFORMATION CONTAINED IN THIS PRIVATE OFFERING MEMORANDUM IS PROVIDED BY THE GENERAL PARTNER SOLELY FOR THE PERSONS RECEIVING IT FROM THE GENERAL PARTNER AND ANY REPRODUCTION OR DISTRIBUTION OF THIS PRIVATE OFFERING MEMORANDUM, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS IS PROHIBITED AND MAY CONSTITUTE A VIOLATION OF CERTAIN STATE SECURITIES LAWS. THE OFFEREE, BY ACCEPTING DELIVERY OF THIS PRIVATE OFFERING MEMORANDUM, AGREES TO RETURN IT AND ALL ENCLOSED DOCUMENTS TO THE GENERAL PARTNER IF THE OFFEREE DOES NOT UNDERTAKE TO PURCHASE ANY OF THE UNITS OFFERED HEREBY.

                      _____________________________________

                Private Offering Memorandum Date December 20, 2001

                               600 Preformation
                     Units of Limited Partnership Interest
                                   in the
                              UNIT 2002 EMPLOYEE
                       OIL AND GAS LIMITED PARTNERSHIP


                    _____________________________________

                        $1,000 Per Unit Plus Possible
                   Additional Assessments of $100 Per Unit
                       (Minimum Investment - 2 Units)
                  Minimum Aggregate Subscriptions Necessary
                       to Form Partnership - 50 Units
                    _____________________________________

      A maximum of 600 (minimum of 50) units of limited partnership interest ("Units") in the UNIT 2002 EMPLOYEE OIL AND GAS LIMITED PARTNERSHIP, a proposed Oklahoma limited partnership (the "Partnership"), are being offered privately only to certain employees of Unit Corporation ("UNIT") and its subsidiaries and the directors of UNIT at a price of $1,000 per Unit. Subscriptions shall be for not less than 2 Units ($2,000). The Partnership is being formed for the purpose of conducting oil and gas drilling and development operations. Purchasers of the Units will become Limited Partners in the Partnership. Unit Petroleum Company ("UPC" or the "General Partner") will serve as General Partner of the Partnership. UPC's address is 1000 Kensington Tower I, 7130 South Lewis Avenue, Tulsa, Oklahoma 74136, and telephone (918) 493-7700.

                THE RIGHTS AND OBLIGATIONS OF THE GENERAL PARTNER
                   AND THE LIMITED PARTNERS ARE GOVERNED BY THE
                AGREEMENT OF LIMITED PARTNERSHIP (THE "AGREEMENT"),
                A COPY OF WHICH ACCOMPANIES THIS MEMORANDUM AND IS
                       INCORPORATED HEREIN BY REFERENCE

               AN INVESTMENT IN THE UNITS IS SPECULATIVE AND INVOLVES
                A HIGH DEGREE OF RISK.  SEE "RISK FACTORS".  CERTAIN
                          SIGNIFICANT RISKS INCLUDE:

          . Drilling to establish productive oil and natural gas properties is inherently speculative.

          . Participants will rely solely on the management capability and expertise of the General Partner.

          .    Limited Partners must assume the risks of an illiquid investment.

          . Investment in the Units is suitable only for investors having sufficient financial resources and who desire a long-term investment.

          . Conflicts of interest exist and additional conflicts of interest may arise between the General Partner and the Limited Partners, and there are no pre-determined procedures for resolving any such conflicts.

          . Significant tax considerations to be considered by an investor include:

               . possible audit of income tax returns of the Partnership and/or the Limited Partners and adjustment to their reported tax liabilities; and

               . a Limited Partner will not benefit from his or her shares of Partnership deductions in excess of his or her share of Partnership income unless he or she has passive income from other activities.

          . There can be no assurance that the Partnership will have adequate funds to provide cash distributions to the Limited Partners. The amount and timing of any such distributions will be within the complete discretion of the General Partner.

          . The amount of any cash distribution which a Limited Partner may receive from the Partnership could be insufficient to pay the tax liability incurred by such Limited Partner with respect to income or gain allocated to such Limited Partner by the Partnership.

          . Certain provisions in the Agreement modify what would otherwise be the applicable Oklahoma law as to the fiduciary standards for general partners in limited partnerships. Those standards in the Agreement could be less advantageous to the Limited Partners than the corresponding fiduciary standards otherwise applicable under Oklahoma law. The purchase of Units may be deemed as consent to the fiduciary standards set forth in the Agreement.
                        _____________________________________

           EXCEPT AS STATED HEREIN UNDER "ADDITIONAL INFORMATION," NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PRIVATE OFFERING MEMORANDUM IN CONNECTION WITH THIS OFFERING AND SUCH REPRESENTATIONS, IF ANY, MAY NOT BE RELIED UPON. THE INFORMATION CONTAINED IN THIS PRIVATE OFFERING MEMORANDUM IS AS OF THE DATE HEREOF UNLESS ANOTHER DATE IS SPECIFIED.
                        _____________________________________

           PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS PRIVATE OFFERING MEMORANDUM AS LEGAL, BUSINESS, OR TAX ADVICE. EACH INVESTOR SHOULD CONSULT HIS OR HER OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS, TAX AND RELATED MATTERS CONCERNING HIS OR HER INVESTMENT. PROSPECTIVE INVESTORS ARE URGED TO REQUEST ANY ADDITIONAL INFORMATION THEY MAY CONSIDER NECESSARY TO MAKE AN INFORMED INVESTMENT DECISION.

                        _____________________________________

           THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, THE OKLAHOMA SECURITIES COMMISSION OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY OTHER STATE, NOR HAS ANY COMMISSION OR AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS PRIVATE OFFERING MEMORANDUM. ANY REPRESENTATION CONTRARY TO THE FOREGOING IS UNLAWFUL.

                        _____________________________________

           THESE UNITS ARE BEING OFFERED SUBJECT TO PRIOR SALE, TO WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFER WITHOUT NOTICE AND TO THE FURTHER CONDITIONS SET FORTH HEREIN.

                        _____________________________________

           IN CONNECTION WITH THE REGISTRATION OF THE PARTNERSHIP AS A "TAX SHELTER" PURSUANT TO SECTION 6111 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, PLEASE NOTE THAT ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT AN INVESTMENT IN THE PARTNERSHIP OR THE CLAIMED TAX BENEFITS THEREFROM HAVE BEEN REVIEWED, EXAMINED OR APPROVED BY THE INTERNAL REVENUE SERVICE.

                        _____________________________________

                               ADDITIONAL INFORMATION
                               ----------------------

           Each prospective investor, or his or her qualified representative named in writing, is hereby offered the opportunity (1) to obtain additional information necessary to verify the accuracy of the information supplied herewith or hereafter, and (2) to ask questions and receive answers concerning the terms and conditions of the offering. If you desire to avail yourself of the opportunity, please contact:

                               Mark E. Schell, Esq.
                             1000 Kensington Tower I
                                7130 South Lewis
                              Tulsa, Oklahoma 74136
                                 (918) 493-7700

          The following documents and instruments are available to qualified offerees upon written request:

                1. Amended and Restated Certificate of Incorporation and By-Laws of UNIT.

                2. Certificate of Incorporation and By-Laws of Unit Petroleum Company.

                3.   UNIT's Employees' Thrift Plan.

                4. UNIT's Amended and Restated Stock Option Plan and related prospectuses covering shares of Common Stock issuable upon exercise of outstanding options.

                5.   UNIT's Non Employee Directors' Stock Option Plan.

                6.   The Credit Agreement and the notes payable of UNIT.

                7. All periodic reports on Forms 10-K, 10-Q and 8-K and all proxy materials filed by or on behalf of UNIT with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, during calendar year 2001, the annual report to shareholders and all quarterly reports to shareholders submitted by UNIT to its shareholders during calendar year 2001.

                8. The agreements of limited partnership for the prior oil and gas drilling programs and prior employee programs of Unit Petroleum Company, UNIT and Unit Drilling and Exploration Company ("UDEC").

                9. All periodic reports filed with the Securities and Exchange Commission and all reports and information provided to limited partners in all limited partnerships of which Unit Petroleum Company, UNIT or UDEC now serves or has served in the past as a general partner.

                10. The agreement of limited partnership for the Unit 1986 Energy Income Limited Partnership.

                              SUMMARY OF CONTENTS
                              -------------------
                                                                           Page
                                                                           ----
SUMMARY OF PROGRAM.......................................................... 1
  Terms of the Offering..................................................... 1
  Risk Factors.............................................................. 2
  Additional Financing...................................................... 4
  Proposed Activities....................................................... 4
  Application of Proceeds................................................... 5
  Participation in Costs and Revenues....................................... 6
  Compensation.............................................................. 6
  Federal Income Tax Considerations; Opinion of Counsel..................... 6
RISK FACTORS................................................................ 7
    INVESTMENT RISKS........................................................ 7
    TAX STATUS AND TAX RISKS................................................14
    OPERATIONAL RISKS.......................................................15
TERMS OF THE OFFERING.......................................................17
  General...................................................................17
  Limited Partnership Interests.............................................17
  Subscription Rights.......................................................18
  Payment for Units; Delinquent Installment.................................19
  Right of Presentment......................................................20
  Rollup or Consolidation of Partnership....................................21
ADDITIONAL FINANCING........................................................22
  Additional Assessments....................................................22
  Prior Programs............................................................23
  Partnership Borrowings....................................................23
PLAN OF DISTRIBUTION........................................................24
  Suitability of Investors..................................................24
RELATIONSHIP OF THE PARTNERSHIP, THE GENERAL PARTNER AND AFFILIATES.........24
PROPOSED ACTIVITIES.........................................................25
  General...................................................................25
  Partnership Objectives....................................................28
  Areas of Interest.........................................................28
  Transfer of Properties....................................................28
  Record Title to Partnership Properties....................................29
  Marketing of Reserves.....................................................29
  Conduct of Operations.....................................................29
APPLICATION OF PROCEEDS.....................................................30
PARTICIPATION IN COSTS AND REVENUES.........................................30
COMPENSATION................................................................32
  Supervision of Operations.................................................32
  Purchase of Equipment and Provision of Services...........................33
  Prior Programs............................................................33
MANAGEMENT..................................................................35
  The General Partner.......................................................35
  Officers, Directors and Key Employees.....................................35
  Prior Employee Programs...................................................38
  Ownership of Common Stock.................................................40
  Interest of Management in Certain Transactions............................41
CONFLICTS OF INTEREST.......................................................41
  Acquisition of Properties and Drilling Operations.........................42
  Participation in UNIT's Drilling or Income Programs.......................43
  Transfer of Properties....................................................43
  Partnership Assets........................................................44
  Transactions with the General Partner or Affiliates.......................44
  Right of Presentment Price Determination..................................45
  Receipt of Compensation Regardless of Profitability.......................45
  Legal Counsel.............................................................45
FIDUCIARY RESPONSIBILITY....................................................45
  General...................................................................45

  Liability and Indemnification.............................................46
PRIOR ACTIVITIES............................................................47
  Prior Employee Programs...................................................49
  Results of the Prior Oil and Gas Programs.................................50
FEDERAL INCOME TAX CONSIDERATIONS...........................................60
  Summary of Conclusions....................................................60
  General Tax Effects of Partnership Structure..............................63
  Ownership of Partnership Properties.......................................64
  Intangible Drilling and Development Costs Deductions......................65
  Depletion Deductions......................................................66
  Depreciation Deductions...................................................66
  Interest Deductions.......................................................67
  Transaction Fees..........................................................67
  Basis and At Risk Limitations.............................................68
  Passive Loss Limitations..................................................68
  Alternative Minimum Tax...................................................69
  Gain or Loss on Sale of Property or Units.................................69
  Partnership Distributions.................................................70
  Partnership Allocations...................................................70
  Profit Motive.............................................................70
  Administrative Matters....................................................71
  Accounting Methods and Periods............................................72
  State and Local Taxes.....................................................72
  Individual Tax Advice Should Be Sought....................................72
COMPETITION, MARKETS AND REGULATION.........................................73
  Marketing of Production...................................................73
  Regulation of Partnership Operations......................................74
  Natural Gas Price Regulation..............................................74
  Oil Price Regulation......................................................78
  State Regulation of Oil and Gas Production................................78
  Legislative and Regulatory Production and Pricing Proposals...............78
  Production and Environmental Regulation...................................79
SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT................................80
  Partnership Distributions.................................................80
  Deposit and Use of Funds..................................................80
  Power and Authority.......................................................81
  Rollup or Consolidation of the Partnership................................81
  Limited Liability.........................................................82
  Records, Reports and Returns..............................................83
  Transferability of Interests..............................................83
  Amendments................................................................85
  Voting Rights.............................................................85
  Exculpation and Indemnification of the General Partner....................86
  Termination...............................................................86
  Insurance.................................................................87
COUNSEL.....................................................................87
GLOSSARY....................................................................87
FINANCIAL STATEMENTS........................................................91

EXHIBIT A     - AGREEMENT OF LIMITED PARTNERSHIP
EXHIBIT B     - LEGAL OPINION

                               SUMMARY OF PROGRAM


     This summary does not purport to be a complete description of the terms and consequences of an investment in the Partnership and is qualified in its entirety by the more detailed information appearing throughout this Private Offering Memorandum (this "Memorandum"). For definitions of certain terms used in this Memorandum, see "GLOSSARY".

Terms of the Offering

     Limited Partnership Interests. Unit 2002 Employee Oil and Gas Limited Partnership, a proposed Oklahoma limited partnership (the "Partnership"), hereby offers 600 preformation units of limited partnership interest ("Units") in the Partnership. The offer is made only to certain employees of Unit Corporation ("UNIT") and its subsidiaries and directors of UNIT (see "TERMS OF THE OFFERING -- Subscription Rights"). Unless the context otherwise requires, all references in this Memorandum to UNIT shall include all or any of its subsidiaries. Unit Petroleum Company ("UPC" or the "General Partner"), a wholly owned subsidiary of UNIT, will serve as General Partner of the Partnership.

     To invest in the Units, the Limited Partner Subscription Agreement and Suitability Statement (the "Subscription Agreement") (see Attachment I to Exhibit A hereto) must be executed and forwarded to the offices of the General Partner at its address listed on the cover of this Memorandum. The Subscription Agreement must be received by the General Partner not later than 5:00 P.M. Central Standard Time on {Closing Date} (extendable by the General Partner for up to 30 days). Subscription Agreements may be delivered to the office of the General Partner. No payment is required upon delivery of the Subscription Agreement. Payment for the Units will be made either (i) in four equal Installments, the first of such Installments being due on March 15, 2002 and the remaining three of such Installments being due on June 15, 2002, September 15, 2002 and December 15, 2002, respectively, or (ii) through equal deductions from 2002 salary commencing immediately after formation of the Partnership.

     The purchase price of each Unit is $1,000, and the minimum permissible purchase is two Units ($2,000) for each subscriber. Additional Assessments of up to $100 per Unit may be required (see "ADDITIONAL FINANCING -- Additional Assessments"). Maximum purchases by employees (other than directors) will be for an amount equal to one-half of their base salaries for calendar year 2002. Each member of the Board of Directors of UNIT may subscribe for up to 200 Units ($200,000). The Partnership must sell at least 50 Units ($50,000) before the Partnership will be formed. No Units will be offered for sale after the Effective Date (see "GLOSSARY") except upon compliance with the provisions of
Article XIII of the Agreement. The General Partner may, at its option, purchase Units as a Limited Partner, including any amount that may be necessary to meet the minimum number of Units required for formation of the Partnership. The Partnership will terminate on December 31, 2032, unless it is terminated earlier pursuant to the provisions of the Agreement or by operation of law. See "TERMS OF THE OFFERING -- Limited Partnership Interests"; "TERMS OF THE OFFERING -- Subscription Rights"; and "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT -- Termination."

     Units will be offered only to those qualified employees of UNIT or any of its subsidiaries at the date of formation of the Partnership whose annual base salaries for 2002 have been set at $22,680 or more and Directors of UNIT who meet certain financial requirements which will enable them to bear the economic risks of an investment in the Partnership and who can demonstrate that they have sufficient investment experience and expertise to evaluate the risks and merits of such an investment. The offering will be made privately by the officers and directors of UPC or UNIT, except that in states which require participation by a registered broker-dealer in the offer and sale of securities, the Units will be offered through such broker-dealer as may be selected by the General Partner. Any participating broker-dealer may be reimbursed for actual out-of-pocket expenses. Such reimbursements will be borne by the General Partner.

     Subscription Rights. Only salaried employees of UNIT or any of its subsidiaries who are exempt under the Fair Labor Standards Act and whose annual base salaries for 2002 have been set at $22,680 or more and directors of UNIT are eligible to subscribe for Units. Employees may not purchase Units for an amount in excess of one-half of their base salaries for calendar year 2002. Directors' subscriptions may not be for more than 200 Units ($200,000). Only employees and directors who are U.S. citizens are eligible to participate in the offering. In addition, employees and directors must be able to bear the economic risks of an investment in the Partnership and must have sufficient investment experience and expertise to evaluate the risks and merits of such an investment. See "TERMS OF THE OFFERING -- Subscription Rights."

     Right of Presentment. After December 31, 2003 and annually thereafter, the Limited Partners will have the right to present their Units to the General Partner for purchase. The General Partner will not be obligated to purchase
more than 20% of the then outstanding Units in any one calendar year.   The
purchase price to be paid for the Units will be determined by a specific valuation formula. See "TERMS OF THE OFFERING -- Right of Presentment" for a description of the valuation formula and a discussion of the manner in which the right of presentment may be exercised by the Limited Partners.

Risk Factors

     An investment in the Partnership has many risks. The "RISK FACTORS" section of this Memorandum contains a detailed discussion of the most important risks, organized into Investment Risks (the risks related to the Partnership's investment in oil and gas properties and drilling activities, to an investment in the Partnership and to the provisions of the Agreement); Tax Risks (the risks arising from the tax laws as they apply to the Partnership and its investment in oil and gas properties and drilling activities); and Operational Risks (the risks involved in conducting oil and gas operations). The following are certain of the risks which are more fully described under "RISK FACTORS". Each prospective investor should review the "RISK FACTORS" section carefully before deciding to subscribe for Units.

Investment Risks:

     . Future oil and natural gas prices are unpredictable. If oil and natural gas prices go down, the Partnership's distributions, if any, to the Limited Partners will be adversely affected.

     . The General Partner is authorized under the Agreement to cause, in its sole discretion, the sale or transfer of the Partnership's assets to, or the merger or consolidation of the Partnership with, another partnership, corporation or other business entity. Such action could have a material impact on the nature of the investment of all Limited Partners.

     . Except for certain transfers to the General Partner and other restricted transfers, the Agreement prohibits a Limited Partner from transferring Units. Thus, except for the limited right of the Limited Partners after December 31, 2003 to present their Units to the

          General Partner for purchase, Limited Partners will not be able to liquidate their investments.

     . The Partnership could be formed with as little as $50,000 in Capital Contributions (excluding the Capital Contributions of the General Partner). As the total amount of Capital Contributions to the Partnership will determine the number and diversification of Partnership Properties, the ability of the Partnership to pursue its investment objectives may be restricted in the event that the Partnership receives only the minimum amount of Capital Contributions.

     . The drilling and completion operations to be undertaken by the Partnership for the development of oil and natural gas reserves involve the possibility of a total loss of an investment in the Partnership.

     . The General Partner will have the exclusive management and control of all aspects of the business of the Partnership. The Limited Partners will have no opportunity to participate in the management and control of any aspect of the Partnership's activities. Accordingly, the Limited Partners will be entirely dependent upon the management skills and expertise of the General Partner.

     . Conflicts of interest exist and additional conflicts of interest may arise between the General Partner and the Limited Partners, and there are no pre-determined procedures for resolving any such conflicts. Accordingly the General Partner could cause the Partnership to take actions to the benefit of the General Partner but not to the benefit of the Limited Partners.

     . Certain provisions in the Agreement modify what would otherwise be the applicable Oklahoma law as to the fiduciary standards for a general partner in a limited partnership. The fiduciary standards in the Agreement could be less advantageous to the Limited Partners and more advantageous to the General Partner than corresponding fiduciary standards otherwise applicable under Oklahoma law. The purchase of Units may be deemed as consent to the fiduciary standards set forth in the Agreement.

     . There can be no assurances that the Partnership will have adequate funds to provide cash distributions to the Limited Partners. The amount and timing of any such distributions will be within the complete discretion of the General Partner.

     . The amount of any cash distributions which Limited Partners may receive from the Partnership could be insufficient to pay the tax liability incurred by such Limited Partners with respect to income or gain allocated to such Limited Partners by the Partnership.

Tax Risks:

     . Tax laws and regulations applicable to partnership investments may change at any time and these changes may be applicable retroactively.

     . Certain allocations of income, gain, loss and deduction of the Partnership among the Partners may be challenged by the Internal Revenue Service (the "Service"). A successful challenge would likely result in a Limited Partner having to report additional taxable income or being denied a deduction.

     . Investment as a Limited Partner may be less advisable for a person who does not have substantial current taxable income from passive trade or business activities in which the Limited Partner does not materially participate.

     . Federal income tax payable by a Limited Partner by reason of his or her allocated share of Partnership income for any year may exceed the Partnership distributions to a Limited Partner for the year.

Operational Risks:

     . The search for oil and gas is highly speculative and the drilling activities conducted by the Partnership may result in a well that may be dry or productive wells that do not produce sufficient oil and gas to produce a profit or result in a return of the Limited Partners' investment.

     . Certain hazards may be encountered in drilling wells which could lead to substantial liabilities to third parties or governmental entities. In addition, governmental regulations or new laws relating to environmental matters could increase Partnership costs, delay or prevent drilling a well, require the Partnership to cease operations in certain areas or expose the Partnership to significant liabilities for violations of such laws and regulations.

Additional Financing

     Additional Assessments. After the Aggregate Subscription received from the Limited Partners has been fully expended or committed and the General Partner's Minimum Capital Contribution has been fully expended, the General Partner may make one or more calls for Additional Assessments from the Limited Partners if additional funds are required to pay the Limited Partners' share of Drilling Costs, Special Production and Marketing Costs or Leasehold Acquisition Costs. The maximum amount of total Additional Assessments which may be called for by the General Partner is $100 per Unit. See "ADDITIONAL FINANCING -- Additional Assessments".

     Partnership Borrowings. After the General Partner's Minimum Capital Contribution has been expended, the General Partner may cause the Partnership to borrow funds required to pay Drilling Costs, Special Production and Marketing Costs or Leasehold Acquisition Costs of Productive properties. Additionally, the General Partner may, but is not required to, advance funds to the Partnership to pay such costs. See "ADDITIONAL FINANCING -- Partnership Borrowings".

Proposed Activities

     General. The Partnership is being formed for the purposes of acquiring producing oil and gas properties and conducting oil and gas drilling and development operations. The Partnership will, with certain limited exceptions, participate on a proportionate basis with UPC in each producing oil and gas lease acquired and in each oil and gas well commenced by UPC for its own account or by UNIT during the period from January 1, 2002, if the Partnership is formed prior to such date or from the date of the formation of the Partnership if subsequent to January 1, 2002, until December 31, 2002, and will, with certain limited exceptions, serve as a co-general partner with UNIT in any drilling or income programs which may be formed by the General Partner or UNIT in 2002. See "PROPOSED ACTIVITIES".

     Partnership Objectives. The Partnership is being formed to provide eligible employees and directors the opportunity to participate in the oil and gas exploration and producing property acquisition activities of UNIT during 2002. UNIT hopes that participation in the Partnership will provide the participants with greater proprietary interests in UNIT's operations and the potential for realizing a more direct benefit in the event these operations prove to be profitable. The Partnership has been structured to achieve the objective of providing the Limited Partners with essentially the same economic returns that UNIT realizes from the wells drilled or acquired during 2002.

Application of Proceeds

     The offering proceeds will be used to pay the Leasehold Acquisition Costs incurred by the Partnership to acquire those producing oil and gas leases in which the Partnership participates and the Leasehold Acquisition Costs, exploration, drilling and development costs incurred by the Partnership pursuant to drilling activities in which the Partnership participates. The General Partner estimates (based on historical operating experience) that such costs may be expended as shown below based on the assumption of a maximum number of subscriptions in the first column and a minimum number of subscriptions in the second column:

                                               $600,000       $50,000
                                                Program       Program
                                             ------------  ------------
Leasehold Acquisition Costs
 of Properties to Be Drilled................    $30,000        $2,500

Drilling Costs of Exploratory
 Wells(1)...................................     30,000         2,500

Drilling Costs of Development
 Wells(1)...................................    420,000        35,000

Leasehold Acquisition Costs of
 Productive Properties......................    120,000        10,000

Reimbursement of General
 Partner's Overhead Costs(2)................       --            --
                                             ------------  ------------
Total.......................................   $600,000       $50,000
_______________
(1)  See "GLOSSARY."

(2) The Agreement provides that the General Partner shall be reimbursed by the Partnership for that portion of its general and administrative overhead expense attributable to its conduct of Partnership business and affairs but such reimbursement will be made only out of Partnership Revenue. See "COMPENSATION."

Participation in Costs and Revenues

     Partnership costs, expenses and revenues will be allocated among the Partners in the following percentages:

                                                    General        Limited
COSTS AND EXPENSES                                  Partner        Partners
                                                    --------       --------
 Organizational and offering costs of the
   Partnership and any drilling or income
   programs in which the Partnership
   participates as a co-general partner.......        100%             0%

 All other Partnership costs and expenses

   Prior to time Limited Partner Capital
     Contributions are entirely expended......          1%            99%

   After expenditure of Limited Partner
     Capital Contributions and until
     expenditure of General Partner's
     Minimum Capital Contribution.............        100%             0%

                                                    General          Limited
   After expenditure of General Partner's          Partner's        Partners'
     Minimum Capital Contribution.............   Percentage(1)    Percentage(1)

                                                    General          Limited
                                                   Partner's        Partners'
REVENUES......................................   Percentage(1)    Percentage(1)
_______________
1)  See "GLOSSARY."

Compensation

     The General Partner will not receive any management fees in connection with the operation of the Partnership. The Partnership will reimburse the General Partner for that portion of its general and administrative overhead expense attributable to its conduct of Partnership business and affairs. See "COMPENSATION."

Federal Income Tax Considerations; Opinion of Counsel

     The General Partner has received an opinion from its tax counsel, Conner & Winters, P.C. ("Conner & Winters"), concerning all material federal income tax issues applicable to an investment in the Partnership. To be fully understood, the complete discussion of these matters set forth in the full tax opinion in Exhibit B should be read by each prospective investor. Based upon current laws, regulations, interpretations, and court decisions, Conner & Winters has rendered its opinion that (i) the material federal income tax benefits in the aggregate from an investment in the Partnership will be realized; (ii) the Partnership will be treated as a partnership for federal income tax purposes and not as a corporation and not as an association taxable as a corporation; (iii) to the extent the Partnership's wells are timely drilled and its drilling costs are timely paid, then subject to the limitations on deductions discussed in such opinion, the Partners will be entitled to claim as deductions their pro rata shares of the Partnership's intangible drilling and development costs ("IDC") paid in 2002; (iv) for most Limited Partners, the Partnership's operations will be considered a passive activity within the meaning of Section 469 of the Internal Revenue Code of 1986, as amended (the "Code"), and losses generated therefrom will be limited by the passive activity provisions of the Code; (v) to the extent provided herein, the Partners' distributive shares of Partnership tax items will be determined and allocated substantially in accordance with the terms of the Partnership Agreement; and (vi) the Partnership will not be required to register with the Service as a tax shelter.

     Due to the lack of authority regarding, or the essentially factual nature of certain issues, Conner & Winters expresses no opinion on the following: (i) the impact of an investment in the Partnership on an investor's alternative minimum tax liability; (ii) whether, under Code Section 183, the losses of the Partnership will be treated as derived from "activities not engaged in for profit," and therefore nondeductible from other gross income (due to the inherently factual nature of a Partner's interest and motive in investing in the Partnership); (iii) whether any of the Partnership's properties will be considered "proven" for purposes of depletion deductions; (iv) whether any interest incurred by a Partner with respect to any borrowings incurred to purchase Units will be deductible or subject to limitations on deductibility; and (v) whether the Partnership will be treated as the tax owner of Partnership Properties acquired by the General Partner as nominee for the Partnership.

     THIS MEMORANDUM CONTAINS AN EXPLANATION OF THE MORE SIGNIFICANT TERMS AND PROVISIONS OF THE AGREEMENT OF LIMITED PARTNERSHIP WHICH IS ATTACHED AS EXHIBIT
A. THE SUMMARY OF THE AGREEMENT CONTAINED IN THIS MEMORANDUM IS QUALIFIED IN ITS ENTIRETY BY SUCH REFERENCE AND ACCORDINGLY THE AGREEMENT SHOULD BE CAREFULLY REVIEWED AND CONSIDERED.

                                 RISK FACTORS

     Prospective purchasers of Units should carefully study the information contained in this Memorandum and should make their own evaluations of the probability for the discovery of oil and natural gas through exploration.

INVESTMENT RISKS

Financial Risks of Drilling Operations

     The Partnership will participate with the General Partner (including, with certain limited exceptions, other drilling programs sponsored by it, or UNIT) and, in some cases, other parties ("joint interest parties") in connection with drilling operations conducted on properties in which the Partnership has an interest. It is not anticipated that all such drilling operations will be conducted under turnkey drilling contracts and, thus, all of the parties participating in the drilling operations on a particular property, including the Partnership, may be fully liable for their proportionate share of all costs of such operations even if the actual costs significantly exceed the original cost estimates. Further, if any joint interest party defaults in its obligation to pay its share of the costs, the other joint interest parties may be required to fund the deficiency until, if ever, it can be collected from the defaulting party. As a result of forced pooling or similar proceedings (see "COMPETITION, MARKETS AND REGULATION"), the Partnership may acquire larger fractional interests in Partnership Properties than originally anticipated and, thus, be required to bear a greater share of the costs of operations. As a result of the foregoing, the Partnership could become liable for amounts significantly in excess of the amounts originally anticipated to be expended in connection with the operations and, in such event, would have only limited means for providing needed additional funds (see "ADDITIONAL FINANCING"). Also, if a well is operated by a company which does not or cannot pay the costs and expenses of drilling or operating a Partnership Well, the Partnership's interest in such well may become subject to liens and claims of creditors who supplied services or materials in connection with such operations even though the Partnership may have previously paid its share of such costs and expenses to the operator. If the operator is unable or unwilling to pay the amount due, the Partnership might have to pay its share of the amounts owing to such creditors in order to preserve its interest in the well which would mean that it would, in effect, be paying for certain of such costs and expenses twice.

Dependence Upon General Partner

     The Limited Partners will acquire interests in the Partnership, not in the General Partner or UNIT. They will not participate in either increases or decreases in the General Partner's or UNIT's net worth or the value of its common stock. Nevertheless, because the General Partner is primarily responsible for the proper conduct of the Partnership's business and affairs and is obligated to provide certain funds that will be required in connection with its operations, a significant financial reversal for the General Partner or UNIT could have an adverse effect on the Partnership and the Limited Partners' interests therein.

     Under the Partnership Agreement, UPC is designated as the General Partner of the Partnership and is given the exclusive authority to manage and operate the Partnership's business. See "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT -
- Power and Authority". Accordingly, Limited Partners must rely solely on the General Partner to make all decisions on behalf of the Partnership, as the Limited Partners will have no role in the management of the business of the Partnership.

     The Partnership's success will depend, in part, upon the management provided by the General Partner, the ability of the General Partner to select and acquire oil and gas properties on which Partnership Wells capable of producing oil and natural gas in commercial quantities may be drilled, to fund the acquisition of revenue producing properties, and to market oil and natural gas produced from Partnership Wells.

Conflicts of Interest

     UNIT and its subsidiaries have engaged in oil and gas exploration and development and in the acquisition of producing properties for their own account and as the sponsors of drilling and income programs formed with third party investors. It is anticipated that UNIT and its subsidiaries will continue to engage in such activities. However, with certain exceptions, it is likely that the Partnership will participate as a working interest owner in all producing oil and gas leases acquired and in all oil and gas wells commenced by the General Partner or UNIT for its own account during the period from January 1, 2002, if the Partnership is formed prior to such date, or from the date of the formation of the Partnership, if subsequent to January 1, 2002, through December 31, 2002 and, with certain limited exceptions, will be a co-general partner of any drilling or income programs, or both, formed by the General Partner or UNIT in 2002. The General Partner will determine which prospects will be acquired or drilled. With respect to prospects to be drilled, certain of the wells which are drilled for the separate account of the Partnership and the General Partner may be drilled on prospects on which initial drilling operations were conducted by UNIT or the General Partner prior to the formation of the Partnership. Further, certain of the Partnership Wells will be drilled on prospects on which the General Partner and possibly future employee programs may conduct additional drilling operations in years subsequent to 2002. Except with respect to its participation as a co-general partner of any drilling or income program sponsored by the General Partner or UNIT, the Partnership will have an interest only in those wells begun in 2002 and will have no rights in production from wells commenced in years other than 2002. Likewise, if additional interests are acquired in wells participated in by the Partnership after 2002, the Partnership will generally not be entitled to participate in the acquisition of such additional interests. See "CONFLICTS OF INTEREST -- Acquisition of Properties and Drilling Operations."

     The Partnership may enter into contracts for the drilling of some or all of the Partnership Wells with affiliates of the General Partner. Likewise the Partnership may sell or market some or all of its natural gas production to an affiliate of the General Partner. These contracts may not necessarily be negotiated on an arm's - length basis. The General Partner is subject to a conflict of interest in selecting an affiliate of the General Partner to drill the Partnership Wells and/or market the natural gas therefrom. The compensation under these contracts will be determined at the time of entering into each such contract, and the costs to be paid thereunder or the sale price to be received will be one which is competitive with the costs charged or the prices paid by unaffiliated parties in the same geographic region. The General Partner will make the determination of what are competitive rates or prices in the area. No provision has been made for an independent review of the fairness and reasonableness of such compensation. See "CONFLICTS OF INTERESTS -- Transactions with the General Partner or Affiliates".

Prohibition on Transferability; Lack of Liquidity

     Except for certain transfers (i) to the General Partner, (ii) to or for the benefit of the transferor Limited Partner or members of his or her immediate family sharing the same residence, and (iii) by reason of death or operation of law, a Limited Partner may not transfer or assign Units. The General Partner has agreed, however, that it will, if requested at any time after December 31, 2003, buy Units for prices determined either by an independent petroleum engineering firm or the General Partner pursuant to a formula described under "TERMS OF THE OFFERING -- Right of Presentment." This obligation of the General Partner to purchase Units when requested is limited and does not assure the liquidity of a Limited Partner's investment, and the price received may be less than if the Limited Partner continued to hold his or her Units. In addition, similar commitments have been made and may hereafter be made to investors in other oil and gas drilling, income and employee programs sponsored by the General Partner or UNIT. There can be no assurance that the General Partner will have the financial resources to honor its repurchase commitments. See "TERMS OF THE OFFERING -- Right of Presentment."

Delay of Cash Distributions

     For income tax purposes, a Limited Partner must report his or her distributive (allocated) share of the income, gains, losses and deductions of the Partnership whether or not cash distributions are made. No cash distributions are expected to be made earlier than the first quarter of 2003. In addition, to the extent that the Partnership uses its revenues to repay borrowings or to finance its activities (see "ADDITIONAL FINANCING"), the funds available for cash distributions by the Partnership will be reduced or may be unavailable. It is possible that the amount of tax payable by a Limited Partner on his or her distributive share of the income of a the Partnership will exceed his or her cash distributions from the Partnership. See "FEDERAL INCOME TAX CONSIDERATIONS."

     If and the date any distributions commence and their subsequent timing or amount cannot be accurately predicted. The decision as to whether or not the Partnership will make a cash distribution at any particular time will be made solely by the General Partner.

Limitations on Voting and Other Rights of Limited Partners

     The Agreement, as permitted under the Oklahoma Revised Uniform Limited Partnership Act (the "Act"), eliminates or limits the rights of the Limited Partners to take certain actions, such as:

     .    withdrawing from the Partnership,

     .    transferring Units without restrictions, or

     .    consenting to or voting upon certain matters such as:

          (i)    admitting a new General Partner,

          (ii)   admitting Substituted Limited Partners, and

          (iii)  dissolving the Partnership.

Furthermore, the Agreement imposes restrictions on the exercise of voting rights granted to Limited Partners. See "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT -- Voting Rights." Without the provisions to the contrary which are contained in the Agreement, the Act provides that certain actions can be taken only with the consent of all Limited Partners. Those provisions of the Agreement which provide for or require the vote of the Limited Partners, generally permit the approval of a proposal by the vote of Limited Partners holding a majority of the outstanding Units. See "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT -- Voting Rights." Thus, Limited Partners who do not agree with or do not wish to be subject to the proposed action may nevertheless become subject to the action if the required majority approval is obtained. Notwithstanding the rights granted to Limited Partners under the Agreement and the Act, the General Partner retains substantial discretion as to the operation of the Partnership.

Rollup or Consolidation of Partnership

     Under the terms of the Agreement, at any time two years or more after the Partnership has completed substantially all of its property acquisition, drilling and development operations, the General Partner is authorized to cause the Partnership to transfer its assets to, or to merge or consolidate with, another partnership or a corporation or other entity for the purpose of combining the oil and gas properties and other assets of the Partnership with those of other partnerships formed for investment or participation by the employees, directors and/or consultants of UNIT or any of its subsidiaries.
Such transfer or combination may be effected without the vote, approval or consent of the Limited Partners. In such event, the Limited Partners will receive interests in the transferee or resulting entity which will mean that they will most likely participate in the results of a larger number of properties but will have proportionately smaller allocable interests therein. Any such transaction is required to be effected in a manner which UNIT and the General Partner believe is fair and equitable to the Limited Partners but there can be no assurance that such transaction will in fact be in the best interests of the Limited Partners. Limited Partners have no dissenters' or appraisal rights under the terms of the Agreement or the Act. Such a transaction would result in the termination and dissolution of the Partnership. While there can be no assurance that the Partnership will participate in such a transaction, the General Partner currently anticipates that the Partnership will, at the appropriate time, be involved in such a transaction. See "TERMS OF OFFERING", and "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT."

Partnership Borrowings

     The General Partner has the authority to cause the Partnership to borrow funds to pay certain costs of the Partnership. While the use of financing to preserve the Partnership's equity in oil and gas properties will be intended to increase the Partnership's profits, such financing could have the effect of increasing the Partnership's losses if the Partnership is unsuccessful. In addition, the Partnership may have to mortgage its oil and gas properties and other assets in order to obtain additional financing. If the Partnership defaults on such indebtedness, the lender may foreclose and the Partnership could lose its investment in such oil and gas properties and other assets. See "ADDITIONAL FINANCING -- Partnership Borrowings."

Limited Liability

     Under the Act a Limited Partner's liability for the obligations of the Partnership is limited to such Limited Partner's Capital Contribution and such Limited Partner's share of Partnership assets. In addition, if a Limited Partner receives a return of any part of his or her Capital Contribution, such Limited Partner is generally liable to the Partnership for a period of one year thereafter (or six years in the event such return is in violation of the Agreement) for the amount of the returned contribution. A Limited Partner will not otherwise be liable for the obligations of the Partnership unless, in addition to the exercise of his or her rights and powers as a Limited Partner, such Limited Partner participates in the control of the business of the Partnership.

     The Agreement provides that by a vote of a majority in interest, the Limited Partners may effect certain changes in the Partnership such as termination and dissolution of the Partnership and amendment of the Agreement. The exercise of any of these and certain other rights is conditioned upon receipt of an opinion by Conner & Winters for the Limited Partners or an order or judgment of a court of competent jurisdiction to the effect that the exercise of such rights will not result in the loss of the limited liability of the Limited Partners or cause the Partnership to be classified as an association taxable as a corporation (see "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT -- Amendments" and "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT -- Termination"). As a result of certain judicial opinions it is not clear that these rights will ever be available to the Limited Partners. Nevertheless, in spite of the receipt of any such opinion or judicial order, it is still possible that the exercise of any such rights by the Limited Partners may result in the loss of the Limited Partners' limited liability. The Partnership will be governed by the Act. The Act expressly permits limited partners to vote on certain specified partnership matters without being deemed to be participating in the control of the Partnership's business and, thus, should result in greater certainty and more easily obtainable opinions of Conner & Winters regarding the exercise of most of the Limited Partners' rights.

     If the Partnership is dissolved and its business is not to be continued, the Partnership will be wound up. In connection with the winding up of the Partnership, all of its properties may be sold and the proceeds thereof credited to the accounts of the Partners. Properties not sold will, upon termination of the Partnership, be distributed to the Partners. The distribution of Partnership Properties to the Limited Partners would result in their having unlimited liability with respect to such properties. See "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT -- Limited Liability."

Partnership Acting as Co-General Partner

     It is currently anticipated that the Partnership will serve as a co-general partner in any drilling or income programs formed by the General Partner or UNIT during 2002. See "PROPOSED ACTIVITIES." Accordingly, the Partnership generally will be liable for the obligation and recourse liabilities of any such drilling or income program formed. While a Limited Partner's liability for such claims will be limited to such Limited Partners Capital Contribution and share of Partnership assets, such claims if satisfied from the Partnership's assets could adversely affect the operations of the Partnership.

Past-Due Installments; Acceleration; Additional Assessments

     Installments and Additional Assessments (see "ADDITIONAL FINANCING") are legally binding obligations and past-due amounts will bear interest at the rate set forth in the Agreement; provided, however, that if the General Partner determines that the total Aggregate Subscription is not required to fund the Partnership's business and operations, then the General Partner may, at its sole option, elect to release the Limited Partners from their obligation to pay one or more Installments and amend any relevant Partnership documents accordingly. It is currently anticipated that the total Aggregate Subscription will be required to fund the Partnership's business and operations. In the event an Installment is not paid when due and the General Partner has not released the Limited Partners from their obligation to pay such Installment, then the General Partner may, at its sole option, purchase all Units of the director or employee who fails to pay such Installment, at a price equal to the amount of the prior Installments paid by such person. The General Partner may also bring legal proceedings to collect any unpaid Installments not waived by it or Additional Assessments. In addition, as indicated under "TERMS OF THE OFFERING -- Payment for Units; Delinquent Installment," if an employee's employment with or position as a director of the General Partner, UNIT or any affiliate thereof is terminated other than by reason of Normal Retirement (see "GLOSSARY"), death or disability prior to the time the full amount of the subscription price for his or her Units has been paid, all unpaid Installments not waived by the General Partner as described above will become due and payable upon such termination.

Partnership Funds

     Except for Capital Contributions, Partnership funds are expected to be commingled with funds of the General Partner or UNIT. Thus, Partnership funds could become subject to the claims of creditors of the General Partner or UNIT. The General Partner believes that its assets and net worth are such that the risk of loss to the Partnership by virtue of such fact is minimal but there can be no assurance that the Partnership will not suffer losses of its funds to creditors of the General Partner or UNIT.

Compliance With Federal and State Securities Laws

     This offering has not been registered under the Securities Act of 1933, as amended, in reliance upon exemptive provisions of said act. Further, these interests are being sold pursuant to exemptions from registration in the various states in which they are being offered and may be subject to additional restrictions in such jurisdictions on transfer. There is no assurance that the offering presently qualifies or will continue to qualify under such exemptive provisions due to, among other things, the adequacy of disclosure and the manner of distribution of the offering, the existence of similar offerings conducted by the General Partner or UNIT or its affiliates in the past or in the future, a failure or delay in providing notices or other required filings, the conduct of other oil and gas activities by the General Partner or UNIT and its affiliates or the change of any securities laws or regulations.

     If and to the extent suits for rescission are brought and successfully concluded for failure to register this offering or other offerings under the Securities Act of 1933, as amended, or state securities acts, or for acts or omissions constituting certain prohibited practices under any of said acts, both the capital and assets of the General Partner and the Partnership could be adversely affected, thus jeopardizing the ability of the Partnership to operate successfully. Further, the time and capital of the General Partner could be expended in defending an action by investors or by state or federal authorities even where the Partnership and the General Partner are ultimately exonerated.

Title To Properties

     The Partnership Agreement empowers the General Partner, UNIT or any of their affiliates, to hold title to the Partnership Properties for the benefit of the Partnership. As such it is possible that the Partnership Properties could be subject to the claims of creditors of the General Partner. The General Partner is of the opinion that the likelihood of the occurrence of such claims is remote. However, the Partnership Property could be subject to claims and litigation in the event that the General Partner failed to pay its debts or became subject to the claims of creditors.

Use of Partnership Funds to Exculpate and Indemnify the General Partner

     The Agreement contains certain provisions which are intended to limit the liability of the General Partner and its affiliates for certain acts or omissions within the scope of the authority conferred upon them by the Agreement. In addition, under the Agreement, the General Partner will be indemnified by the Partnership against losses, judgments, liabilities, expenses and amounts paid in settlement sustained by it in connection with the Partnership so long as the losses, judgments, liabilities, expenses or amounts were not the result of gross negligence or willful misconduct on the part of the General Partner. See "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT -- Exculpation and Indemnification of the General Partner."

The Partnership Agreement May Limit the Fiduciary Obligation of the General Partner to the Partnership and the Limited Partners

     The Agreement contains certain provisions which modify what would otherwise be the applicable Oklahoma law relating to the fiduciary standards of the General Partner to the Limited Partners. The fiduciary standards in the Agreement could be less advantageous to the Limited Partners and more advantageous to the General Partner than the corresponding fiduciary standards otherwise applicable under Oklahoma law (although there are very few legal precedents clarifying exactly what fiduciary standards would otherwise be applicable under Oklahoma law). The purchase of Units may be deemed as consent to the fiduciary standards set forth in the Agreement. See "FIDUCIARY RESPONSIBILITY." As a result of these provisions in the Agreement, the Limited Partners may find it more difficult to hold the General Partner responsible for acting in the best interest of the Partnership and the Limited Partners than if the fiduciary standards of the otherwise applicable Oklahoma law governed the situation.

TAX STATUS AND TAX RISKS

     It is possible that the tax treatment currently available with respect to oil and gas exploration and production will be modified or eliminated on a retroactive or prospective basis by legislative, judicial, or administrative actions. The limited tax benefits associated with oil and gas exploration do not eliminate the inherent attendant economic risks. See "Federal Income Tax Considerations."

Partnership Classification

     Conner & Winters has rendered its opinion that the Partnership will be classified for federal income tax purposes as a partnership and not as a corporation, an association taxable as a corporation or as a "publicly traded partnership." Such opinion is not binding on the Service or the courts. If the Partnership were classified as a corporation, association taxable as a corporation or publicly traded partnership, any income, gain, loss, deduction, or credit of the Partnership would remain at the entity level, and not flow through to the Partners, the income of the Partnership would be subject to corporate tax rates at the entity level and distributions to the Partners could be considered dividend distributions. See "Federal Income Tax Considerations-- General Tax Effects of Partnership Structure."

Limited Partner Interests

     An investment as a Limited Partner may not be advisable for a person who does not anticipate having substantial current taxable income from passive trade or business activities (not counting dividend or interest income). Such a person cannot utilize any passive losses generated by the Partnership until and unless he or she has realized "passive income". Partnership income, losses, gains, and deductions allocable to most Limited Partners will be subject to the "passive activity" rules.

Tax Liabilities in Excess of Cash Distributions

     Federal income tax payable by a Partner by reason of his or her distributive share of Partnership taxable income for any year may exceed the cash distributed to such Partner by the Partnership. A Partner must include in his or her own income tax return for a taxable year his or her share of the items of the Partnership's income, gain, profit, loss, and deductions for the year, to the extent required under the Code as then in effect, whether or not cash proceeds are actually distributed to the Partner. For example, income from the Partnership's sale of gas production will be taxable to Partners as ordinary income subject to depletion and other deductions whether or not the proceeds from such sale are actually distributed (for example, where Partnership income is used to repay Partnership indebtedness).

Items Not Covered by the Tax Opinion

     Due to the lack of authority regarding, or the essentially factual nature of certain issues, Conner & Winters has expressed no opinion as to the following: (i) the impact of an investment in the Partnership on an investor's alternative minimum tax liability; (ii) whether, under Code Section 183, the losses of the Partnership will be treated as derived from "activities not engaged in for profit," and therefore nondeductible from other gross income (due to the inherently factual nature of a Partner's interest and motive in investing in the Partnership); (iii) whether any of the Partnership's properties will be considered "proven" for purposes of depletion deductions; (iv) whether any interest incurred by a Partner with respect to any borrowings incurred to purchase Units will be deductible or subject to limitations on deductibility; and (v) whether the Partnership will be treated as the tax owner of Partnership Properties acquired by the General Partner as nominee for the Partnership.

     The determination of various of the above-referenced issues is dependent on facts not currently available. Therefore, Conner & Winters is unable to render an opinion at this time with respect to such issues. Also, the unknown facts with respect to the various issues referred to above will vary from Partner to Partner and will result in different tax consequences and burdens for individual Partners.

     Prospective investors should recognize that an opinion of Conner & Winters merely represents Conner & Winter's best legal judgment under existing statutes, judicial decisions, and administrative regulations and interpretations. There can be no assurance that some of the deductions claimed by the Partnership in reliance upon an opinion of Conner & Winters will not be challenged successfully by the Service.

OPERATIONAL RISKS

Risks Inherent in Oil and Gas Operations

     The Partnership will be participating with the General Partner in acquiring producing oil and gas leases and in the drilling of those oil and gas wells commenced by the General Partner from the later of January 1, 2002 or the time the Partnership is formed through December 31, 2002 and, with certain limited exceptions, serving as a co-general partner of any oil and gas drilling or income programs, or both, formed by the General Partner or UNIT during 2002.

     All drilling to establish productive oil and natural gas properties is inherently speculative. The techniques presently available to identify the existence and location of pools of oil and natural gas are indirect, and, therefore, a considerable amount of personal judgment is involved in the selection of any prospect for drilling. The economics of oil and natural gas drilling and production are affected or may be affected in the future by a number of factors which are beyond the control of the General Partner, including (i) the general demand in the economy for energy fuels, (ii) the worldwide supply of oil and natural gas, (iii) the price of, as well as governmental policies with respect to, oil imports, (iv) potential competition from competing alternative fuels, (v) governmental regulation of prices for oil and natural gas production, gathering and transportation, (vi) state regulations affecting allowable rates of production, well spacing and other factors, and
(vii) availability of drilling rigs, casing and other necessary goods and services. See "COMPETITION, MARKETS AND REGULATION." The revenues, if any, generated from Partnership operations will be highly dependent upon the future prices and demand for oil and natural gas. The factors enumerated above affect, and will continue to affect, oil and natural gas prices. Recently, prices for oil and natural gas have fluctuated over a wide range.

Operating and Environmental Hazards

     Operating hazards such as fires, explosions, blowouts, unusual formations, formations with abnormal pressures and other unforeseen conditions are sometimes encountered in drilling wells. On occasion, substantial liabilities to third parties or governmental entities may be incurred, the payment of which could reduce the funds available for exploration and development or result in loss of Partnership Properties. The Partnership will attempt to maintain customary insurance coverage, but the Partnership may be subject to liability for pollution and other damages or may lose substantial portions of its properties due to hazards against which it cannot insure or against which it may elect not to insure due to unreasonably high or prohibitive premium costs or for other reasons. The activities of the Partnership may expose it to potential liability for pollution or other damages under laws and regulations relating to environmental matters (see "Government Regulation and Environmental Risks" below).

Competition

     The oil and gas industry is highly competitive. The Partnership will be involved in intense competition for the acquisition of quality undeveloped leases and producing oil and gas properties. There can be no assurance that a sufficient number of suitable oil and gas properties will be available for acquisition or development by the Partnership. The Partnership will be competing with numerous major and independent companies which possess financial resources and staffs larger than those available to it. The Partnership, therefore, may be unable in certain instances to acquire desirable leases or supplies or may encounter delays in commencing or completing Partnership operations.

Markets for Oil and Natural Gas Production

     Historically (prior to the early 1980s), world oil prices were established and maintained largely as a result of the actions of members of OPEC to limit, and maintain a base price for, their oil production. Until recently, however, members of OPEC were unable to agree to and maintain price and production controls, which resulted in significant downward pressure on oil prices. Commencing in early 2001, OPEC members were able to reach agreement on oil production levels which has contributed to the recent rise in oil prices. Although future levels of production by the members of OPEC or the degree to which oil prices will be affected thereby cannot be predicted, it is possible that prices for oil produced in the future will be higher or lower than those currently available. There can be no assurance that the oil that the Partnership produces can be marketed on favorable price and other contractual terms. See "COMPETITION, MARKETS AND REGULATION -- Marketing of Production."

     The natural gas market is also currently unsettled due to a number of factors. In the past, production from natural gas wells in some geographic areas of the United States has been curtailed for considerable periods of time due to a lack of market demand. Over the past several years demand for natural gas has increased greatly limiting the number of wells being shut in for lack of demand. It is possible, however, that Partnership Wells may in the future be shut-in or that natural gas will be sold on terms less favorable than might otherwise be obtained should demand for gas lessen in the future. Competition for available markets has been vigorous and there remains great uncertainty about prices that purchasers will pay. In recent years, significant court decisions and regulatory changes have affected the natural gas markets. As a result of such court decisions, regulatory changes and unsettled market conditions, natural gas regulations may be modified in the future and may be subject to further judicial review or invalidation. The combination of these factors, among others, makes it particularly difficult to estimate accurately future prices of natural gas, and any assumptions concerning future prices may prove incorrect. Natural gas surpluses could result in the Partnership's inability to market natural gas profitably, causing Partnership Wells to curtail production and/or receive lower prices for its natural gas, situations which would adversely affect the Partnership's ability to make cash distributions to its participants. See "COMPETITION, MARKETS AND REGULATION."

     In the event that the Partnership discovers or acquires natural gas reserves, there may be delays in commencing or continuing production due to the need for gathering and pipeline facilities, contract negotiation with the available market, pipeline capacities, seasonal takes by the gas purchaser or a surplus of available gas reserves in a particular area.

Government Regulation and Environmental Risks

     The oil and gas business is subject to pervasive government regulation under which, among other things, rates of production from producing properties may be fixed and the prices for gas produced from such producing properties may be impacted. It is possible that these regulations pertaining to rates of production could become more pervasive and stringent in the future. The activities of the Partnership may expose it to potential liability under laws and regulations relating to environmental matters which could adversely affect the Partnership. Compliance with these laws and regulations may increase Partnership costs, delay or prevent the drilling of wells, delay or prevent the acquisition of otherwise desirable producing oil and gas properties, require the Partnership to cease operations in certain areas, and cause delays in the production of oil and gas. See "COMPETITION, MARKETING AND REGULATION."

Leasehold Defects

     In certain instances, the Partnership may not be able to obtain a title opinion or report with respect to a producing property that is acquired. Consequently, the Partnership's title to any such property may be uncertain. Furthermore, even if certain technical defects do appear in title opinions or reports with respect to a particular property, the General Partner, in its sole discretion, may determine that it is in the best interest of the Partnership to acquire such property without taking any curative action.

                             TERMS OF THE OFFERING

General

     .    600 Maximum Units; 50 Minimum Units

     .    $1,000 Units; Minimum subscription: $2,000

     .    Minimum Partnership: $50,000 in subscriptions

     .    Maximum Partnership: $600,000 in subscriptions

Limited Partnership Interests

     The Partnership hereby offers to certain employees (described under "Subscription Rights" below) and directors of UNIT and its subsidiaries an aggregate of 600 Units. The purchase price of each Unit is $1,000, and the minimum permissible purchase by any eligible subscriber is two Units ($2,000). See "Subscription Rights" below for the maximum number of Units that may be acquired by subscribers.

     The Partnership will be formed as an Oklahoma limited partnership upon the closing of the offering of Units made by this Memorandum. The General Partner will be Unit Petroleum Company (the "General Partner", or "UPC"), an Oklahoma corporation. Partnership operations will be conducted from the General Partner's offices, the address of which is 1000 Kensington Tower I, 7130 South Lewis Avenue, Tulsa, Oklahoma 74136, telephone (918) 493-7700.

     The offering of Units will be closed on January 25, 2002 unless extended by the General Partner for up to 30 days, and all Units subscribed will be issued on the Effective Date. The offering may be withdrawn by the General Partner at any time prior to such date if it believes it to be in the best interests of the eligible employees and Directors or the General Partner not to proceed with the offering.

     If at least 50 Units ($50,000) are not subscribed prior to the termination of the offering, the Partnership will not commence business. The General Partner may, on its own accord, purchase Units and, in such capacity, will enjoy the same rights and obligations as other Limited Partners, except the General Partner will have unlimited liability. The General Partner may, in its discretion, purchase Units sufficient to reach the minimum Aggregate Subscription ($50,000). Because the General Partner or its affiliates might benefit from the successful completion of this offering (see "PARTICIPATION IN COSTS, AND REVENUES" and "COMPENSATION"), investors should not expect that sales of the minimum Aggregate Subscription indicate that such sales have been made to investors that have no financial or other interest in the offering or that have otherwise exercised independent investment discretion. Further, the sale of the minimum Aggregate Subscription is not designed as a protection to investors to indicate that their interest is shared by other unaffiliated investors and no investor should place any reliance on the sale of the minimum Aggregate Subscription as an indication of the merits of this offering. Units acquired by the General Partner will be for investment purposes only without a present intent for resale and there is no limit on the number of Units that may be acquired by it.

Subscription Rights

     Units are offered only to persons who are salaried employees of UNIT or its subsidiaries at the date of formation of the Partnership and who are exempt under the Fair Labor Standards Act and whose annual base salaries for 2001 (excluding bonuses) have been set at $22,680 or more and to Directors of UNIT. Only employees and Directors who are U.S. citizens are eligible to participate in the offering. In addition, employees and Directors must be able to bear the economic risks of an investment in the Partnership and must have sufficient investment experience and expertise to evaluate the risks and merits of such an investment. See "PLAN OF DISTRIBUTION -- Suitability of Investors."

     Eligible employees and Directors are restricted as to the number of Units they may purchase in the offering. The maximum number of Units which can be acquired by any employee is that number of whole Units which can be purchased with an amount which does not exceed one-half of the employee's base salary for 2002. Each Director of UNIT may subscribe for a maximum of 200 Units (maximum investment of $200,000). At December 12, 2001 there were approximately 232 Directors and employees eligible to purchase Units.

     Eligible employees and Directors may acquire Units through a corporation or other entity in which all of the beneficial interests are owned by them or permitted assignees (see "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT -- Transferability of Interests"); provided that such employees or Directors will be jointly and severally liable with such entity for payment of the Capital Subscription.

     If all eligible employees and Directors subscribed for the maximum number of Units, the Units would be oversubscribed. In that event, Units would be allocated among the respective subscribers in the proportion that each subscription amount bears to total subscriptions obtained.

     No employee is obligated to purchase Units in order to remain in the employ of UNIT, and the purchase of Units by any employee will not obligate UNIT to continue the employment of such employee. Units may be subscribed for by the spouse or a trust for the minor children of eligible employees and Directors.

Payment for Units; Delinquent Installment

     The Capital Subscriptions of the Limited Partners will be payable either
(i) in four equal Installments, the first of such Installments being due on March 15, 2002 and the remaining three of such Installments being due on June 15, 2002, September 15, 2002 and December 15, 2002, respectively, or (ii) by employees so electing in the space provided on the Subscription Agreement, through equal deductions from 2002 salary paid to the employee by the General Partner, UNIT or its subsidiaries commencing immediately after formation of the Partnership. If an employee or Director who has subscribed for Units (either directly or through a corporation or other entity) ceases to be employed by or serve as a Director of the General Partner, UNIT or any of its subsidiaries for any reason other than death, disability or Normal Retirement prior to the time the full amount of all Installments not waived by the General Partner as described below are due, then the due date for any such unpaid Installments shall be accelerated so that the full amount of his or her unpaid Capital Subscription will be due and payable on the effective date of such termination.

     Each Installment will be a legally binding obligation of the Limited Partner and any past due amounts will bear interest at an annual rate equal to two percentage points in excess of the prime rate of interest of Bank of Oklahoma, N.A., Tulsa, Oklahoma; provided, however, that if the General Partner determines that the total Aggregate Subscription is not required to fund the Partnership's business and operations, then the General Partner may, at its sole option, elect to release the Limited Partners from their obligation to pay one or more Installments. If the General Partner elects to waive the payment of an Installment, it will notify all Limited Partners promptly in writing of its decision and will, to the extent required, amend the certificate of limited partnership and any other relevant Partnership documents accordingly. It is currently anticipated that the total Aggregate Subscription will be required, however, to fund the Partnership's business and operations.

     In the event a Limited Partner fails to pay any Installment when due and the General Partner has not released the Limited Partners from their obligation to pay such Installment, then the General Partner, at its sole option and discretion, may elect to purchase the Units of such defaulting Limited Partner at a price equal to the total amount of the Capital Contributions actually paid into the Partnership by such defaulting Limited Partner, less the amount of any Partnership distributions that may have been received by him or her. Such option may be exercised by the General Partner by written notice to the Limited Partner at any time after the date that the unpaid Installment was due and will be deemed exercised when the amount of the purchase price is first tendered to the defaulting Limited Partner. The General Partner may, in its discretion, accept payments of delinquent Installments not waived by it but will not be required to do so.

     In the event that the General Partner elects to purchase the Units of a defaulting Limited Partner, it must pay into the Partnership the amount of the delinquent Installment (excluding any interest that may have accrued thereon) and pay each additional Installment, if any, payable with respect to such Units as it becomes due. By virtue of such purchase, the General Partner will be allocated all Partnership Revenues, be charged with all Partnership costs and expenses attributable to such Units and will enjoy the same rights and obligations as other Limited Partners, except the General Partner will have unlimited liability.

Right of Presentment

     After December 31, 2003, and annually thereafter, Limited Partners will have the right to present their Units to the General Partner for purchase. The General Partner will not be obligated to purchase more than 20% of the then outstanding Units in any one calendar year. The purchase price to be paid for the Units of any Limited Partner presenting them for purchase will be based on the net asset value of the Partnership which shall be equal to:

     (1) The value of the proved reserves attributable to the Partnership Properties, determined as set forth below; plus

     (2) The estimated salvage value of tangible equipment installed on Partnership Wells less the costs of plugging and abandoning the wells, both discounted at the rate utilized to determine the value of the Partnership's reserves as set forth below; plus

     (3) The lower of cost or fair market value of all Partnership Properties to which proved reserves have not been attributed but which have not been condemned, as determined by an independent petroleum engineering firm or the General Partner, as the case may be; plus

     (4)  Cash on hand; plus

     (5) Prepaid expenses and accounts receivable (less a reasonable reserve for doubtful accounts); plus

     (6) The estimated market value of all other Partnership assets not included in (1) through (5) above, determined by the General Partner; MINUS

     (7) An amount equal to all debts, obligations and other liabilities of the Partnership.

The price to be paid for each Limited Partner's interest of the net asset value will be his or her proportionate share of such net asset value less 75% of the amount of any distributions received by him or her which are attributable to the sales of the Partnership production since the date as of which the Partnership's proved reserves are estimated.

     The value of the proved reserves attributable to Partnership Properties will be determined as follows:

     (i) First, the future net revenues from the production and sale of the proved reserves will be estimated as of the end of the calendar year in which presentment is made based on an independent engineering firm's report and its determinations of the prices to be used as well as the escalations, if any, of such prices and cost or, if no report was made, as determined by the General Partner;

     (ii) Next, the future net revenues from the production and sale of proved reserves as determined above will be discounted at an annual rate which is one percentage point higher than the prime rate of interest being charged by the Bank of Oklahoma, N.A., Tulsa, Oklahoma, or any successor bank, as of the date such reserves are estimated; and

     (iii) Finally, the total discounted value of the future net revenues from the production and sale of proved reserves will be reduced by an additional 25% to take into account the risks and uncertainties associated with the production and sale of the reserves and other unforeseen uncertainties.

     A Limited Partner who elects to have his or her Units purchased by the General Partner should be aware that estimates of future net recoverable reserves of oil and gas and estimates of future net revenues to be received therefrom are based on a great many factors, some of which, particularly future prices of production, are usually variable and uncertain and are always determined by predictions of future events. Accordingly, it is common for the actual production and revenues received to vary from earlier estimates. Estimates made in the first few years of production from a property will be based on relatively little production history and will not be as reliable as later estimates based on longer production history. As a result of all the foregoing, reserve estimates and estimates of future net revenues from production may vary from year to year.

     This right of presentment may be exercised by written notice from a Limited Partner to the General Partner. The sale will be effective as of the close of business on the last day of the calendar year in which such notice is given or, at the General Partner's election, at 7:00 A.M. on the following day. Within 120 days after the end of the calendar year, the General Partner will furnish each Limited Partner who gave such notice during the calendar year a statement showing the cash purchase price which would be paid for the Limited Partner's interest as of December 31 of the preceding year, which statement will include a summary of estimated reserves and future net revenues and sufficient material to reveal how the purchase price was determined. The Limited Partner must, within 30 days after receipt of such statement, reaffirm his or her election to sell to the General Partner.

     As noted above, the General Partner will not be obligated to purchase in any one calendar year more than 20% of the Units in the Partnership then outstanding. Moreover, the General Partner will not be obligated to purchase any Units pursuant to such right if such purchase, when added to the total of all other sales, exchanges, transfers or assignments of Units within the preceding 12 months, would result in the Partnership being considered to have terminated within the meaning of Section 708 of the Code or would cause the Partnership to lose its status as a partnership for federal income tax purposes. If more than the number of Units which may be purchased are tendered in any one year, the Limited Partners from whom the Units are to be purchased will be determined by lot. Any Units presented but not purchased with respect to one year will have priority for such purchase the following year.

     The General Partner does not intend to establish a cash reserve to fund its obligation to purchase Units, but will use funds provided by its operations or borrowed funds (if available), using its assets (including such Units purchased or to be purchased from Limited Partners) as collateral to fund such obligations. However, there is no assurance that the General Partner will have sufficient financial resources to discharge its obligations.

Rollup or Consolidation of Partnership

     The Agreement provides that two years or more after the Partnership has completed substantially all of its property acquisition, drilling and development operations, the General Partner may, without the vote, consent or approval of the Limited Partners, cause all or substantially all of the oil and gas properties and other assets of the Partnership to be sold, assigned or transferred to, or the Partnership merged or consolidated with, another partnership or a corporation, trust or other entity for the purpose of combining the assets of two or more of the oil and gas partnerships formed for investment or participation by employees, directors and/or consultants of UNIT or any of its subsidiaries; provided, however, that the valuation of the oil and gas properties and other assets of all such participating partnerships for purposes of such transfer or combination shall be made on a consistent basis and in a manner which the General Partner and UNIT believe is fair and equitable to the Limited Partners. As a consequence of any such transfer or combination, the Partnership shall be dissolved and terminated and the Limited Partners shall receive partnership interests, stock or other equity interests in the transferee or resulting entity. Any such action will cause the Limited Partners' attributable interest in the Partnership Properties to be diluted but it will also provide them with attributable interests in the properties and other assets of the other partnerships participating in the consolidation. It also may reduce somewhat the amount of their attributable shares of the direct and indirect costs of administering the Partnership. See "RISK FACTORS --Investment Risks - Roll-Up or Consolidation of Partnership."

                              ADDITIONAL FINANCING

     The General Partner will use its best efforts, consistent with Partnership objectives, to acquire Productive properties and complete the Partnership's drilling and development operations before the Aggregate Subscription has been fully expended or committed. However, funds in addition to the Aggregate Subscription may be required to pay costs and expenses which are chargeable to the Limited Partners. In those instances described below, the General Partner may call for Additional Assessments or may apply Partnership Revenue allocable to the Limited Partners in payment and satisfaction of such costs or the General Partner may, but shall not be required to, fund the deficiency with Partnership borrowings to be repaid with Partnership Revenue.

Additional Assessments

     When the Aggregate Subscription has been fully expended or committed, the General Partner may make one or more calls for any portion or all of the maximum Additional Assessments of $100 per Unit. However, no Additional Assessments may be required before the General Partner's Minimum Capital Contribution has been fully expended. Such assessments may be used to pay the Limited Partners' share of the Drilling Costs, Special Production and Marketing Costs or Leasehold Acquisition Costs of Productive properties which are chargeable to the Limited Partners. The amount of the Additional Assessment so called shall be due and payable on or before such date as the General Partner may set in such call, which in no event will be earlier than thirty (30) days after the date of mailing of the call. The notice of the call for Additional Assessments will specify the amount of the assessment being required, the intended use of such funds, the date on which the contributions are payable and describe the consequences of nonpayment. Although the Limited Partners who do not respond will participate in production, if any, obtained from operations conducted with the proceeds from the aggregate Additional Assessments paid into the Partnership, the amount of the unpaid Additional Assessment shall bear interest at the annual rate equal to two (2) percentage points in excess of the prime rate of interest of Bank of Oklahoma, N.A., Tulsa, Oklahoma, or successor bank, as announced and in effect from time to time, until paid. The Partnership will have a lien on the defaulting Limited Partner's interest in the Partnership and the General Partner may retain Partnership Revenue otherwise available for distribution to the defaulting Limited Partner until an amount equal to the unpaid Additional Assessment and interest is received. Furthermore, the General Partner may satisfy such lien by proceeding with legal action to enforce the lien and the defaulting Limited Partner shall pay all expenses of collection, including interest, court costs and a reasonable attorney's fee.

Prior Programs

     In the prior employee programs conducted by UNIT or the General Partner in each of the years 1984 through 2001, Additional Assessments could be called for as provided herein. At September 30, 2001, there had been no calls for Additional Assessments in such programs. There can be no assurance, however, that Additional Assessments will not be required to pay Partnership costs.

Partnership Borrowings

     At any time after the General Partner's Minimum Capital Contribution has been fully expended, the General Partner may cause the Partnership to borrow funds for the purpose of paying Drilling Costs, Special Production and Marketing Costs or Leasehold Acquisition Costs of Productive properties, which borrowings may be secured by interests in the Partnership Properties and will be repaid, including interest accruing thereon, out of Partnership Revenue. The General Partner may, but is not required to, advance funds to the Partnership for the same purposes for which Partnership borrowings are authorized. With respect to any such advances, the General Partner will receive interest in an amount equal to the lesser of the interest which would be charged to the Partnership by unrelated banks on comparable loans for the same purpose or the General Partner's interest cost with respect to such loan, where it borrows the same.
No financing charges will be levied by the General Partner in connection with any such loan. If Partnership borrowings secured by interests in the Partnership Wells and repayable out of Partnership Revenue cannot be arranged on a basis which, in the opinion of the General Partner, is fair and reasonable, and the entire sum required to pay such costs is not available from Partnership Revenue, the General Partner may dispose of some or all of the Partnership Properties upon which such operations were to be conducted by sale, farm-out or abandonment.

     If the Partnership requires funds to conduct Partnership operations during the period between any of the Installments due from the Limited Partners, then, notwithstanding the foregoing, the General Partner shall advance funds to the Partnership in an amount equal to the funds then required to conduct such operations but in no event more than the total amount of the Aggregate Subscription remaining unpaid. With respect to any such advances, the General Partner shall receive no interest thereon and no financing charges will be levied by the General Partner in connection therewith. The General Partner shall be repaid out of the Installments thereafter paid into the capital of the Partnership when due.

     The Partnership may attempt to finance any expenses in excess of the Partners' Capital Subscriptions by the foregoing means and any other means which the General Partner deems in the best interests of the Partnership, but the Partnership's inability to meet such costs could result in the deferral of drilling operations or in the inability to participate in future drilling or in non-consent penalties pursuant to which co-owners of particular working interests recover several times the amount which would have been funded by the Partnership in accordance with its ownership interest before the Partnership would participate in revenues.

     The use of Partnership Revenue allocable to the Limited Partners to pay Partnership costs and expenses and to repay any Partnership borrowings will mean that such revenue will not be available for distribution to the Limited Partners. Nonetheless, the Limited Partners may incur income tax liability by virtue of that revenue and, thus, may not receive distributions from the Partnership in amounts necessary to pay such income tax. However, the use of such revenue to pay Partnership costs and expenses may generate additional deductions for the Limited Partners.

                            PLAN OF DISTRIBUTION

     Units will be offered privately only to select persons who can demonstrate to the General Partner that they have both the economic means and investment expertise to qualify as suitable investors. The Units will be offered and sold by the officers and directors of UPC or UNIT.

Suitability of Investors

     Subscriptions should be made only by appropriate persons who can reasonably benefit from an investment in the Partnership. In this regard, a subscription will generally be accepted only from a person who can represent that such person has (or in the case of a husband and wife, acting as joint tenants, tenants in common or tenants in the entirety, that they have) a net worth, including home, furnishings and automobiles, of at least five times the amount of his or her Capital Subscription, and estimates that such person will have during the current year adjusted gross income in an amount which will enable him or her to bear the economic risks of his or her investment in the Partnership. Such person must also demonstrate that he or she has sufficient investment experience and expertise to evaluate the risks and merits of an investment in the Partnership.

     Participation in the Partnership is intended only for those persons willing to assume the risk of a speculative, illiquid, long-term investment.
Entitlement to and maintenance of the exemptions from registration provided by Sections 3(b) and/or 4(2) of the Securities Act of 1933, as amended, require the imposition of certain limitations on the persons to whom offers may be made, and from whom subscriptions may be accepted. Therefore, this offering is limited to persons who, by virtue of investment acumen or financial resources, satisfy the General Partner that they meet suitability standards consistent with the maintenance and preservation of the exemptions provided by Sections 3(b) and/or 4(2) and by the applicable rules and regulations of the Securities and Exchange Commission, as well as those contained herein and in the Subscription Agreement. Persons offering interests shall sufficiently inquire of a prospective investor to be reasonably assured that such investor meets such acceptable standards. Suitability standards may also be imposed by the regulatory authorities of the various states in which interests may be offered.

                         RELATIONSHIP OF THE PARTNERSHIP,
                        THE GENERAL PARTNER AND AFFILIATES

     The following diagram depicts the primary relationships among the Partnership, the General Partner and certain of its affiliates.

                              UNIT CORPORATION
                              ----------------
                                     |
                |-----------------------------------------|
                |                                         |
   |--------------------------|              |-------------------------|
   |  Unit Petroleum Company  |              |  Unit Drilling Company  |
   |--------------------------|              |-------------------------|
                |
                |   General Partner
                |   ---------------
                |
   |--------------------------|
   |  Unit 2002 Employee Oil  |
   | & Gas Limited Partnership|
   |--------------------------|
                |
                |   Limited Partners
                |   ----------------
                |
   |--------------------------|
   |    Eligible Employees    |
   |       and Directors      |
   |--------------------------|

                              PROPOSED ACTIVITIES

General

     The Partnership will, with certain limited exceptions, participate in all of UNIT's or UPC's oil and gas activities commenced during 2002. The Partnership will acquire 2 1/2% of essentially all of UNIT's interest in such activities. The activities will include (i) participating as a joint working interest owner with UNIT or UPC in any producing leases acquired and in any wells commenced by UNIT or UPC other than as a general partner in a drilling or income program during 2002 and (ii) serving as a co-general partner in any drilling or income programs, or both, formed by the General Partner or UNIT during 2002.

     Acquisition of Properties and Drilling Operations. The Partnership will participate, to the extent of 2 1/2% of UPC or UNIT's final interest in each well, as a fractional working interest holder in any producing leases acquired and in any drilling operations conducted by UPC or UNIT for its own account which are acquired or commenced, respectively, from January 1, 2002, or the time of the formation of the Partnership if subsequent to January 1, 2002, until December 31, 2002, except for wells, if any:

     (i)   drilled outside the 48 contiguous United States;

     (ii) drilled as part of secondary or tertiary recovery operations which were in existence prior to formation of the Partnership;

     (iii) drilled by third parties under farm-out or similar arrangements with UNIT or the General Partner or whereby UNIT or the General Partner may be entitled to an overriding royalty, reversionary or other similar interest in the production from such wells but is not obligated to pay any of the Drilling Costs thereof;

     (iv) acquired by UNIT or the General Partner through the acquisition by UNIT or the General Partner of, or merger of UNIT or the General Partner with, other companies (However, this exception may, at the discretion of Unit or the General Partner, be waived); or

     (v) with respect to which the General Partner does not believe that the potential economic return therefrom justifies the costs of participation by the Partnership.

Instances referred to in (v) could occur when UNIT or one of its subsidiaries agrees to participate in the ownership of a prospect for its own account in order to obtain the contract to drill the well thereon. There may be situations where the potential economic return of the well alone would not be sufficient to warrant participation by UNIT but when considered in light of the revenues expected to be realized as a result of the drilling contract, such participation is desirable from UNIT's standpoint. However, in such a situation, the Partnership would not be entitled to any of the revenues generated by the drilling contract so its participation in the well would not be desirable.

     For these purposes, the drilling of a well will be deemed to have commenced on the "spud date," i.e., the date that the drilling rig is set up and actual drilling operations are commenced. Any clearing or other site preparation operations will not be considered part of the drilling operations for these purposes.

     Participation in Drilling or Income Programs. Except for certain limited exceptions it is anticipated that the Partnership will participate with UPC or UNIT as a co-general partner of any drilling or income programs, or both, formed by UPC or UNIT and its affiliates during 2002. The Partnership will be charged with 2 1/2% of the total costs and expenses charged to the general partners and allocated 2 1/2% of the revenues allocable to the general partners in any such program and UPC or UNIT will be charged with the remaining 97 1/2% of the general partners' share of costs and expenses and allocated the remaining 97 1/2% of the general partners' share of program revenues.

     UNIT or its affiliates formed drilling programs for outside investors from 1979 through 1984. In 1987, the Unit 1986 Energy Income Limited Partnership (the "1986 Energy Program") was formed primarily to acquire interests in producing oil and gas properties. See "PRIOR ACTIVITIES". All of the programs were formed as limited partnerships and interests in all of the programs other than the Unit 1979 Oil and Gas Program and the 1986 Energy Program were offered in registered public offerings. The 1979 Program and 1986 Energy Program were offered privately to a limited number of sophisticated investors.

     No drilling or income programs for third party investors were formed in 2001. Although it does not currently contemplate doing so, UNIT may form such drilling or income programs during 2002. If such a program is formed, there would be only one or two such programs and they probably would be privately offered. The precise revenue and cost sharing format of any such programs has not been determined.

     The cost and revenue sharing provisions of virtually all drilling programs offered to third parties generally require the limited partners or investors to bear a somewhat higher percentage of the program's drilling and development costs than the percentage of program revenues to which they are entitled. Likewise, the general partners will normally receive a higher percentage of revenues than the percentage of drilling and development costs which they are required to pay. The difference in these percentages is often referred to as the general partners' "promote". Any drilling program which UNIT or UPC may form in 2002 for outside investors would likely have some amount of "promote" for the general partner(s).

     Any income program may use the same or a similar format as that used for the 1986 Partnership. In the 1986 Partnership, virtually all partnership costs and expenses other than property acquisition costs are allocated to the partners in the same percentages that partnership revenue is being shared at the time such expenses are incurred, with property acquisition costs and certain other expenses being charged 85% to the accounts of the limited partners and 15% to the accounts of the general partners. Partnership revenue in the 1986 Partnership is allocated 85% to the limited partners' accounts and 15% to the general partners' accounts until program payout (as defined in the agreement of limited partnership for the 1986 Partnership). After program payout, the percentages of partnership revenue allocable to the respective accounts of the partners depend upon the length of the period during which program payout occurs and range from 60% to the limited partners' accounts and 40% to the general partners' accounts to 85% to the limited partners' accounts and 15% to the general partners' accounts.

     As co-general partners of any drilling or income programs that may be formed by UNIT and/or UPC during 2002 and participated in by the Partnership, UNIT and/or UPC and the Partnership will share the costs, expenses and revenues allocable to the general partners on a proportionate basis, 97 1/2% for the account of UNIT and/or UPC and 2 1/2% for the account of the Partnership. The Partnership will not receive any portion of any management fees payable to the general partners nor any fees or payments for supervisory services which UNIT or UPC may render to such programs as operator of program wells or other fees and payments which UNIT or UPC may be entitled to receive from such programs for services rendered to them or goods, materials, equipment or other property sold to them.

     Extent and Nature of Operations. Although the General Partner maintains a general inventory of prospects, it cannot predict with certainty on which of those prospects wells will be started during 2002 nor can it predict what producing properties, if any, will be acquired by it during 2002. Further, since the General Partner anticipates that the Partnership will acquire a small interest (either directly or through any drilling or income programs of which it or UNIT serves as a general partner) in approximately 125 to 150 wells (however, the exact number of wells may vary greatly depending on the actual activity undertaken), it would be impractical to describe in any detail all of the properties in which the Partnership can be expected to acquire some interest.

     The Partnership's drilling and development operations are expected to include both Exploratory Wells and comparatively lower-risk Development Wells. Exploratory Wells include both the high-risk "wildcat" wells which are located in areas substantially removed from existing production and "controlled" Exploratory Wells which are located in areas where production has been established and where objective horizons have produced from similar geological features in the vicinity. Based on UNIT's historical profile of its drilling operations, it is presently anticipated that the portion of the Aggregate Subscription expended for Partnership drilling operations (see "APPLICATION OF PROCEEDS") will be spent approximately 7% on Exploratory Wells and 93% on Development Wells. However, these percentages may vary significantly.

     Certain of the Partnership's Development Wells may be drilled on prospects on which initial drilling operations were conducted by the General Partner or UNIT prior to the formation of the Partnership. Further, certain of the Partnership Wells will be drilled on prospects on which the General Partner, UNIT or possibly future employee programs may conduct additional drilling operations in years subsequent to 2002. In either instance, the Partnership will have an interest only in those wells begun in 2002 and will have no rights in production from wells commenced in years other than 2002 even though such other wells may be located on prospects or spacing units on which Partnership Wells have been drilled. Furthermore, it is possible that in years subsequent to 2002, UNIT, UPC or possibly future employee programs will acquire additional interests in wells participated in by the Partnership. In such event the Partnership will generally not be entitled to share in the acquisition of such additional interests. With respect to the acquisition of producing properties, UNIT will endeavor to diversify its investments by acquiring properties located in differing geographic locations and by balancing its investments between properties having high rates of production in early years and properties with more consistent production over a longer term. See "CONFLICTS OF INTERESTS -- Acquisition of Properties and Drilling Operations."

Partnership Objectives

     The Partnership is being formed to provide eligible employees and directors the opportunity to participate in the oil and gas exploration and producing property acquisition activities of UNIT during 2002. UNIT hopes that participation in the Partnership will provide the participants with greater proprietary interests in its operations and the potential for realizing a more direct benefit in the event these operations prove to be profitable. The Partnership has been structured to achieve the objective of providing the Limited Partners with essentially the same economic returns that UNIT realizes from the wells drilled or acquired during 2002.

Areas of Interest

     The Agreement authorizes the Partnership to engage in oil and gas exploration, drilling and development operations and to acquire producing oil and gas properties anywhere in the United States, but the areas presently under consideration are located in the states of Oklahoma, Texas, Louisiana, Kansas, Arkansas, Colorado, Montana, North Dakota and Wyoming. It is possible that the Partnership may drill in inland waterways, riverbeds, bayous or marshes but no drilling in the open seas will be attempted. Plans to conduct drilling and development operations or to acquire producing properties in certain of these states may be abandoned if attractive prospects cannot be obtained upon satisfactory terms or if the Partnership is not fully subscribed.

Transfer of Properties

     In the case of wells drilled or producing properties acquired by the Partnership and UPC or UNIT for their own accounts and not through another drilling or income program, the Partnership will acquire from UPC or UNIT a portion of the fractional undivided working interest in the properties or portions thereof comprising the spacing unit on which a proposed Partnership Well is to be drilled or on which a producing Partnership Well is located, and UPC or UNIT will retain for its own account all or a portion of the remainder of such working interest. Such working interests will be sold to the Partnership for an amount equal to the Leasehold Acquisition Costs attributable to the interest being acquired. Neither UNIT nor its affiliates will retain any overrides or other burdens on the working interests conveyed to the Partnership, and the respective working interests of UPC or UNIT and the Partnership in a property will bear their proportionate shares of costs and revenues.

     The Partnership's direct interest in a property will only encompass the area included within the spacing unit on which a Partnership Well is to be drilled or on which a producing Partnership Well is located, and, in the case of a Partnership Well to be drilled, it will acquire that interest only when the drilling of the well is ready to commence. If the size of a spacing unit is ever reduced, or any subsequent well in which the Partnership has no interest is drilled thereon, the Partnership will have no interest in any additional wells drilled on properties which were part of the original spacing unit unless such additional wells are commenced during 2002. If additional interests in Partnership Wells are acquired in years subsequent to 2002 the Partnership will generally not be entitled to participate or share in the acquisition of such additional interests. In addition, if the Partnership Well drilled on a spacing unit is dry or abandoned, the Partnership will not have an interest in any subsequent or additional well drilled on the spacing unit unless it is commenced during 2002. The Partnership will never own any significant amounts of undeveloped properties or have an occasion to sell or farm out any undeveloped Partnership Properties.

     Transfers of properties to any drilling or income programs of which the Partnership serves as a general partner will be governed by the provisions of the agreement of limited partnership in effect with respect thereto. If any such program is to be offered publicly, those provisions will have to be consistent with the provisions contained in the Guidelines for the Registration of Oil and Gas Programs adopted by the North American Securities Administrators Association, Inc.

Record Title to Partnership Properties

     Record title to the Partnership Properties will be held by the General Partner. However, the General Partner will hold the Partnership Properties as a nominee for the Partnership under a form of nominee agreement to be entered into between the General Partner and the Partnership. Under the form of nominee agreement, the General Partner will disclaim any beneficial interest in the Partnership Properties held as nominee for the Partnership.

Marketing of Reserves

     The General Partner has the authority to market the oil and gas production of the Partnership. In this connection, it may execute on behalf of the Partnership division orders, contracts for the marketing or sale of oil, gas or other hydrocarbons or other marketing agreements. Sales of the oil and gas production of the Partnership will be to independent third parties or to the General Partner or its affiliates (see "CONFLICTS OF INTEREST").

Conduct of Operations

     The General Partner will have full, exclusive and complete discretion and control over the management, business and affairs of the Partnership and will make all decisions affecting the Partnership Properties. To the extent that Partnership funds are reasonably available, the General Partner will cause the Partnership to (1) test and investigate the Partnership Properties by appropriate geological and geophysical means, (2) conduct drilling and development operations on such Partnership Properties as it deems appropriate in view of such testing and investigation, (3) attempt completion of wells so drilled if in its opinion conditions warrant the attempt and (4) properly equip and complete productive Partnership Wells. The General Partner will also cause the Partnership's productive wells to be operated in accordance with sound and economical oil and gas recovery practices.

     The General Partner will operate certain drilling and productive wells on behalf of the Partnership in accordance with the terms of the Agreement (see "COMPENSATION"). In those cases, execution of separate operating agreements will not be necessary unless third party owners are involved, e.g., fractional undivided interest Partnership Properties and Partnership Properties that are pooled or unitized with other properties owned by third parties. In such cases, and in all cases where Partnership Properties are operated by third parties, the General Partner will, where appropriate, make or cause to be made and enter into operating agreements, pooling agreements, unitization agreements, etc., in the form in general use in the area where the affected property is located. The General Partner is also authorized to execute production sales contracts on behalf of the Partnership.

                            APPLICATION OF PROCEEDS

     The Aggregate Subscription will be used to pay costs and expenses incurred in the operations of the Partnership which are chargeable to the Limited Partners. The organizational costs of the Partnership and the offering costs of the Units will be paid by the General Partner.

     If all 600 Units offered hereby are sold, the proceeds to the Partnership would be $600,000. If the minimum 50 Units are sold, the proceeds to the Partnership would be $50,000. The General Partner estimates that the gross proceeds will be expended as follows:


                                        $600,000           $50,000
                                         Program           Program
                                    ----------------   ----------------
                                    Percent   Amount   Percent   Amount
                                    -------  -------   -------  -------
Leasehold Acquisition Costs
  of Properties to Be Drilled......    5%   $ 30,000      5%    $ 2,500
Drilling Costs of Exploratory
  Wells............................    5%     30,000      5%      2,500
Drilling Costs of Develop-
  ment Wells.......................   70%    420,000     70%     35,000
Leasehold Acquisition Costs
  of Productive Properties.........   20%    120,000     20%     10,000

          Total....................  100%   $600,000    100%    $50,000


     The foregoing allocation between Drilling Costs and Leasehold Acquisition Costs is solely an estimate and the actual percentages may vary materially from this estimate. Funds otherwise available for drilling Exploratory Wells will be reduced to the extent that such funds are used in conducting development operations in which the Partnership participates.

     Until Capital Contributions are invested in the Partnership's operations, they will be temporarily deposited, with or without interest, in one or more bank accounts of the Partnership or invested in short-term United States government securities, money market funds, bank certificates of deposit or commercial paper rated as "A1" or "P1" as the General Partner deems advisable. Partnership funds other than Capital Contributions may be commingled with the funds of the General Partner or UNIT.

                       PARTICIPATION IN COSTS AND REVENUES

     All costs of organizing the Partnership and offering Units therein will be paid by the General Partner. All costs incurred in the offering and syndication of any drilling or income program formed by UPC or UNIT and its affiliates during 2002 in which the Partnership participates as a co-general partner will also be paid by the General Partner. All other Partnership costs and expenses will be charged 99% to the Limited Partners and 1% to the General Partner until such time as the Aggregate Subscription has been fully expended. Thereafter and until the General Partner's Minimum Capital Contribution has been fully expended, all of such costs and expenses will be charged to the General Partner. After the General Partner's Minimum Capital Contribution has been fully expended, such costs and expenses will be charged to the respective accounts of the General Partner and the Limited Partners on the basis of their respective Percentages (see "GLOSSARY").

     All Partnership Revenues will be allocated between the General Partner and the Limited Partners on the basis of their respective Percentages.

     The General Partner's Minimum Capital Contribution will be determined as of December 31, 2002 and will be an amount equal to:

(a) all costs and expenses previously charged to the General Partner as of that date, plus

(b) the General Partner's good faith estimate of the additional amounts that it will have to contribute in order to fund the Leasehold Acquisition Costs and Drilling Costs expected to be incurred by the Partnership after that date.

The respective Percentages of the General Partner and the Limited Partners will then be determined as of December 31, 2002 based on the relative contributions of the Partners previously made and expected to be made in the future during the remainder of the Partnership's property acquisition and drilling phases. See "GLOSSARY -- General Partner's Minimum Capital Contribution", "General Partner's Percentage" and " Limited Partners' Percentage." If the General Partner's estimate of future Leasehold Acquisition Costs and Drilling Costs proves to be lower than the actual amount of such costs and expenses, the excess amounts will be charged to the Partners on the basis of their respective Percentages and the Limited Partners' share will be paid out of their share of Partnership Revenues, Additional Assessments required of them or the proceeds of Partnership borrowings. See "ADDITIONAL FINANCING." If the General Partner's estimate of such costs and expenses proves to be higher than the actual costs and expenses, the General Partner will continue to bear Partnership costs and expenses that would otherwise have been chargeable to the Limited Partners until the total Partnership costs and expenses charged to it (including, without limitation, offering and organizational costs, Operating Expenses, general and administrative overhead costs and reimbursements and Special Production and Marketing Costs as well as Leasehold Acquisition Costs and Drilling Costs) since the formation of the Partnership equals the General Partner's Minimum Capital Contribution. In addition to actual contributions of cash or properties, any Partner will be deemed to have contributed amounts of Partnership Revenues allocated to it which are used to pay its share of Partnership costs and expenses.

     The following table presents a summary of the allocation of Partnership costs, expenses and revenues between the General Partner and the Limited
Partners:

                                               General            Limited
                                               Partner            Partners
                                               -------            --------
COSTS AND EXPENSES

.. Organizational and offering
  costs of the Partnership and any
  drilling or income programs in
  which the Partnership participates
  as a co-general partner.................      100%                 0%

                                               General            Limited
                                               Partner            Partners
                                               -------            --------
.. All other Partnership Costs and
  Expenses:

  .  Prior to time Limited Partner
     Capital Contributions are
     entirely expended....................        1%                99%

  .  After expenditure of Limited
     Partner Capital Contributions
     and until expenditure of
     General Partner's Minimum
     Capital Contribution.................      100%                 0%

  .  After expenditure of General              General            Limited
     Partner's Minimum Capital                Partner's          Partners'
     Contribution.........................    Percentage         Percentage

REVENUES                                       General            Limited
                                              Partner's          Partners'
                                              Percentage         Percentage


                                 COMPENSATION

Supervision of Operations

     It is anticipated that the General Partner will operate most, if not all, Partnership Properties during the drilling of Partnership Wells and most, if not all, productive Partnership Wells. For the General Partner's services performed as operator, the Partnership will compensate the General Partner its pro rata portion of the compensation due to the General Partner under the operating agreements, if any, in effect with respect to such wells or, if none is in effect for such wells, at rates no higher than those normally charged in the same or a comparable geographic area by non-affiliated persons or companies dealing at arm's length.

     That portion of the General Partner's general and administrative overhead expense that is attributable to its conduct of the actual and necessary business, affairs and operations of the Partnership will be reimbursed by the Partnership out of Partnership Revenue. The General Partner's general and administrative overhead expenses are determined in accordance with industry practices. The costs and expenses to be allocated include all customary and routine legal, accounting, geological, engineering, travel, office rent, telephone, secretarial, salaries, data processing, word processing and other incidental reasonable expenses necessary to the conduct of the Partnership's business and generated by the General Partner or allocated to it by UNIT, but will not include filing fees, commissions, professional fees, printing costs and other expenses incurred in forming the Partnership or offering interests therein. The amount of such costs and expenses to be reimbursed with respect to any particular period will be determined by allocating to the Partnership that portion of the General Partner's total general and administrative overhead expense incurred during such period which is equal to the ratio of the Partnership's total expenditures compared to the total expenditures by the General Partner for its own account. The portion of such general and administrative overhead expense reimbursement which is charged to the Limited Partners may not exceed an amount equal to 3% of the Aggregate Subscription during the first 12 months of the Partnership's operations, and in each succeeding twelve-month period, the lesser of (a) 2% of the Aggregate Subscription and (b) 10% of the total Partnership Revenue realized in such twelve-month period. Administrative expenses incurred directly by the Partnership, or incurred by the General Partner on behalf of the Partnership and reimbursable to the General Partner, such as legal, accounting, auditing, reporting, engineering, mailing and other such fees, costs and expenses are not considered a part of the general and administrative expense reimbursed to the General Partner and the amounts thereof will not be subject to the limitations described in the preceding sentence.

Purchase of Equipment and Provision of Services

     UNIT, through its subsidiary Unit Drilling Company, will probably perform significant drilling services for the Partnership. In addition, UNIT owns a 40% interest in Superior Pipeline Company, L.L.C., an Oklahoma limited liability company, which may build or own an interest in certain gathering systems through which a portion of the Partnership's gas production is transported.

     These persons are in the business of supplying such equipment and services to non-affiliated parties in the industry and any such equipment and such services will be acquired or provided at prices or rates no higher than those normally charged in the same or comparable geographic area by non-affiliated persons or companies dealing at arms' length. Production purchased by any affiliate of UNIT will be for prices which are not less than the highest posted price (in the case of crude oil) or prevailing price (in the case of natural gas) in the same field or area.

     UNIT or one of its affiliates may provide other goods or services to the Partnership in which event the compensation received therefore will be subject to the same restrictions and conditions described above and under "CONFLICTS OF INTEREST" below.

Prior Programs

     UNIT was formed in 1986 in connection with a major reorganization and recapitalization whereby UNIT acquired all of the assets and liabilities of all of the limited partnerships formed by UNIT's predecessor, Unit Drilling and Exploration Company ("UDEC"), during the period of 1980 through 1983 in exchange for shares of UNIT's common stock and UDEC was merged with a wholly owned subsidiary of UNIT whereby UDEC was the surviving corporation and thereby became a wholly owned subsidiary of UNIT. UNIT has conducted one oil and gas program since the date of its formation, the 1986 Energy Program. The 1986 Energy Program was formed on June 12, 1987 with total subscriptions of one million dollars. The Unit 1986 Employee Oil and Gas Limited Partnership is a co-general partner with Unit Petroleum Company of the 1986 Energy Program. Direct compensation charged to or paid by the partnerships and earned by the General Partners for their services in connection with these programs through September 30, 2001, is set forth below.


                                 Compensation
                                      for
                                  Supervision    Reimbursement
                                      and          of General
                                  Operation of   Administrative
                                  Productive          and            Fees
                                     and           Overhead      Received as
                     Management    Drilling         Expense       a Drilling
Program                Fee(1)     Wells(2)(3)      (2)(3)(4)    Contractor(2)
-------                -------    -----------     -----------   -------------
1979...............    150,000     2,589,182       2,437,750      1,835,762
1980...............    200,000       261,456       1,345,158      1,810,310
1981...............  1,250,000       329,695       1,892,568      4,047,260
1981-II............    450,000       158,406       1,607,706      1,629,201
1982-A.............    634,200       521,910       1,688,024      4,110,107

                                 Compensation
                                      for
                                  Supervision    Reimbursement
                                      and          of General
                                  Operation of   Administrative
                                  Productive          and            Fees
                                     and           Overhead      Received as
                     Management    Drilling         Expense       a Drilling
Program                Fee(1)     Wells(2)(3)      (2)(3)(4)    Contractor(2)
-------                -------    -----------     -----------   -------------
1982-B.............    316,650       331,594       1,224,023      4,945,437
1983-A.............     50,600       151,289         698,597        695,255
1984...............          -       273,929         861,718        829,503
1984 Employee(*)...          -         3,924           5,000         13,452
1985 Employee(*)...          -        10,316               -         54,892
1986 Energy
Income Fund(**) ...          -       288,586       1,022,687         64,945
1986 Employee(*)...          -        23,505               -         59,446
1987 Employee(*)...          -        50,688               -         97,079
1988 Employee(*)...          -        93,854               -        112,861
1989 Employee(*)...          -        54,536               -        165,436
1990 Employee(*)...          -        28,884               -        144,722
1991 Employee......          -       506,410               -        144,993
1992 Employee......          -       138,171               -         14,934
1993 Employee......          -        74,296               -         68,504
Consolidated
Program(*).........          -       149,229               -              -
1994 Employee......          -       102,509               -         41,403
1995 Employee......          -        61,406               -         35,903
1996 Employee......          -        68,889               -        112,911
1997 Employee......          -        57,738               -        170,173
1998 Employee......          -        41,093               -        161,094
1999 Employee......          -        63,223               -        186,408
2000 Employee......          -        21,317               -        601,080
2001 Employee......          -         1,407               -        194,929
_______________
(*) Effective December 31, 1993, pursuant to an Agreement and Plan of Merger, this employee partnership was merged with and into the Unit Consolidated Employee Oil and Gas Limited Partnership (the "Consolidated Program"), with the latter being the surviving limited partnership. See Prior Activities.

(**) Formed primarily for purposes of acquiring producing oil and gas properties.

     (1) Paid to both UDEC and a prior Key Employee Exploration Fund as general partners. No management fee was payable to UDEC or any of its affiliates by any of the 1984 - 2001 Employee Programs and no management fee is payable by the Partnership to UNIT or any of its affiliates.

     (2)  Paid only to UDEC.

     (3) In the case of compensation for supervision and operation of productive wells and reimbursement of UNIT's general and administrative overhead expense, the general partners generally were charged with and paid a percentage of such amounts equal to the percentage of partnership revenues being allocated to them.

     (4) Although the partnership agreement for each of the 1985 - 2001 Employee Programs provides that the General Partner is entitled to reimbursement for the general administrative and overhead expenses attributable to each of such programs, the General Partner has to date elected not to seek such reimbursement. However, there can be no assurance that the General Partner will continue to forego such reimbursement in the future.

     (5)  Includes a special allocation of gross revenues totaling $500,000.

                                 MANAGEMENT

The General Partner

     UNIT was formed in 1986 in connection with a major reorganization and recapitalization whereby UNIT acquired all of the assets and liabilities of all of the limited partnerships formed by UNIT's predecessor, UDEC, during the period of 1980 through 1983 in exchange for shares of UNIT's common stock and UDEC was merged with a wholly owned subsidiary of UNIT whereby UDEC was the surviving corporation and thereby became a wholly owned subsidiary of UNIT. UPC was incorporated in the State of Oklahoma on February 9, 1984 as Sunshine Development Corporation ("SDC"). On October 8, 1985 pursuant to the terms of a Stock Purchase Agreement," UDEC purchased all of the issued and outstanding stock of SDC whereby SDC became a wholly owned subsidiary of UDEC. On February 1, 1988, pursuant to the terms of an "Amended and Restated Certificate of Incorporation", SDC was renamed Unit Petroleum Company.

     UPC's as well as UNIT's, principal office is at 1000 Kensington Tower I, 7130 South Lewis Avenue, Tulsa, Oklahoma 74136 and its telephone number is (918) 493-7700. UNIT through its various subsidiaries is engaged in the onshore contract drilling of oil and gas wells and in the exploration for and production of oil and gas. Unless the context otherwise requires, references in this Memorandum to UNIT include its predecessor as well as all or any of its subsidiaries.

Officers, Directors and Key Employees

     The Partnership will have no directors or officers. The directors of the General Partner are elected annually and serve until their successors are elected and qualified. Directors of UNIT are elected at the Annual Meeting of Shareholders for a staggered term of three years each, or until their successors are duly elected and qualified. The executive officers of the General Partner are elected by and serve at the pleasure of its Board of Directors. The names, ages and respective positions of the directors and executive officers of UNIT are as follows:


     Name                        Age                  Position
     ----                        ---                  --------
King P. Kirchner                  74            Chairman of the Board and
                                                 Director

John G. Nikkel                    66            President, Chief Executive
                                                 Officer, Chief Operating
                                                 Officer and Director

O. Earle Lamborn                  66            Senior Vice President,
                                                 Drilling and Director

Philip M. Keeley                  60            Senior Vice President,
                                                 Exploration and Production

Larry D. Pinkston                 47            Vice President, Treasurer
                                                 and Chief Financial Officer

Mark E. Schell                    44            Secretary and General Counsel

William B. Morgan                 57            Director

Don Cook                          76            Director

John S. Zink                      73            Director

John H. Williams                  83            Director

J. Michael Adcock                 52            Director

     The names, ages and respective positions of the directors and executive officers of UPC are as follows:


     Name                        Age                  Position
     ----                        ---                  --------
King P. Kirchner                  74            Chairman of the Board

John G. Nikkel                    66            President and Director

Philip M. Keeley                  60            Vice President and Director

Mark E. Schell                    44            Secretary, General Counsel
                                                 and Director

Larry Pinkston                    47            Treasurer

     Mr. Kirchner, a co-founder of UNIT, has been the Chairman of the Board and a director since 1963. He served as the Company's President until November 1983 and as its Chief Executive Officer until June 30, 2001. Mr. Kirchner is a Registered Professional Engineer within the State of Oklahoma, having received degrees in Mechanical Engineering from Oklahoma State University and in Petroleum Engineering, with honors, from the University of Oklahoma. Following graduation, he was employed by Lufkin Manufacturing as a development engineer for hydraulic pumping units. Prior to co-founding Unit he served in the US Army during the Korean War and after that as vice-president engineering and operations for Woolaroc Oil Company.

     Mr. Nikkel joined UNIT in 1983 as its President and a director. On July 1, 2001 Mr. Nikkel was elected to the additional office of Chief Executive Officer on July 1, 2001. From 1976 until January 1982 when he co-founded Nike Exploration Company, Mr. Nikkel was an officer and director of Cotton Petroleum

Corporation, serving as the President of Cotton from 1979 until his departure. Prior to joining Cotton, Mr. Nikkel was employed by Amoco Production Company for 18 years, last serving as Division Geologist for Amoco's Denver Division. Mr. Nikkel presently serves as President and a director of Nike Exploration Company. Mr. Nikkel received a Bachelor of Science degree in Geology and Mathematics from Texas Christian University.

     Mr. Lamborn has been actively involved in the oil field for over 50 years, joining UNIT's predecessor in 1952 prior to its becoming a publicly-held corporation. He was elected Vice President, Drilling in 1973 and to his current position as Senior Vice President, Drilling and director in 1979.

     Mr. Keeley joined UNIT in November 1983 as Senior Vice President, Exploration and Production. Prior to that time, Mr. Keeley co-founded (with Mr. Nikkel) Nike Exploration Company in January 1982 and, until November 2001, served as Executive Vice President and a director of that company. From 1977 until 1982, Mr. Keeley was employed by Cotton Petroleum Corporation, serving first as Manager of Land and from 1979 as Vice President and a director. Before joining Cotton, Mr. Keeley was employed for four years by Apexco, Inc. as Manager of Land and prior thereto he was employed by Texaco, Inc. for nine years. He received a Bachelor of Arts degree in Petroleum Land Management from the University of Oklahoma.

     Mr. Pinkston joined UNIT in December 1981. He had served as Corporate Budget Director and Assistant Controller prior to being appointed Controller in February 1985. He has been Treasurer since December 1986 and was elected to the position of Vice President and Chief Financial Officer in May 1989. He holds a Bachelor of Science Degree in Accounting from East Central University of Oklahoma and is a Certified Public Accountant.

     Mr. Schell joined UNIT in January 1987, as its Secretary and General Counsel. From 1979 until joining UNIT, Mr. Schell was Counsel, Vice President and a member of the Board of Directors of C&S Exploration, Inc. He received a Bachelor of Science degree in Political Science from Arizona State University and his Juris Doctorate degree from the University of Tulsa Law School. He is a member of the Oklahoma and American Bar Association as well as being a member of the American Corporate Counsel Association and the American Society of Corporate Secretaries.

     Mr. Morgan was elected a director of UNIT in February 1988. Mr. Morgan has been Executive Vice President and General Counsel of St. John Health System, Inc., Tulsa, Oklahoma, since March 1, 1995 and, since October 1, 1996, the President of its principal for profit subsidiary Utica Services, Inc. Before that, he was a Partner in the law firm of Doerner, Saunders, Daniel & Anderson, Tulsa, Oklahoma, for over 20 years.

     Mr. Cook has served as a director of UNIT since UNIT's inception. He is a Certified Public Accountant and was a partner in the accounting firm of Finley & Cook, Shawnee, Oklahoma, from 1950 until 1987, when he retired.

     Mr. Zink was elected a director of UNIT in May 1982. For over 5 years, he has been a principal in several privately held companies engaged in the businesses of designing and manufacturing equipment used in the petroleum industry, construction and heating and air conditioning services and installation. He holds a Bachelor of Science degree in Mechanical Engineering from Oklahoma State University. He is also a director of Matrix Service Company, Tulsa, Oklahoma.

     Mr. Williams was elected a director of UNIT in December 1988. Prior to retiring on December 31, 1978, he was Chairman of the Board and Chief Executive Officer of The Williams Companies, Inc. where he continues to serve as an honorary director. Mr. Williams also serves as a director of Apco Argentina, Inc., Westwood Corporation, and Willbros Group, Inc. In addition, Mr. Williams also serves as a director of the Gilcrease and Philbrook Museums and is a Trustee for the Tulsa Performing Arts Center Trust.

     Mr. Adcock was elected a director of UNIT in December 1997. He is an attorney and currently manages a private trust that deals in real estate, oil and gas properties and commercial banking as well as other equity investments. He is Chairman of the Board of Arvest Bank, Shawnee and Mid-America Heathcare, Inc.. Between 1997 through September, 1998 he was the Chairman of the Board of Ameribank and President and Chief Executive Officer of American National Bank and Trust Company of Shawnee, Oklahoma, and Chairman of AmeriTrust Corporation, Tulsa, Oklahoma. Prior to holding these positions, he was engaged in the private practice of law and served as General Counsel for Ameribank Corporation.

Prior Employee Programs

     Since 1984, UNIT has formed limited partnerships for investment by certain of its key employees and directors that participate with UNIT in its exploration and production operations. The name, month of formation and amount of limited partner capital subscriptions of each of these limited partnerships (the "Employee Programs") are set forth below.

                                                                  Limited
                                                                 Partners'
                                                                  Capital
               Name                               Formed       Subscriptions
               ----                               ------       -------------

Unit 1984 Employee Oil and Gas Program          April 1984        $348,000

Unit 1985 Employee Oil and Gas Limited
Partnership                                    January 1985       $378,000

Unit 1986 Employee Oil and Gas Limited
Partnership                                    January 1986       $307,000

Unit 1987 Employee Oil and Gas Limited
Partnership                                     March 1987        $209,000

Unit 1988 Employee Oil and Gas Limited
Partnership                                   April 29, 1988      $177,000

Unit 1989 Employee Oil and Gas Limited
Partnership                                  December 30, 1988    $157,000

Unit 1990 Employee Oil and Gas Limited
Partnership                                   January 19, 1990    $253,000

Unit 1991 Employee Oil and Gas Limited
Partnership                                    January 7, 1991    $263,000

Unit 1992 Employee Oil and Gas Limited
Partnership                                   January 23, 1992    $240,000

Unit 1993 Employee Oil and Gas Limited
Partnership                                   January 21, 1993    $245,000

Unit 1994 Employee Oil and Gas Limited
Partnership                                   January 19, 1994    $284,000

                                                                  Limited
                                                                 Partners'
                                                                  Capital
               Name                               Formed       Subscriptions
               ----                               ------       -------------
Unit 1995 Employee Oil and Gas Limited
Partnership                                     March 7, 1995     $454,000

Unit 1996 Employee Oil and Gas Limited
Partnership                                   February 5, 1996    $437,000

Unit 1997 Employee Oil and Gas Limited
Partnership                                  February 4, 1997     $413,000

Unit 1998 Employee Oil and Gas Limited
Partnership                                  February 19, 1998    $471,000

Unit 1999 Employee Oil and Gas Limited
Partnership                                  February 22, 1999    $188,000

Unit 2000 Employee Oil and Gas Limited
Partnership                                  February 22, 2000    $199,000

Unit 2001 Employee Oil and Gas Limited
Partnership                                   February 9, 2001    $370,000

     One-half of the capital subscriptions from all limited partners were required to be paid in the 1984 Employee Program, three-fourths of the capital subscriptions from all limited partners were required to be paid in the 1985 Employee Program and the 1986 Employee Program. All of the capital subscriptions from all limited partners, including those shown below, were required to be paid in the 1987 through 1999 Employee Programs. The capital subscriptions of the following limited partners to the 1999, 2000 and 2001 Employee Programs were as shown below:

                                                   Amount of Capital
                                                     Subscripation
                      Position with                  -------------
   Subscriber              UNIT             1999         2000         2001
   ----------              ----             ----         ----         ----

King P. Kirchner   Chairman of the Board  $20,000 (1)       $0 (1)  $25,000
                   and Chief Executive
                   Officer

John G. Nikkel     President, Chief       $94,264 (2) $114,264 (2) $151,400 (2)
                   Operating Officer
                   and Director


Philip M. Keeley   Senior Vice President, $31,736 (2)  $33,736 (2)  $43,600 (2)
                   Exploration and
                   Production
_______________
     (1) Mr. Kirchner invested $20,000 indirectly in each of the 1999 Employee Program and $25,000 in the 2001 Employee Programs, through the King P. Kirchner Revocable Trust as permitted by the limited partnership agreement of those Employee Programs.

     (2) Messrs. Nikkel and Keeley have invested in the 1999, 2000 and 2001 Employee Programs both directly and through Nike Exploration Company which is owned 71.4% by Mr. Nikkel and 28.6% by Mr. Keeley. The amounts invested directly and indirectly through Nike Exploration Company in the 1999, 2000 and 2001 Employee Programs by Messrs. Nikkel and Keeley are set forth below:

                                                  Nike
            Employee   Mr. Nikkel  Mr. Keeley  Exploration
             Program    Directly    Directly     Company
             -------    --------    --------     -------

              1999       $40,000     $10,000     $76,000
              2000       $60,000     $12,000     $76,000
              2001       $80,000     $15,000    $100,000

Ownership of Common Stock

     UNIT's Common Stock is listed on the New York Stock Exchange as reported on the Composite Tape. On December 11, 2001, there were 36,005,367 shares outstanding.

     As of December 11, 2001, the directors and officers of UNIT owned of record or beneficially owned shares of UNIT Common Stock as follows:

                                   Amount of
                                   Beneficial             % of
Name                             Ownership (1)       Outstanding(1)
----                             -------------       -----------
King P. Kirchner.............    898,628 (2)             2.5
John Williams................      4,500 (3)             *
Don Cook.....................     27,618 (3)             *
Philip M. Keeley.............    132,734 (2)(4)          *
Earle Lamborn................    265,113 (2)(4)          *
John G. Nikkel...............    410,501 (2)(4)          1.1
Larry D. Pinkston............     57,075 (2)(4)          *
Mark E. Schell...............     33,711 (2)(4)          *
John S. Zink.................     68,000 (3)             *
William B. Morgan............     17,100 (3)             *
J. Michael Adcock............    599,791 (3)(5)          1.6

All Officers and Directors
    as a Group...............  2,514,771                 6.9
_______________
     *Less than 1%

     (1) The number of shares includes the shares presently issued and outstanding plus the number of shares which any owner has the right to acquire within 60 days after December 11, 2001, pursuant to the exercise of currently exercisable stock options. For purposes of calculating the percent of the shares outstanding held by each owner, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after December 11, 2001 pursuant to the exercise of currently exercisable stock options.

     (2) Includes shares of common stock held under UNIT's 401(k) thrift plan as of December 10, 2001 for the account of: Earle Lamborn, 13,139; John G. Nikkel, 30,842; Philip M. Keeley, 11,152; Larry D. Pinkston, 483; and Mark E. Schell, 29,172.

     (3) Includes unexercised stock options granted under UNIT's non-Employee Directors' Stock Option Plan to each of the following, all of which are currently exercisable at the discretion of the holder: J. Michael Adcock, 12,000; Don Cook, 22,000; William B. Morgan, 11,000; John H. Williams, 3,500; John S. Zink, 27,000; and all non-Employee Directors as a group, 75,500.

     (4) Includes unexercised stock options granted under UNIT's Amended and Restated Stock Option Plan to each of the following, all of which are currently exercisable at the discretion of the holder: John G. Nikkel 103,000; Philip M. Keeley, 32,500; Earle Lamborn, 38,500; Larry D. Pinkston, 16,200; and Mark E. Schell, 16,200.

     (5) Of the shares shown, Mr. J. Michael Adcock is deemed to be the beneficial owner of 587,791 shares by virtue of his position as one of three trustees of the Don Bodard 1995 Revocable Trust.

Interest of Management in Certain Transactions

     Reference is made to "COMPENSATION" for a discussion of the compensation for supervision and operation of productive wells and the reimbursement of overhead expenses attributable to the Partnership's operations to which UNIT is entitled under the terms of the Partnership Agreement.

                         CONFLICTS OF INTEREST

     There will be situations in which the individual interests of the General Partner and the Limited Partners will conflict. Although the General Partner is obligated to deal fairly and in good faith with the Limited Partners and conduct Partnership operations using the standards of a prudent operator in the oil and gas industry, such conflicts may not in every instance be resolved to the maximum advantage of the Limited Partners. Certain circumstances which will or may involve potential conflicts of interest are as follows:

     . The General Partner currently manages and in the future will sponsor and manage oil and natural gas drilling programs similar to the Partnership.

     . The General Partner will decide which prospects the Partnership will acquire.

     . The General Partner will act as operator for Partnership Wells and will, through its affiliates, furnish drilling and/or marketing services with respect to Partnership Wells, the terms of which have not been negotiated by non-affiliated persons.

     . The General Partner is a general partner of numerous other partnerships, and owes duties of good faith dealing to such other partnerships.

     . The General Partner and its affiliates engage in drilling, operating and producing activities for other partnerships.

Acquisition of Properties and Drilling Operations

     With certain limited exceptions it is anticipated that the Partnership will participate in each producing property, if any, acquired by the General Partner and in the drilling of each of the wells, if any, commenced by the General Partner for its own account during the period commencing January 1, 2002, or from the formation of the Partnership if subsequent to January 1, 2002, through December 31, 2002 except for wells:

     (i)   drilled outside the 48 contiguous United States;

     (ii) drilled as part of secondary or tertiary recovery operations which were in existence prior to formation of the Partnership;

     (iii) drilled by third parties under farm-out or similar arrangements with UNIT or the General Partner or whereby UNIT or the General Partner may be entitled to an overriding royalty, reversionary or other similar interest in the production from such wells but is not obligated to pay any of the Drilling Costs thereof;

     (iv) acquired by UNIT or the General Partner through the acquisition by UNIT or the General Partner of, or merger of UNIT or the General Partner with, other companies; or

     (v) with respect to which the General Partner does not believe that the potential economic return therefrom justifies the costs and participation by the Partnership.

As a result, the Partnership may have an interest in wells located on prospects on which producing wells have been drilled by UNIT or the General Partner in prior years. Likewise, it is possible that the Partnership will participate in the drilling of initial wells on prospects on which some or all of the development or offset wells will be drilled in years subsequent to 2002. In the latter case, the Partnership would have no right to participate in the drilling of such development or offset wells.

     Sometimes UNIT will agree to participate in drilling operations on a prospect which it may not believe are fully warranted from an economic standpoint if it believes that such participation is necessary for, or will significantly increase its chances of, obtaining a contract to drill the well with one of its drilling rigs and the revenues from the contract make the economics of the entire arrangement desirable from UNIT's standpoint. In such an instance, the Partnership would not be entitled to any of the drilling contract revenues so the General Partner will not cause the Partnership to participate in such a well. However, an analysis of the economic potential of any proposed well is a very inexact science and wells which have a very high potential commonly prove to be dry or only marginally profitable and occasionally a well with apparently very little promise may prove to be very profitable. Thus, there can be no assurance that the General Partner will always make the most profitable decision from the Partnership's standpoint in determining in which of such potential wells the Partnership should or should not participate.

     Because the Partnership will acquire an interest only in those properties comprising the spacing unit on which each Partnership Well is located, it will not be entitled to participate in other wells drilled by the General Partner, UNIT or any of its affiliates in the same prospect area unless the drilling of those wells commences during the period from January 1, 2002, or from the formation of the Partnership if subsequent to January 1, 2002, through December 31, 2002. If the size of a spacing unit in which the Partnership has an interest is reduced, the Partnership will have no interest in any additional well drilled on the property comprising the original spacing unit unless it is commenced during the period from January 1, 2002, or from the formation of the Partnership if subsequent to January 1, 2002, through December 31, 2002. Likewise the Partnership would have no interest in any increased density wells drilled on the original spacing unit unless such wells were drilled during 2002. In addition, if additional interests are acquired in wells participated in by the Partnership after 2002, the Partnership will generally not be entitled to participate in the acquisition of such additional interests. Management believes that the apparent conflicts of interest arising from these situations are mitigated by the fact that the Partnership is expected to participate in all of UNIT's drilling operations (with the exceptions noted above) conducted during the period. Thus, there is little opportunity for the General Partner to selectively choose Partnership drilling locations for the purpose of proving up other properties of UNIT or its affiliates in which the Partnership has no interest. Further, the Partnership will benefit in many instances by its participation in the drilling of wells located on prospects previously proved up by drilling operations conducted by UNIT prior to formation of the Partnership.

Participation in UNIT's Drilling or Income Programs

     If UNIT forms any drilling or income programs in 2002, it is anticipated that the Partnership will serve as a co-general partner with UNIT in any such drilling or income programs, or both. As the other co-general partner of any such drilling or income program, UNIT would have exclusive management and control over the business, operations and affairs of the drilling or income program. Conflicts of interest may arise between the limited partners and the general partners of such drilling or income program and it is possible that UNIT may elect to resolve those conflicts in favor of the limited partners. Further, if any such drilling or income program is offered publicly, the program agreement will be required to contain a number of provisions concerning the conduct of program operations and handling conflicts of interests required by the Guidelines for the Registration of Oil and Gas Programs adopted by the North American Securities Administrators Association, Inc. Such provisions may significantly reduce the flexibility of UNIT in managing such programs or may affect the profitability of the program operations or the transactions between the general partners and the program.

Transfer of Properties

     The General Partner or its affiliates are authorized to transfer interests in oil and gas properties to the Partnership, in which case the General Partner or its affiliate will receive an amount equal to the Leasehold Acquisition Costs attributable to the interests being acquired by the Partnership in the spacing unit on which the Partnership Well is located or is to be drilled. The amount of the Leasehold Acquisition Costs attributable to the fractional undivided interest in a property transferred to the Partnership by the General Partner or any affiliate shall not be reduced or offset by the amount of any gain or profit the General Partner or its affiliate might have realized by any prior sale or transfer of a fractional undivided interest in the property to an unaffiliated third party for a price in excess of the portion of the Leasehold Acquisition Costs of the property that is attributable to the transferred interest. The Partnership will not be reimbursed for or refunded any Leasehold Acquisition Costs if the size of a spacing unit on which a Partnership Well is located or drilled is reduced even though the Partnership will have no interest in any subsequent wells drilled on the area encompassed by the original spacing unit unless they are commenced during 2002.

     A sale, transfer or conveyance to the Partnership of less than all of the ownership of the General Partner or its affiliates in any interest or property is prohibited unless:

     (1) the interest retained by the General Partner or its affiliates is a proportionate working interest;

     (2) the obligations of the Partnership with respect to the properties will be substantially the same proportionately as those of the General Partner or its affiliates at the time it acquired the properties; and

     (3) the Partnership's interest in revenues will not be less than the proportionate interest therein of the General Partner or its affiliates when it acquired the properties.

With respect to the General Partner or its affiliates' remaining interest, it may retain such interest for its own account or it may sell, transfer, farm-out or otherwise convey all or a portion of such remaining interest to non-affiliated industry members, which may occur either before or after the transfer of the interests in the same properties to the Partnership. The General Partner or its affiliates may realize a profit on the interests or may be carried to some extent with respect to its cost obligations in connection with any drilling on such properties and any such profit or interests will be strictly for the account of the General Partner or its affiliates and the Partnership will have no claim with respect thereto. The General Partner or its affiliates may not retain any overrides or other burdens on the property conveyed to the Partnership (other than overriding royalty interests granted to geologists and other persons employed or retained by the General Partner or its affiliates) and may not enter into any farm-out arrangements with respect to its retained interest except to non-affiliated third parties or other programs managed by the General Partner or its affiliates.

Partnership Assets

     The General Partner will not take any action with respect to assets or property of the Partnership which does not benefit primarily the Partnership as a whole. The General Partner will not utilize the funds of the Partnership as compensating balances for the benefit of the General Partner or its affiliates. All benefits from marketing arrangements or other relationships affecting property of the Partnership will be fairly and equitably apportioned according to the respective interests of the Partnership and the General Partner.

     The Partnership Agreement provides that when the Partnership is terminated, there will be an accounting with respect to its assets, liabilities and accounts. The Partnership's physical property and its oil and gas properties may be sold for cash. Except in the case of an election by the General Partner to terminate the Partnership before the tenth anniversary of the Effective Date, Partnership Properties may be sold to the General Partner or any of its affiliates for their fair market value as determined in good faith by the General Partner.

Transactions with the General Partner or Affiliates

     UNIT provides through its subsidiary Unit Drilling Company contract drilling services in the ordinary course of its business. UNIT also owns a 40% interest in Superior Pipeline Company, L.L.C. which is engaged in the business of buying and building gas gathering systems. It is anticipated that the Partnership will obtain services, equipment and supplies from one or both of such persons. In addition, UNIT may supply other goods or services to the Partnership. The terms of any contracts or agreements between the Partnership and UNIT or any affiliate will be no less favorable to the Partnership than those of comparable contracts or agreements entered into, and will be at prices not in excess of (or in the case of purchases of production, less than) those charged in the same geographical area, by non-affiliated persons or companies dealing at arm's length.

     For its services as a drilling contractor, Unit Drilling Company will charge the Partnership on either a daywork (a specified per day rate for each day a drilling rig is on the drill site), a footage (a specified rate per foot drilled) or a turnkey (specified amount for drilling the well) basis. The rate charged by Unit Drilling Company for such services will be the same as those offered to unaffiliated third parties in the same or similar geographic areas.

Right of Presentment Price Determination

     Under the terms of the Partnership Agreement, a Limited Partner can, subject to certain conditions, require the General Partner to purchase his or her Units at a price determined by the application of a stated formula to the estimated future net revenues attributable to the Partnership's estimated proved reserves. See "TERMS OF THE OFFERING -- Right of Presentment." It is anticipated that if an independent engineering firm makes an evaluation of the proved reserves of the Partnership, the result of that evaluation will be used in determining the price to be paid to a Limited Partner exercising his or her right of presentment. However, if no such independent evaluation is made, the right of presentment purchase price will be determined by using the proved reserves and future net revenue estimates of the technical staff of the General Partner.

Receipt of Compensation Regardless of Profitability

     The General Partner is entitled to receive its fees and other compensation and reimbursements from the Partnership regardless of whether the Partnership operates at a profit or loss. See "PARTICIPATION IN COSTS AND REVENUES" and "COMPENSATION." Such fees, compensation and reimbursements will decrease the Limited Partners' share of any profits generated by operations of the Partnership or increase losses if such operations should prove unprofitable.

Legal Counsel

     Conner & Winters serves as special legal counsel for the General Partner. Such firm has performed legal services for the General Partner and UNIT and is expected to render legal services to the Partnership. Although such firm has indicated its intention to withdraw from representation of the Partnership if conflicts of interest do in fact arise, there can be no assurance that representation of both the General Partner or UNIT and the Partnership by such firm will not be disadvantageous to the Partnership.

                           FIDUCIARY RESPONSIBILITY

General

     Under Oklahoma law, the General Partner will have a fiduciary duty to the Limited Partners and consequently must exercise good faith, fairness and loyalty in the handling of the Partnership's affairs. The General Partner must provide Limited Partners (or their representatives) with timely and full information concerning matters affecting the business of the Partnership. Each Limited Partner may inspect the Partnership's books and records upon reasonable prior notice. The nature of the fiduciary duties of general partners is an evolving area of law and prospective investors who have questions concerning the duties of the General Partner should consult with their counsel.

     Regardless of the fiduciary obligations of the General Partner, the General Partner, UNIT or its affiliates, subject to any restrictions or requirements set forth in the Agreement, may:

     . engage independently of the Partnership in all aspects of the oil and gas business, either for their own accounts or for the accounts of others;

     . sell interests in oil and gas properties held by them to, purchase oil and gas production from, and engage in other transactions with, the Partnership;

     . serve as general partner of other oil and gas drilling or income partnerships, including those which may be in competition with the Partnership; and

     .    engage in other activities that may involve conflicts of interest.

See "CONFLICTS OF INTEREST." Thus, unlike the strict duty of a fiduciary who must act solely in the best interests of his or her beneficiary, the Agreement permits the General Partner to consider, among other things, the interests of other partnerships sponsored by the General Partner, UNIT or its affiliates in resolving investment and other conflicts of interest. The foregoing provisions permit the General Partner to conduct its own operations and to act as the general partner of more than one similar partnership or investment program and for the Partnership to benefit from its experience resulting therefrom, but relieves the General Partner of the strict fiduciary duty of a general partner acting as such for only one investment program at a time. These provisions are primarily intended to reconcile the applicable duties under Oklahoma law with the fact that the General Partner will manage and administer its own oil and gas operations and a number of other oil and gas investment programs with which possible conflicts of interests may arise and resolve such conflicts in a manner consistent with the expectation of the investors in all such programs, the General Partner's fiduciary duties and customary business practices and statutes applicable thereto.

Liability and Indemnification

     The Agreement provides that the General Partner will perform its duties in an efficient and businesslike manner with due caution and in accordance with established practices of the oil and gas industry. The Agreement further provides that the General Partner and its affiliates will not be liable to the Partnership or the Partners, and will be indemnified by the Partnership, for any expense (including attorney fees), loss or damage incurred by reason of any act or omission performed or omitted in good faith in a manner reasonably believed by the General Partner or its affiliates to be within the scope of authority and in the best interest of the Partnership or the Partners unless the General Partner or its affiliates is guilty of gross negligence or willful misconduct. While not totally certain under Oklahoma law, absent specific provisions in the partnership agreement to the contrary, a general partner of a limited partnership may be liable to its limited partners if it fails to conduct the partnership affairs with the same amount of care which ordinarily prudent persons would use in similar circumstances. Consequently, the Agreement may be viewed as requiring a lesser standard of duty and care than what Oklahoma law might otherwise require of the General Partner.

     Any claim against the Partnership for indemnification must be satisfied only out of Partnership assets including insurance proceeds, if any, and none of the Limited Partners will have personal liability therefore.

     The Limited Partners may have more limited rights of action than they would have absent the liability and indemnification provisions above. Moreover, indemnification enforced by the General Partner under such provisions will reduce the assets of the Partnership. It should be noted, however, that it is the position of the Securities and Exchange Commission ("Commission") that any attempt to limit the liability of a general partner or to indemnify a general partner under the federal securities laws is contrary to public policy and, therefore, unenforceable. The General Partner has been advised of the position of the Commission.

     Generally, the Limited Partners' remedy for the General Partner's breach of a fiduciary duty will be to bring a legal action against the General Partner to recover any damages, generally measured by the benefits earned by the General Partner as a result of the fiduciary breach. Additionally, Limited Partners may also be able to obtain other forms of relief, including injunctive relief. The Act provides that a limited partner may bring an action in the name of a limited partnership (a partnership derivative action) to recover a judgment in its favor if general partners with authority to do so have refused to bring the action or if an effort to cause such general partners to bring the action is not likely to succeed.

                                PRIOR ACTIVITIES

     UNIT has been engaged in oil and gas exploration and development operations since late 1974 and has conducted oil and gas drilling programs using the limited partnership format since 1979. The following table depicts the drilling results achieved as of September 30, 2001 by UNIT during each year since 1975. Because of the unpredictability of oil and gas exploration in general, such results should not be considered indicative of the results that may be achieved by the Partnership.


                         Gross Wells(2)                  Net Wells(3)
Year Ended               --------------                  ------------
July 31(1)            Total  Oil   Gas  Dry      Total    Oil     Gas     Dry
----------            -----  ---   ---  ---      -----  -----   -----   -----

1975 Exploratory....      2    0     2    0        .01      0     .01       0
  Development.......      4    0     2    2        .07      0     .03     .04
                      -----  ---   ---  ---      -----  -----   -----   -----
                          6    0     4    2        .08      0     .04     .04
                      -----  ---   ---  ---      -----  -----   -----   -----

1976 Exploratory....      1    0     0    1        .01      0       0     .01
  Development.......      8    0     6    2        .29      0     .28     .01
                      -----  ---   ---  ---      -----  -----   -----   -----
                          9    0     6    3        .30      0     .28     .02
                      -----  ---   ---  ---      -----  -----   -----   -----

1977 Exploratory....      9    0     3    6       1.50      0     .45    1.05
  Development.......     16    0     9    7       2.00      0     .70    1.30
                      -----  ---   ---  ---      -----  -----   -----   -----
                         25    0    12   13       3.50      0    1.15    2.35
                      -----  ---   ---  ---      -----  -----   -----   -----

1978 Exploratory....      8    1     1    6       1.17    .34     .15     .68
  Development.......     26    0    13   13       2.64      0     .76    1.88
                      -----  ---   ---  ---      -----  -----   -----   -----
                         34    1    14   19       3.81    .34     .91    2.56
                      -----  ---   ---  ---      -----  -----   -----   -----

1979 Exploratory....     10    0     5    5       1.40      0     .76     .64
  Development.......     16    1     8    7       1.99    .06     .95     .98
                      -----  ---   ---  ---      -----  -----   -----   -----
                         26    1    13   12       3.39    .06    1.71    1.62
                      -----  ---   ---  ---      -----  -----   -----   -----

1980 Exploratory....      1    0     1    0       1.28      0     .23    1.05
  Development.......     10    0     8    2       3.13      0     .85    2.28
                      -----  ---   ---  ---      -----  -----   -----   -----
                         11    0     9    2       4.41      0    1.08    3.33
                      -----  ---   ---  ---      -----  -----   -----   -----

                         Gross Wells(2)                  Net Wells(3)
Year Ended               --------------                  ------------
December 31(1)        Total  Oil   Gas  Dry      Total    Oil     Gas     Dry
--------------        -----  ---   ---  ---      -----  -----   -----   -----

1981 Exploratory....     14    1     4    9       1.12    .02     .16     .94
  Development.......     66   18    29   19       7.38   2.96    1.77    2.65
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     80   19    33   28       8.50   2.98    1.93    3.59
                      -----  ---   ---  ---      -----  -----   -----   -----

1982 Exploratory....     40    5     9   26       3.39    .60     .32    2.47
  Development.......    100   22    51   27      11.70   4.70    2.71    4.29
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........    140   27    60   53      15.09   5.30    3.03    6.76
                      -----  ---   ---  ---      -----  -----   -----   -----

1983 Exploratory....      6    2     0    4       1.31    .72       0     .59
  Development.......     72   18    26   28       8.01   3.45    1.17    3.39
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     78   20    26   32       9.32   4.17    1.17    3.98
                      -----  ---   ---  ---      -----  -----   -----   -----

1984 Exploratory....      2    1     1    0        .52    .49     .03       0
  Development.......     50   15    22   13       6.81   3.42    2.74     .65
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     52   16    23   13       7.33   3.91    2.77     .65
                      -----  ---   ---  ---      -----  -----   -----   -----

1985 Exploratory....      0    0     0    0          0      0       0       0
  Development.......     38   11    16   11       8.32   2.89    2.39    3.04
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     38   11    16   11       8.32   2.89    2.39    3.04
                      -----  ---   ---  ---      -----  -----   -----   -----

1986 Exploratory....      0    0     0    0          0      0       0       0
  Development.......     21    4     6   11       3.85    .81    1.01    2.03
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     21    4     6   11       3.85    .81    1.01    2.03
                      -----  ---   ---  ---      -----  -----   -----   -----

1987 Exploratory....      0    0     0    0          0      0       0       0
  Development.......     46   23    10   13      11.91   7.95    1.76    2.34
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     46   23    10   13      11.91   7.95    1.76    2.34
                      -----  ---   ---  ---      -----  -----   -----   -----

1988 Exploratory....      0    0     0    0          0      0       0       0
  Development.......     39   20    10    9      22.56  14.77    4.05    3.74
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     39   20    10    9      22.56  14.77    4.05    3.74
                      -----  ---   ---  ---      -----  -----   -----   -----


1989 Exploratory....      3    0     1    2       1.97      0     .47    1.50
  Development.......     40   12    15   13      18.83   8.81    4.13    5.89
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     43   12    16   15      20.80   8.81    4.60    7.39
                      -----  ---   ---  ---      -----  -----   -----   -----

1990 Exploratory....      5    0     2    3       1.22      0     .12    1.10
  Development.......     35   11    14   10      16.53   8.38    3.52    4.63
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     40   11    16   13      17.75   8.38    3.64    5.73
                      -----  ---   ---  ---      -----  -----   -----   -----

1991 Exploratory....      4    0     0    4        .82      0       0     .82
  Development.......     28   10     9    9      15.88   8.61    3.91    3.36
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     32   10     9   13      16.70   8.61    3.91    4.18
                      -----  ---   ---  ---      -----  -----   -----   -----

1992 Exploratory....      0    0     0    0          0      0       0       0
  Development.......     18    1    11    6       5.81   1.00    3.33    1.48
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     18    1    11    6       5.81   1.00    3.33    1.48
                      -----  ---   ---  ---      -----  -----   -----   -----

1993 Exploratory....      1    0     0    1        .10      0       0     .10
  Development.......     16    9     6    1      12.48   8.98    3.32     .18
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     17    9     6    2      12.58   8.98    3.32     .28
                      -----  ---   ---  ---      -----  -----   -----   -----

1994 Exploratory....      3    0     1    2       1.71      0     .95     .76
  Development.......     57    5    40   12      25.79   4.75   14.14    6.90
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     60    5    41   14      27.50   4.75   15.09    7.66
                      -----  ---   ---  ---      -----  -----   -----   -----

                         Gross Wells(2)                  Net Wells(3)
Year Ended               --------------                  ------------
December 31(1)        Total  Oil   Gas  Dry      Total    Oil     Gas     Dry
--------------        -----  ---   ---  ---      -----  -----   -----   -----

1995 Exploratory....      0    0     0    0          0      0       0       0
  Development.......     45   15    24    6      14.94   4.67    8.04    2.23
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     45   15    24    6      14.94   4.67    8.04    2.23
                      -----  ---   ---  ---      -----  -----   -----   -----

1996 Exploratory....      0    0     0    0          0      0       0       0
  Development.......     70   10    51    9      32.09   7.61   20.09    4.39
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     70   10    51    9      32.09   7.61   20.09    4.39
                      -----  ---   ---  ---      -----  -----   -----   -----

1997 Exploratory....      2    0     0    2       2.00      0       0    2.00
  Development.......     80    8    58   14      35.94   4.35   23.29    8.30
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     82    8    58   16      37.94   4.35   23.29   10.30
                      -----  ---   ---  ---      -----  -----   -----   -----

1998 Exploratory....      2    0     1    1        .63      0    .375     .26
  Development.......     76    3    52   21      30.17    .31  18.750   11.11
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     78    3    53   22      30.80    .31  19.125   11.37
                      -----  ---   ---  ---      -----  -----   -----   -----

1999 Exploratory....      0    0     0    0          0      0       0       0
  Development.......     51    1    42    8      21.80    .40   17.40     4.0
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     51    1    42    8      21.80    .40   17.40     4.0
                      -----  ---   ---  ---      -----  -----   -----   -----

2000 Exploratory....      2    0     2    0       1.72      0    1.72       0
  Development.......     98    7    73   18      38.37   1.45   28.55    8.37
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........    100    7    75   18      40.09   1.45   30.27    8.37
                      -----  ---   ---  ---      -----  -----   -----   -----

Period of January 1,
2001 to
September 30, 2001

  Exploratory.......      2    0     1    1       1.47      0     .50     .97
  Development.......     90    1    71   18      35.13    .79   23.23   11.11
                      -----  ---   ---  ---      -----  -----   -----   -----
     Total..........     92    1    72   19      36.60    .79   23.73   12.08
                      -----  ---   ---  ---      -----  -----   -----   -----

_______________
     (1) Except as indicated, the figures used in this table relate to wells drilled and completed during each of the 12 month periods ended July 31 or December 31, as the case may be. Oil wells and gas wells shown include both producing wells and wells capable of production.

     (2) "Gross Wells" refers to the total number of wells in which there was participation by UNIT.

     (3) "Net Wells" refers to the aggregate leasehold working interest of UNIT in such wells. For example, a 50% leasehold working interest in a well drilled represents 1.0 Gross Well, but a .50 Net Well.

Prior Employee Programs

     During the period of 1979 to 1983, persons who were designated key employees of UNIT by its board of directors participated in the Unit Key Employee Exploration Funds (the "Funds"). These Funds were formed as general partnerships for the purpose of participating in 10% of all of the exploration and development operations conducted by UNIT during a specified period. Except for the Fund formed in 1983, each of the prior Funds served as one of the general partners in at least one of the prior drilling programs sponsored by UNIT and was allocated 10% of the expenses and revenues allocable to the general partners as a group. In each of these Funds the costs charged to it in connection with its operations were financed with the proceeds of bank borrowings and out of the Funds' share of revenues.

     The 1983 Fund served as the sole capital limited partner in the Unit 1983-A Oil and Gas Program and as such made no contribution to the capital of that program and shared in 10% of the costs and revenues otherwise allocable to the General Partner after the distributions to the General Partner from the program equaled the amount of its contributions thereto plus UNIT's interest costs with respect to the unrecovered amount of its contributions.

     Because of the differences in structure, format and plan of operations between the prior Funds and the Partnership and because of the uncertainties which are inherent in oil and gas operations generally, the results achieved by the prior Funds should not be considered indicative of the results the Partnership may achieve.

     For each year from 1984 through 2001, a separate Employee Program was formed as an Oklahoma limited partnership with UNIT or UPC as its sole general partner (UPC now serves as the sole general partner of each of these Employee Programs) and with eligible employees and directors of UNIT and its subsidiaries who subscribed for units therein as the limited partners. Each Employee Program participated on a proportionate basis (to the extent of 10% of the General Partner's interest in each case except for the 1986 and 1987 Employee Programs, in which case the percentage participation was 15% and the 1992 - 2001 Employee Programs, in which case the percentage was 5% and the 2001 Employee Program in which case the percentage was 2 1/2%) in all of UNIT's oil and gas exploration and development operations conducted during the calendar year for which the program was formed beginning with its date of formation if it was formed after January 1. Although the terms and provisions of these Employee Programs are virtually identical to those of the Partnership, because of the unpredictability of oil and gas exploration and development in general, the results for the Employee Programs shown below should not be considered indicative of the results that may be achieved by the Partnership.

     The Funds and the Employee Programs have participated in either 10% or 5% (15% in the case of the 1986 and 1987 Employee Programs and 2 1/2% in the case of the 2001 Employee Program) of virtually all of UNIT's or the General Partner's exploration and development operations conducted since the latter half of 1979. Thus, the drilling results of these partnerships would be proportionate to those drilling results of UNIT for the periods beginning after the fiscal year ended July 31, 1979 shown above.

Results of the Prior Oil and Gas Programs

     In each of the General Partner's prior oil and gas programs other than the Unit 1983-A Oil and Gas Program and the Unit 1984 Oil and Gas Limited Partnership, one of the prior Funds also served as a general partner. The 1983 Fund served as the sole capital limited partner of the Unit 1983-A Oil and Gas Program and the 1984 Employee Program serves as a general partner of the Unit 1984 Oil and Gas Limited Partnership. The Unit 1979 Oil and Gas Program was the first limited partnership drilling program of which UNIT was a sponsor. The revenue sharing terms of the 1979 Program are generally 70% to the limited partners and 30% to the general partners until 150% program payout at which time the revenues are to be shared 55% to the limited partners and 45% to the general partners. The revenue sharing terms of the Unit 1980 Oil and Gas Program were generally 60% to the limited partners and 40% to the general partners. The revenue sharing terms of the Unit 1981 Oil and Gas Program were generally 70% to the limited partners and 30% to the general partners until program payout and 50% to the limited partners and 50% to the general partners thereafter. The revenue sharing terms of the Unit 1981-II Oil and Gas Program, the Unit 1982-A Oil and Gas Program and the Unit 1982-B Oil and Gas Program (60% to the limited partners and 40% to the general partners) were substantially the same as those of the Unit 1983-A Oil and Gas Program and the Unit 1984 Oil and Gas Limited Partnership (65% to the limited partners and 35% to the general partner) except that the general partners' cost percentage and the general partners' revenue share in each of those prior programs could not be less than 25%. The following tables depict the drilling results at September 30, 2001, and the economic results at September 30, 2001 of prior oil and gas programs and the 1984 - 2001 Employee Programs. On September 12, 1986, in connection with a major restructuring and recapitalization, UNIT acquired all of the assets and liabilities of the programs formed during 1980 through 1983 and these programs have now been dissolved. Effective December 31, 1993, pursuant to an Agreement and Plan of Merger, dated as of December 28, 1993, all of the assets and all of the liabilities of the 1984, 1985, 1986, 1987, 1988, 1989 and 1990
Employee Programs were merged with and consolidated into a new Employee Program called the Unit Consolidated Employee Oil and Gas Limited Partnership, an Oklahoma Limited Partnership which was formed November 30, 1993 (the "Consolidated Program"). The Consolidated Program holds no assets other than those acquired in the merger with the 1984 through 1990 Employee Programs.
The Unit 1979 Oil and Gas Program continues in existence as do the 1991, 1992, 1993, 1994, 1995, 1996, 1997, 1998, 1999, 2000 and 2001 Employee Programs.
Certain of these programs have not completed all of their drilling and development operations. Moreover, because of the unpredictability of oil and gas exploration and development in general, the results shown below should not be considered indicative of the results that may be achieved by the Partnership.


                                 DRILLING RESULTS

                             As of September 30, 2001

                             Gross Wells                      Net Wells
                           ---------------                  ------------
Programs                Total  Oil   Gas  Dry      Total    Oil     Gas     Dry
--------                -----  ---   ---  ---      -----  -----   -----   -----

1979       Exploratory
             Wells....      6    0     2    4       2.43   0.00    0.65    1.78
           Development
             Wells....     21   16     1    4      17.28  14.14    0.03    3.11
                        -----  ---   ---  ---      -----  -----   -----   -----
           Total......     27   16     3    8      19.71  14.14    0.68    4.89
                        -----  ---   ---  ---      -----  -----   -----   -----

1980(1)    Exploratory
             Wells....     15    2     5    8       5.65   0.50    2.14    3.01
           Development
             Wells....     32    5    15   12      12.77   1.17    5.75    5.85
                        -----  ---   ---  ---      -----  -----   -----   -----
           Total......     47    7    20   20      18.42   1.67    7.89    8.86
                        -----  ---   ---  ---      -----  -----   -----   -----

1981(1)    Exploratory
             Wells....     11    1     4    6       4.61   0.33    0.88    3.40
           Development
             Wells....     67   14    34   19      21.77   5.03    6.61   10.13
                        -----  ---   ---  ---      -----  -----   -----   -----
           Total......     78   15    38   25      26.38   5.36    7.49   13.53
                        -----  ---   ---  ---      -----  -----   -----   -----

1981-II(1) Exploratory
             Wells....     13    1     5    7       5.21   0.25    1.12    3.84
           Development
             Wells....     45    3    29   13       9.07   0.69    4.78    3.60
                        -----  ---   ---  ---      -----  -----   -----   -----
           Total......     58    4    34   20      14.28   0.94    5.90    7.44
                        -----  ---   ---  ---      -----  -----   -----   -----

1982-A(1)  Exploratory
             Wells....     11    3     1    7       3.55   0.78    0.00    2.77
           Development
             Wells....     69   23    22   24      25.22  13.09    3.59    8.54
                        -----  ---   ---  ---      -----  -----   -----   -----
           Total......     80   26    23   31      28.77  13.87    3.59   11.31
                        -----  ---   ---  ---      -----  -----   -----   -----

1982-B(1)  Exploratory
             Wells....      4    1     1    2       2.28   0.80    0.08    1.40
           Development
             Wells....     41   16     9   16      18.60   9.47    1.01    8.12
                        -----  ---   ---  ---      -----  -----   -----   -----
           Total......     45   17    10   18      20.88  10.27    1.09    9.52
                        -----  ---   ---  ---      -----  -----   -----   -----

                             Gross Wells                      Net Wells
                           ---------------                  ------------
Programs                Total  Oil   Gas  Dry      Total    Oil     Gas     Dry
--------                -----  ---   ---  ---      -----  -----   -----   -----

1983-A(1)  Exploratory
             Wells....      1    1     0    0       1.00   1.00    0.00    0.00
           Development
             Wells....     26   14    10    2       6.60   4.39    1.27    0.94
                        -----  ---   ---  ---      -----  -----   -----   -----
           Total......     27   15    10    2       7.60   5.39    1.27    0.94
                        -----  ---   ---  ---      -----  -----   -----   -----

1984       Exploratory
             Wells....      0    0     0    0       0.00   0.00    0.00    0.00
           Development
             Wells....     21    1    10   10       5.89    .38    3.08    2.43
                        -----  ---   ---  ---      -----  -----   -----   -----
           Total......     21    1    10   10       5.89    .38    3.08    2.43
                        -----  ---   ---  ---      -----  -----   -----   -----
_______________
     (1) On September 12, 1986, Unit acquired all of the assets and liabilities of this Program and the Program has been dissolved.

                           EMPLOYEE PROGRAMS
                           -----------------
                       As of September 30, 2001

                             Gross Wells                      Net Wells
                           ---------------                  ------------
Programs                Total  Oil   Gas  Dry      Total    Oil     Gas     Dry
--------                -----  ---   ---  ---      -----  -----   -----   -----

1984(1) Exploratory
Empl.     Wells....         0    0     0    0       0.00   0.00    0.00    0.00
        Development
          Wells....        25    4    12    9        .14    .02     .06     .06
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        25    4    12    9        .14    .02     .06     .06
                        -----  ---   ---  ---      -----  -----   -----   -----
1985(1) Exploratory
Empl.     Wells....         0    0     0    0      0.00    0.00    0.00    0.00
        Development
          Wells....        30    8    10   12       .38     .12     .08     .18
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        30    8    10   12       .38     .12     .08     .18
                        -----  ---   ---  ---      -----  -----   -----   -----

1986(1) Exploratory
Empl.     Wells....         0    0     0    0      0.00    0.00    0.00    0.00
        Development
          Wells....        18    6     8    4       .48     .12     .30     .06
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        18    6     8    4       .48     .12     .30     .06
                        -----  ---   ---  ---      -----  -----   -----   -----

1987(1) Exploratory
Empl.     Wells....         0    0     0    0      0.00    0.00    0.00    0.00
        Development
          Wells....        21   12     5    4      1.17     .74     .25     .18
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        21   12     5    4      1.17     .74     .25     .18
                        -----  ---   ---  ---      -----  -----   -----   -----

1988(1) Exploratory
Empl.     Wells....         0    0     0    0      0.00    0.00    0.00    0.00
        Development
          Wells....        29   15     9    5      1.55    1.03     .28     .24
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        29   15     9    5      1.55    1.03     .28     .24
                        -----  ---   ---  ---      -----  -----   -----   -----

1989(1) Exploratory
Empl.     Wells....         0    0     0    0      0.00    0.00    0.00    0.00
        Development
          Wells....        32    7    14   11      1.48     .59     .36     .53
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        32    7    14   11      1.48     .59     .36     .53
                        -----  ---   ---  ---      -----  -----   -----   -----

1990(1) Exploratory
Empl.     Wells....         5    0     2    3      .122    0.00     .01     .11
        Development
          Wells....        34   11    14    9      1.65     .83     .35     .46
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total              39   11    16   12      1.78     .83     .36     .57
                        -----  ---   ---  ---      -----  -----   -----   -----

1991    Exploratory
Empl.     Wells....         4    0     0    4       .08    0.00    0.00     .08
        Development
          Wells....        28   10     9    9      1.59     .86     .39     .34
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        32   10     9   13      1.67     .86     .39     .42
                        -----  ---   ---  ---      -----  -----   -----   -----


1992    Exploratory
Empl.     Wells....         0    0     0    0      0.00    0.00    0.00    0.00
        Development
          Wells....        18    1    11    6       .29     .05     .17     .07
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        18    1    11    6       .29     .05     .17     .07
                        -----  ---   ---  ---      -----  -----   -----   -----


1993    Exploratory
Empl.     Wells....         0    0     0    0      0.00    0.00    0.00    0.00
        Development
          Wells....        16    9     6    1       .63     .45     .17     .01
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        16    9     6    1       .63     .45     .17     .01
                        -----  ---   ---  ---      -----  -----   -----   -----


1994    Exploratory
Empl.     Wells....         3    0     1    2       .09    0.00     .05     .04
        Development
          Wells....        57    5    40   12      1.29     .24     .70     .35
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        60    5    41   14      1.38     .24     .75     .39
                        -----  ---   ---  ---      -----  -----   -----   -----

1995    Exploratory
Empl.     Wells....         0    0     0    0      0.00    0.00    0.00    0.00
        Development
          Wells....        45   15    24    6       .74     .23     .40     .11
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        45   15    24    6       .74     .23     .40     .11
                        -----  ---   ---  ---      -----  -----   -----   -----

1996    Exploratory
Empl.     Wells....         0    0     0    0      0.00    0.00    0.00    0.00
        Development
          Wells....        53    7    38    8      1.24     .27     .76     .21
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        53    7    38    8      1.24     .27     .76     .21
                        -----  ---   ---  ---      -----  -----   -----   -----

                             Gross Wells                      Net Wells
                           ---------------                  ------------
Programs                Total  Oil   Gas  Dry      Total    Oil     Gas     Dry
--------                -----  ---   ---  ---      -----  -----   -----   -----

1997    Exploratory
Empl.     Wells....         2    0     0    2       .10    0.00    0.00     .10
        Development
          Wells....        80    8    58   14      1.80     .22    1.16     .42
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        82    8    58   16      1.90     .22    1.16     .52
                        -----  ---   ---  ---      -----  -----   -----   -----

1998    Exploratory
Empl.     Wells             2    0     1    1       .03    0.00     .02     .01
        Development
          Wells....        76    3    52   21      1.51     .02     .94     .56
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        78    3    53   22      1.54     .02     .96     .57
                        -----  ---   ---  ---      -----  -----   -----   -----

1999    Exploratory
Empl.     Wells             0    0     0    0      0.00    0.00    0.00    0.00
        Development
          Wells....        51    1    42    8      1.09     .02     .87     .20
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        51    1    42    8      1.09     .02     .87     .20
                        -----  ---   ---  ---      -----  -----   -----   -----

2000    Exploratory
Empl.     Wells....         2    0     2    0       .09    0.00     .09    0.00
        Development
          Wells....        98    7    73   18      1.92     .07    1.43     .42
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......       100    7    75   18      2.01     .07    1.52     .42
                        -----  ---   ---  ---      -----  -----   -----   -----

2001    Exploratory
Empl.     Wells....         2    0     1    1       .04    0.00     .01     .02
        Development
          Wells....        90    1    71   18       .88     .02     .59     .28
                        -----  ---   ---  ---      -----  -----   -----   -----
        Total......        92    1    72   19       .92     .02     .60     .30
                        -----  ---   ---  ---      -----  -----   -----   -----
_______________
     (1) Effective December 31, 1993 this Program was merged with and into the Consolidated Program.

                     GENERAL PARTNERS' PAYOUT TABLE(1)
                          As of September 30, 2001

                                                       Total Revenues
                                                            Before
                                              Total      Deducting
                                 Total       Revenues  Operating Costs
                              Expenditures    Before     for 3 Months
                               Including    Deducting       Ended
                               Operating    Operating   September 30,
Program                         Costs(2)      Costs         2001
-------                         --------      -----         ----
1979......................... $11,236,726  $10,593,870     $40,720
1980.........................   4,043,599    4,044,424          -
1981.........................   8,325,594    6,338,173          -
1981-II......................   6,642,875    3,995,616          -
1982-A.......................   9,190,842    6,782,893          -
1982-B.......................   4,213,710    3,126,326          -
1983-A.......................   2,277,514    1,312,531          -
1984.........................   2,950,593    2,057,599      20,049
1984 Employee(*).............       1,542        1,745          -
1985 Employee(*).............       2,820        1,808          -
1986 Energy Income Fund(**)..   1,723,049    1,689,858      14,007
1986 Employee(*).............       4,403        6,813          -
1987 Employee(*).............     624,354      815,358          -
1988 Employee(*).............   1,196,564    1,588,132          -
1989 Employee(*).............   1,424,525    1,171,961          -
1990 Employee(*).............     653,563      525,572          -
1991 Employee................   3,067,321    2,804,091      48,692
1992 Employee................     337,418      369,083       6,685
1993 Employee................     714,054      681,918       8,934
Consolidated Program.........      26,134       13,989         352
1994 Employee................   2,167,707    1,691,314      36,079
1995 Employee................     792,118      548,625      10,948
1996 Employee................   1,618,379      803,029      14,007
1997 Employee................   2,201,345    1,034,483      29,423
1998 Employee................   1,994,080      887,172      43,154
1999 Employee................   1,297,447    1,065,278      70,727
2000 Employee................   2,876,082    1,354,454     141,176
2001 Employee................     418,105      155,989      32,179
_______________
(*) Effective December 31, 1993, this program was merged with and into the Consolidated Program.

(**) Formed primarily for purposes of acquiring producing oil and gas properties.

                      LIMITED PARTNERS' PAYOUT TABLE(1)

                          As of September 30, 2001

                                                       Total Revenues
                                                            Before
                                              Total      Deducting
                                 Total       Revenues  Operating Costs
                              Expenditures    Before     for 3 Months
                               Including    Deducting       Ended
                               Operating    Operating   September 30,
Program                         Costs(2)      Costs         2001
-------                         --------      -----         ----
1979........................  $18,974,727  $18,529,680     $49,769
1980........................   17,688,367    6,949,008          -
1981........................   37,073,946   15,768,826          -
1981-II.....................   18,638,600    7,028,946          -
1982-A......................   24,866,078   12,708,949          -
1982-B......................   12,069,566    5,367,312          -
1983-A......................    3,770,856    1,922,177          -
1984........................    3,938,163    2,152,201      20,049
1984 Employee(*)............      120,942      171,540          -
1985 Employee(*)............      277,901      178,984          -
1986 Energy Income
Fund(**)....................    3,507,329    3,655,170      21,011
1986 Employee(*)............      435,858      676,972          -
1987 Employee(*)............      341,846      469,830          -
1988 Employee(*)............      333,898      446,044          -
1989 Employee(*)............      179,593      175,331          -
1990 Employee(*)............      300,852      188,848          -
1991 Employee...............      814,147      747,613      12,944
1992 Employee...............      860,330      953,159      17,191
1993 Employee...............      678,047      631,653       8,246
Consolidated Program........      572,900    1,385,800      34,823
1994 Employee...............      876,555      692,925      14,689
1995 Employee...............    1,254,859      863,492      17,124
1996 Employee...............    1,000,757      494,020       8,585
1997 Employee...............      948,837      465,803      13,221
1998 Employee...............    1,042,167      450,268      22,207
1999 Employee...............      445,042      318,200      21,126
2000 Employee...............      432,929      184,822      19,251
2001 Employee...............      278,737      103,992      21,452
_______________
(*) Effective December 31, 1993, this program was merged with and into the Consolidated Program.

(**) Formed primarily for purposes of acquiring producing oil and gas properties.

                    GENERAL PARTNERS' NET CASH TABLE(1)

                          As of September 30, 2001



                                             Total
                                           Revenues               Total
                                             Less               Revenues
                                           Operating          Distributed
                       Total       Total   Costs for             for 3
                    Expenditures Revenues  3 Months              Months
                        Less       Less      Ended     Total      Ended
                     Operating   Operating Sept. 30,  Revenues  Sept. 30,
Program              Costs(2)      Costs     2001    Distributed  2001
-------              --------      -----     ----    -----------  ----
1979.............   $5,510,369  $4,867,513 $  3,064  $3,943,739  $21,900
1980.............    2,628,978   2,629,803      -     2,635,751      -
1981.............    6,546,160   4,558,739      -     5,368,272      -
1981-II..........    4,817,145   2,169,886      -     2,609,000      -
1982-A...........    6,297,972   3,890,023      -     3,755,000      -
1982-B...........    2,565,504   1,478,120      -     1,158,000      -
1983-A...........    1,380,331     415,348      -       819,000      -
1984.............    1,472,124     579,129    4,052     917,299   19,825
1984 Employee(*).          874       1,077      -         1,000      -
1985 Employee(*).        2,300       1,288      -         1,035      -
1986 Energy
Income Fund(**)..      331,395     298,204   (2,424)    466,265    8,825
1986 Employee(*).        2,698       5,108      -         4,486      -
1987 Employee(*).      357,368     548,372      -       465,800      -
1988 Employee(*).      770,272   1,161,840      -       942,800      -
1989 Employee(*).    1,010,133     752,569      -       607,900      -
1990 Employee(*).      466,272     338,281      -       266,600      -
1991 Employee....    1,896,174   1,632,945   27,855   1,506,410   56,350
1992 Employee....      199,633     231,299    3,744     216,045    9,800
1993 Employee....      542,928     510,792    5,165     453,095    9,785
Consolidated
Program..........       20,584       8,438      221       8,297      550
1994 Employee....    1,658,386   1,181,994   22,248     997,425   38,850
1995 Employee....      654,608     411,115    6,018     322,995   11,925
1996 Employee....    1,430,737     615,387    8,357     419,455   18,350
1997 Employee....    1,988,539     821,676   18,456     612,040   40,400
1998 Employee....    1,796,851     689,942   29,792     512,250   55,050
1999 Employee....    1,130,015     897,845   55,633     583,650   92,525
2000 Employee....    2,678,039   1,156,411  110,852     398,300  185,800
2001 Employee....      405,842     143,725   30,751         -        -
_______________
(*) Effective December 31, 1993, this program was merged with and into the Consolidated Program.

(**) Formed primarily for purposes of acquiring producing oil and gas properties.

                     LIMITED PARTNERS' NET CASH TABLE(1)

                           As of September 30, 2001

                                                Total
                                               Revenues
                                                 Less               Total
                                              Operating            Revenues
                                              Costs for          Distributed
                           Total       Total   3 Months              for 3
                       Expenditures  Revenues    Ended              Months
                           Less         Less     Sept.   Total       Ended
            Capital      Operating   Operating    30,   Revenues   Sept. 30,
Program   Contributed    Costs(2)      Costs     2001  Distributed   2001
-------   -----------    --------      -----     ----  -----------   ----

1979....  $3,000,000    $10,635,066 $10,190,018  $3,707 $6,191,121 $32,160 (5)
1980....  12,000,000 (3) 14,469,265   3,729,906       -    760,000       -
1981....  29,255,000 (4) 32,700,741  11,395,621       -  5,335,065       -
1981-II.  15,000,000     16,603,760   4,994,106       -  1,710,001       -
1982-A..  21,140,000     21,591,442   9,434,313       -  6,342,000       -
1982-B..  10,555,000      9,935,850   3,233,596       -  2,828,740       -
1983-A..   2,530,000      2,993,705   1,145,026       -    227,700       -
1984....   1,875,000      3,012,905   1,226,944   8,422    844,241  25,830 (6)
1984
Employee(*)  174,000         86,664     137,262       -    125,280       -
1985
Employee(*)  283,500        227,670     128,753       -    182,644       -
1986 Energy
Income
Fund(**).  1,000,000      1,841,209   1,989,050  (3,644) 1,870,800  11,800 (7)
1986
Employee(*)  229,750        267,008     508,122       -    460,007       -
1987
Employee(*)  209,000        207,060     335,044       -    324,845       -
1988
Employee(*)  177,000        214,712     326,858       -    281,630       -
1989
Employee(*)  157,000        157,306     153,044       -    147,737       -
1990
Employee(*)  253,000        254,483     142,479       -    180,895       -
1991
Employee.    263,000        502,638     436,104   7,383    406,335  17,095 (8)
1992
Employee.    240,000        505,330     598,159   9,599    582,248  26,400 (9)
1993
Employee.    245,000        519,939     473,545   4,758    439,530   9,065 (10)
Consolidated       -         46,743     859,643  21,561    876,146  43,516 (11)
1994
Employee.    284,000        667,986     484,356   9,015    397,884  18,460 (12)
1995
Employee.    454,000        999,728     608,361   9,383    524,854  21,338 (13)
1996
Employee.    437,000        892,707     385,970   5,105    361,835  12,236 (14)
1997
Employee.    413,000        852,450     369,415   8,266    308,924  21,889 (15)
1998
Employee.    471,000        947,016     355,117  15,285    330,624  34,383 (16)
1999
Employee.    141,000        393,692     266,850  16,582    229,172  31,208 (17)
2000
Employee.    199,000        404,839     156,732  15,088    116,415  29,253 (18)
2001
Employee.    370,000        270,561      95,816  20,500          -       -

 _______________
 (*) Effective December 31, 1993, this program was merged with and into the Consolidated Program.

 (**) Formed primarily for purposes of acquiring producing oil and gas properties.

      (1)  Amounts reflect the accrual method of accounting.

      (2)  Does not include expenditures of $237,600, $920,453, $2,252,900,
 $1,480,248, $2,079,268, $985,371 and $241,076 which were obtained from bank borrowings and used to pay the limited partners' share of sales commissions of $237,600, $722,453, $1,940,400, $1,183,248, $1,656,468, $827,046 and $190,476
 and organization costs of $--0--, $198,000, $312,500, $297,000,

 $422,800, $158,325 and $50,600 for the 1979, 1980, 1981, 1981-II, 1982-A, 1982-
  B and 1983-A Programs, respectively.

      (3) Includes original subscriptions of limited partners totaling $10,000,000 and additional assessments totaling $2,000,000.

      (4) Includes original subscriptions of limited partners totaling $25,000,000 and additional assessments totaling $4,255,000.

      (5) In November 2001 the 1979 Program made a distribution of $$7,680.00 to that program's limited partners.

      (6) In November 2001 the 1984 Program made a distribution of $22,050.00 to that program's limited partners.

      (7) In November 2001 the 1986 Program made a distribution of $7,200.00 to that program's limited partners.

      (8) In November 2001 the 1991 Employee Program made a distribution of $8,942.00 to that program's limited partners.

      (9) In November 2001 the 1992 Employee Program made a distribution of $13,440.00 to that program's limited partners.

      (10) In November 2001 the 1993 Employee Program made a distribution of $5,635.00 to that program's limited partners.

      (11) In November 2001 the Consolidated Program made a distribution of $23,094.00 to that program's limited partners.

      (12) In November 2001 the 1994 Employee Program made a distribution of $11,928.00 to that program's limited partners.

      (13) In November 2001 the 1995 Employee Program made a distribution of $13,620.00 to that program's limited partners.

      (14) In November 2001 the 1996 Employee Program made a distribution of $6,118.00 to that program's limited partners.

      (15) In November 2001 the 1997 Employee Program made a distribution of $11,151.00 to that program's limited partners.

      (16) In November 2001 the 1998 Employee Program made a distribution of $17,427.00 to that program's limited partners.

      (17) In November 2001 the 1999 Employee Program made a distribution of $19,364.00 to that program's limited partners.

      (18) In November 2001 the 2000 Employee Program made a distribution of $17,313.00 to that program's limited partners.

                     FEDERAL INCOME TAX CONSIDERATIONS

      The full tax opinion of Conner & Winters is attached to this Memorandum as Exhibit B. All prospective investors should review Exhibit B in its entirety before investing in the Partnership. All references in this "Federal Income Tax Considerations" section to the opinion of Conner & Winters are to the tax opinion set forth in Exhibit B.

      The following is a summary of the opinions of Conner & Winters which represent Conner & Winter's opinions on all material federal income tax consequences to the Partnership and to the Limited Partners. There may be aspects of a particular investor's tax situation which are not addressed in the following discussion or in Exhibit B. Additionally, the resolution of certain tax issues depends upon future facts and circumstances not known to Conner & Winters as of the date of this Memorandum; thus, no assurance as to the final resolution of such issues should be drawn from the following discussion.

      The following statements are based upon the provisions of the Code, existing and proposed regulations promulgated under the Code ("Regulations"), current administrative rulings, and court decisions. It is possible that legislative or administrative changes or future court decisions may significantly modify the statements and opinions expressed herein. Such changes could be retroactive with respect to the transactions occurring prior to the date of such changes.

      Moreover, uncertainty exists concerning some of the federal income tax aspects of the transactions being undertaken by the Partnership. Some of the tax positions being taken by the Partnership may be challenged by the Service and any such challenge could be successful. Thus, there can be no assurance that all of the anticipated tax benefits of an investment in the Partnership will be realized.

      Conner & Winter's opinion is based upon the transactions described in this Memorandum (the "Transaction") and upon facts as they have been represented to Conner & Winters or determined by it as of the date of the opinion. Any alteration of the facts may adversely affect the opinions rendered. It is possible, however, that a variation of such facts could result in some of the tax benefits will be being eliminated or deferred to future years.

      Because of the factual nature of the inquiry, and in certain cases the lack of clear authority in the law, it is not possible to reach a judgment as to the outcome on the merits (either favorable or unfavorable) of certain material federal income tax issues as described more fully herein.

Summary of Conclusions

      Opinions expressed: The following is a summary of the specific opinions expressed by Conner & Winters with respect to Federal Income Tax Considerations discussed herein.

      TO BE FULLY UNDERSTOOD, THE COMPLETE DISCUSSION OF THESE MATTERS SET FORTH IN THE FULL TAX OPINION IN EXHIBIT B SHOULD BE READ BY EACH PROSPECTIVE LIMITED PARTNER.

      1. The material federal income tax benefits in the aggregate from an investment in the Partnership will be realized.

      2. The Partnership will be treated as a partnership for federal income tax purposes and not as a corporation, an association taxable as a corporation or a "publicly traded partnership". See "Partnership Status";" "Federal Taxation of Partnerships".

      3. To the extent the Partnership's wells are timely drilled and its drilling costs are timely paid, the Partners will be entitled to their pro rata shares of the Partnership's IDC paid in 2002. See "Intangible Drilling and Development Costs Deductions".

      4. Most Limited Partners' Units will be considered as ownership interests in a passive activity within the meaning of Code Section 469 and losses generated therefrom will be limited by the passive activity provisions of the Code. See "Passive Loss and Credit Limitations".

      5. To the extent provided herein, the Partners' distributive shares of Partnership tax items will be determined and allocated substantially in accordance with the terms of the Partnership Agreement. See "Partnership Allocations".

      6. The Partnership will not be required to register with the Service as a tax shelter. See "Registration as a Tax Shelter".

      No opinion expressed: Due to the lack of authority regarding, or the essentially factual nature of, the issue, Conner & Winters expresses no opinion as to:

      1. The impact of an investment in the Partnership on an investor's alternative minimum tax liability, due to the factual nature of the issue. (See "Alternative Minimum Tax");

      2. Whether, under Code Section 183, the losses of the Partnership will be treated as derived from "activities not engaged in for profit"," and therefore nondeductible from other gross income, due to the inherently factual nature of a Partner's interest and motive in engaging in the Transaction. (See "Profit Motive");

      3. Whether each Partner will be entitled to percentage depletion since such a determination is dependent upon the status of the Partner as an independent producer and on the Partner's other oil and gas production; due to the inherently factual nature of such a determination, Conner & Winters is unable to render an opinion as to the availability of percentage depletion (See "Depletion Deductions");

      4. Whether any interest incurred by a Partner with respect to any borrowings to acquire a Unit will be deductible or subject to limitations on deductibility, due to the factual nature of the issue; and

      5. Whether the Partnership will be treated as the tax owner of Partnership Properties acquired by the General Partner as nominee for the Partnership.

      General Information: Certain matters contained herein are not considered to address a material tax consequence and are for general information, including the matters contained in sections dealing with gain or loss on the sale of Units or of Property, Partnership distributions, tax audits, penalties, and state, local, and self-employment tax. See "General Tax Effects of Partnership Structure", "Gain or Loss on Sale of Properties or Units", "Partnership Distributions", "Administrative Matters", "Accounting Methods and Periods", and "State and Local
Tax".

      Facts and Representations: The opinions of Conner & Winters are also based upon the facts described in this Memorandum and upon certain representations made to it by the General Partner, including the following:

      1. The Partnership Agreement to be entered into by and among the General Partner and Limited Partners and any amendments thereto will be duly executed and will be made available to any Limited Partner upon written request. The Partnership Agreement will be duly recorded in all places required under the Oklahoma Revised Uniform Limited Partnership Act (the "Act") for the due formation of the Partnership and for the continuation thereof in accordance with the terms of the Partnership Agreement. The Partnership will at all times be operated in accordance with the terms of the Partnership Agreement, the Memorandum, and the Act.

      2. No election will be made by the Partnership, Limited Partners, or General Partner to be excluded from the application of the provisions of Subchapter K of the Code.

      3. The Partnership will own operating mineral interests, as defined in the Code and in the Regulations, and none of the Partnership's revenues will be from non-working interests.

      4. The General Partner will cause the Partnership to properly elect to deduct currently all IDC.

      5. The Partnership will have a December 31 taxable year and will report its income on the accrual basis.

      6. All Partnership wells will be spudded by not later than December 31, 2002. The entire amount to be paid under any drilling and operating agreements entered into by the Partnership will be attributable to IDC.

      7. Such drilling and operating agreements will be duly executed and will govern the operation of the Partnership's wells.

      8. Based upon the General Partner's review of its experience with its previous oil and gas partnerships for the past several years and upon the intended operations of the Partnership, the General Partner believes that the sum of (i) the aggregate deductions, including depletion deductions, and (ii) 350 percent of the aggregate tax credits from the Partnership will not, as of the close of any of the first five years ending after the date on which Units are offered for sale, exceed two times the aggregate cash invested by the Partners in the Partnership as of such dates. In that regard, the General Partner has reviewed the economics of its similar oil and gas partnerships for the past several years, and has represented that it has determined that none of those partnerships has resulted in a "tax shelter ratio", as such term is defined in the Code and Regulations, greater than two to one. Further, the General Partner has represented that the deductions that are or will be represented as potentially allowable to an investor will not result in the Partnership having a tax shelter ratio, as such term is defined in the code and Regulations, greater than two to one and believes that no person could reasonably infer from representations made, or to be made, in connection with the offering of Units that such sums as of such dates will exceed two times the Partners' cash investments as of such dates.

      9. The General Partner believes that at least 90% of the gross income of the Partnership will constitute income derived from the exploration, development, production, and/or marketing of oil and gas. The General Partner does not believe that any market will ever exist for the sale of Units and the General Partner will not make a market for the Units. Further, the Units will not be traded on an established securities market.

      10. The Partnership and each Partner will have the objective of carrying on the business of the Partnership for profit and dividing the gain therefrom.

      11. The General Partner will, as nominee for the Partnership, acquire and hold title to Partnership Properties on behalf of the Partnership; the General Partner will enter into an agency agreement before the General Partner acquires any such oil and gas properties on behalf of the Partnership; the agency agreement will reflect that the General Partner's acquisition of Partnership properties is on behalf of the Partnership; and the General Partner will execute assignments of all oil and gas interests acquired by it on behalf of the Partnership to the Partnership.

      The opinions of Conner & Winters are also subject to all the assumptions, qualifications, and limitations set forth in the following discussion and in the opinion, including the assumptions that each of the Partners has full power, authority, and legal right to enter into and perform the terms of the Partnership Agreement and to take any and all actions thereunder in connection with the transactions contemplated thereby.

      Each prospective investor should be aware that, unlike a ruling from the Service, an opinion of Conner & Winters represents only Conner & Winter's best judgment. THERE CAN BE NO ASSURANCE THAT THE SERVICE WILL NOT SUCCESSFULLY ASSERT POSITIONS WHICH ARE INCONSISTENT WITH THE OPINIONS OF CONNER & WINTERS SET FORTH IN THIS DISCUSSION AND EXHIBIT B OR IN THE TAX REPORTING POSITIONS TAKEN BY THE PARTNERS OR THE PARTNERSHIP. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE EFFECT OF THE TAX ISSUES DISCUSSED HEREIN AND IN EXHIBIT B ON HIS OR HER INDIVIDUAL TAX SITUATION.

General Tax Effects of Partnership Structure

      The Partnership will be formed as a limited partnership pursuant to the Partnership Agreement and the laws of the State of Oklahoma. No tax ruling will be sought from the Service as to the status of the Partnership as a partnership for federal income tax purposes. The applicability of the federal income tax consequences described herein depends on the treatment of the Partnership as a partnership for federal income tax purposes and not as a corporation and not as an association taxable as a corporation. Any tax benefits anticipated from an investment in the Partnership would be adversely affected or eliminated if the Partnership is were treated as a corporation for federal income tax purposes.

      Conner & Winters is of the opinion that, at the time of its formation, the Partnership will be treated as a partnership for federal income tax purposes. The opinion is based on the provisions of the Partnership Agreement and applicable state law and representations made by the General Partner. The opinion of Conner & Winters is not binding on the Service and is based on existing law, which is to a great extent the result of administrative and judicial interpretation. In addition, no assurance can be given that the Partnership will not lose partnership status as a result of changes in either the manner in which it is operated or the facts other facts upon which the opinion of Conner & Winters is based.

      Under the Code, a partnership is not a taxable entity and, accordingly, incurs no federal income tax liability. Rather, a partnership is a "pass-through" entity which is required to file an information return with the Service. In general, the character of a partner's share of each item of income, gain, loss, deduction, and credit is determined at the partnership level. Each partner is allocated a distributive share of such items in accordance with the partnership agreement and is required to take such items into account in determining the partner's income. Each partner includes such amounts in determining his or her income for any taxable year of the partnership ending within or with the taxable year of the partner, without regard to whether the partner has received or will receive any cash distributions from the partnership.

Ownership of Partnership Properties

      The General Partner has indicated that it, as nominee for the Partnership (the "Nominee"), will acquire and hold title to Partnership Properties on behalf of the Partnership. The Nominee and the Partnership will enter into an agency agreement before the Nominee acquires any oil and gas properties on behalf of the Partnership. That agency agreement will reflect that the Nominee's acquisition of Partnership Properties is on behalf of the Partnership. The Nominee will execute assignments to all oil and gas interest acquired by the Nominee on behalf of the Partnership to the Partnership. For various cost and procedural reasons, these assignments will not be recorded in the real estate records in the counties in which the Partnership Properties are located. That is, while the Partnership will be the owner of the Partnership Properties, there will be no public record of that ownership. It is possible that the Service could assert that the Nominee should be treated for federal income tax urposes as the owner of the Partnership Properties, notwithstanding the assignment of those Partnership Properties to the Partnership. If the Service were to argue successfully that the Nominee should be treated as the tax owner of the Partnership Properties, there would be significant adverse federal income tax consequences to the Limited Partners, such as the unavailability of depletion deductions in respect of income from Partnership Properties. The Service is concerned that taxpayers not be able to shift the tax consequences of transactions between parties based on the parties' declaration that one party is the agent of another; the Service generally requires that taxpayers respect the form of their transactions and ownership of property. Based on this concern, the Service may challenge the Partnership's treatment of Partnership Properties, and tax attributes thereof, which are held of record by the Nominee.

      In Commissioner of Internal Revenue v. Bollinger, 485 U.S. 340 (1988), the United States Supreme Court reviewed a principal-agent relationship and held for the taxpayer in concluding that the principal should be treated as the tax owner of property held in the name of the agent. In that case the Supreme Court noted that "It seems to us that the genuineness of the agency relationship is adequately assured, and tax-avoiding manipulation adequately avoided, when the fact that the corporation is acting as agent for its shareholders with respect to a particular asset is set forth in a written agreement at the time the asset is acquired, the corporation functions as agent and not principal with respect to the asset for all purposes, and the corporation is held out as the agent and not principal in all dealings with third parties relating to the asset." While the Partnership and the Nominee will have in place an agreement defining their relationship before any Partnership Properties are acquired by the Nominee and the Nominee will function as agent with respect to those Partnership Properties on behalf of the Partnership, the Nominee will not hold itself out to all third parties as the agent of the Partnership in dealings relating to the Partnership Properties. Unlike the relationship between the principal and the agent in Bollinger, the Nominee will, however, assign title to Partnership Properties to the Partnership, but will not record those assignments. Accordingly, the facts related to the relationship between the Nominee and the Partnership are not the same as the facts in Bollinger and it is not clear that the failure of the Nominee to hold itself out to third parties as the agent of the Partnership in dealings relating to Partnership Properties should result in the treatment of the Nominee as the tax owner of the Partnership Properties. For the foregoing reasons, Conner & Winters have not expressed an opinion on this issue, but Conner & Winters believe that substantial arguments may be made that the Partnership should be treated as the tax owner of Partnership Properties acquired by the Nominee on the Partnership's behalf. If the Partnership were not treated as the tax owner of Partnership Properties, then the following discussions which relate to the Partners' deduction of tax items which are derived from Partnership Properties, such as IDC, depletion and depreciation, would not be applicable.

Intangible Drilling and Development Costs Deductions

      Congress granted to the Secretary of the Treasury the authority to prescribe regulations that would allow taxpayers the option of deducting, rather than capitalizing, IDC. The Secretary's rules state that, in general, the option to deduct IDC applies only to expenditures for drilling and development items that do not have a salvage value.

      The Memorandum provides that 75% of the Partners' capital contributions will be utilized for IDC, which is deductible in the year of investment. The deduction by most Limited Partners generally will be available only to offset passive income. Based on a 75% deduction, a one Unit ($1,000) investor in a 35% marginal Federal tax bracket would reduce taxes payable by $262. The investor could also realize additional tax savings on Oklahoma state income taxes in the state in which such investor resides.

      Classification of Costs. In general, IDC consists of those costs which in and of themselves have no salvage value. In previous partnerships intangible drilling costs have ranged from 72% to 27% of the investors' contributions. While the planned activities of the Partnership are similar in nature to those of prior partnerships, the amount of expenditures classified as IDC could be greater than or less than for prior partnerships. In addition, a partnership's classification of a cost as IDC is not binding on the Service, which might reclassify an item labeled as IDC as a cost which must be capitalized. To the extent not deductible, such amounts will be included in the Partnership's basis in a mineral property and in the Partners' tax basies in their interests in the Partnership.

      Timing of Deductions. Although the Partnership will elect to deduct IDC, each investor has an option of deducting IDC, or capitalizing all or a part of the IDC and amortizing it on a straight-line basis over a sixty-month period, beginning with the taxable month in which the expenditure is made. In addition to the effect of this change on regular taxable income, the two methods have different treatment under the Alternative Minimum Tax ("AMT") (see "Alternative Minimum Tax").

      Although the General Partner will attempt to satisfy each requirement of the Service and judicial authority for deductibility of IDC in 2002 for the Partnership, no assurance can be given that the Service will not successfully contend that the IDC of a well which is not completed until 2003 for the Partnership are not deductible in whole or in part until 2003. Furthermore, no assurance can be given that the Service will not challenge the current deduction of IDC because of the prepayment being made to a related party. If the Service were successful with such a challenge, the Partners' deductions for IDC would be deferred to later years.

      Recapture of IDC. IDC previously deducted that is allocable to a property (directly or through the ownership of an interest in a partnership) and which would have been included in the adjusted basis of the property is recaptured as ordinary income to the extent of ny gain realized upon the disposition of the property. Treasury regulations provide that recapture is determined at the partner level (subject to certain anti-abuse provisions). Where only a portion of recapture property is disposed of, any IDC related to the entire property is recaptured to the extent of the gain realized on the portion of the property sold. In the case of the disposition of an undivided interest in a property (as opposed to the disposition of a portion of the property), a proportionate part of the IDC with respect to the property is treated as allocable to the transferred undivided interest to the extent of any realized gain.

Depletion Deductions

      The owner of an economic interest in an oil and gas property is entitled to claim the greater of percentage depletion or cost depletion with respect to oil and gas properties which qualify for such depletion methods. In the case of partnerships, the depletion allowance must be computed separately by each partner and not by the partnership. For properties placed in service after 1986, depletion deductions, to the extent they reduce basis in an oil and gas property, are subject to ecapture under Code section 1254.

      Cost depletion for any year is determined by multiplying the number of units (e.g., barrels of oil or Mcf of gas) sold during the year by a fraction, the numerator of which is the cost or other basis of the mineral interest and the denominator of which is total reserves available at the beginning of the period. In no event can the cost depletion exceed the adjusted basis of the property to which it relates.

      Percentage depletion is a statutory allowance pursuant to which a deduction currently equal to 15% of the taxpayer's gross income from each property is allowed in any taxable year, not to xceed 100% of the taxpayer's taxable income from the property (computed without the allowance for depletion) with the aggregate deduction limited to 65% of the taxpayer's taxable income for the year (computed without regard to percentage depletion and net operating loss and capital loss carrybacks). The percentage depletion deduction rate will vary with the price of oil, but the rate will not be less than 15%. A percentage depletion deduction that is disallowed in a year due to the 65% of taxable income limitation may be carried forward and allowed as a deduction for the following a subsequent year, subject to the 65% limitation in that subsequent year. Percentage depletion deductions reduce the taxpayer's adjusted basis in the property. However, unlike cost depletion, percentage depletion deductions are not limited to the adjusted basis of the property; the percentage depletion amount continues to be allowable as a deduction after the adjusted basis has been reduced to zero.

      The availability of depletion, whether cost or percentage, will be determined separately by each Partner. Each Partner must separately keep records of his share of the adjusted basis in an oil or gas property, adjust such share of the adjusted basis for any depletion taken on such property, and use such adjusted basis each year in the computation of his cost depletion or in the computation of his gain or loss on the disposition of such property. These requirements may place an administrative burden on a Partner.

Depreciation Deductions

      The Partnership will claim depreciation, cost recovery, and amortization deductions with respect to its basis in Partnership Property as permitted by the Code. For most tangible personal property placed in service after December 31, 1986, the "modified accelerated cost recovery system" ("MACRS") must be used in calculating the cost recovery deductions. Thus, the cost of lease equipment and well equipment, such as casing, tubing, tanks, and pumping units, and the cost of oil or gas pipelines cannot be deducted currently but must be capitalized and recovered under MACRS. The cost recovery deduction for most equipment used in domestic oil and gas exploration and production and for most of the tangible personal property used in natural gas gathering systems is calculated using the 200% declining balance method switching to the straight-line method, a seven-year recovery period, and a half-year convention. If an accelerated depreciation method is used, a portion of the depreciation will be a preference item for AMT purposes.

Interest Deductions

      In the Transaction, the Limited Partners will acquire their interests by remitting cash in the amount of $1,000 per Unit to the Partnership. Some Limited Partners may choose to borrow the funds necessary to acquire a Unit and may incur interest expense in connection with those loans. Conner & Winters is unable to express an opinion with respect to the deductibility of any interest paid or incurred on such a loan because the deductibility of such interest is dependent upon facts unique to each Limited Partner.

 Transaction Fees

      The Partnership may classify a portion of the fees or expense reimbursements to be paid to third parties and to the General Partner as expenses which are deductible as organizational expenses or otherwise. There is no assurance that the Service will allow the deductibility of such expenses and Conner & Winters expresses no opinion with respect to the allocation of such fees or reimbursements to deductible and nondeductible items.

      Generally, expenditures made in connection with the creation of, and with sales of interests in, a partnership will fit within one of several categories.

      A partnership may elect to amortize and deduct its organizational expenses ratably over a period of not less than 60 months commencing with the month the partnership begins business. Examples of organizational expenses are legal fees for services incident to the organization of the partnership, such as negotiation and preparation of a partnership agreement, accounting fees for services incident to the organization of the partnership, and filing fees.

      No deduction is allowable for "syndication expenses," examples of which include brokerage fees, registration fees, legal fees of the underwriter or placement agent and the issuer (general partners or the partnership) for securities advice and for advice pertaining to the adequacy of tax disclosures in the Memorandum offering or private placement memorandum for securities law purposes, printing costs, and other selling or promotional material. These
costs must be capitalized.    Payments for services performed in connection with
the acquisition of capital assets must be amortized over the useful life of such assets.

      No deduction is allowable with respect to "start-up expenditures," although such expenditures may be capitalized and amortized over a period of not less than 60 months.

      The Partnership intends to make overhead reimbursement payments to the General Partner, as described in greater detail in the Memorandum. To be deductible, payments to a general partner must be for services rendered by the partner other than in his capacity as partner or for compensation determined without regard to partnership income. Payments which are not deductible because they fail to meet this test may be treated as special allocations of income to the recipient partner and thereby decrease the net loss, or increase the net income among all partners. If the Service were to successfully challenge the General Partner's allocations, a Partner's taxable income could be increased, thereby resulting in increased taxes and in liability for interest and penalties.

Basis and At Risk Limitations

      A Partner's share of Partnership losses will be allowed only to the extent of the aggregate amount with respect to which the taxpayer is "at risk" for such activity at the close of the taxable year. Any such loss disallowed by the "at risk" limitation shall be treated as a deduction allocable to the activity in the first succeeding taxable year.

      The Code provides that a taxpayer must recognize taxable income to the extent that his or her "at risk" amount is reduced below zero. This recaptured income is limited to the sum of the loss deductions previously allowed to the taxpayer, less any amounts previously recaptured. A taxpayer may be allowed a deduction for the recaptured amounts included in his taxable income if and when he increases his amount "at risk" in a subsequent taxable year.

      The Limited Partners will purchase Units by tendering cash to the Partnership. To the extent the cash contributed constitutes the "personal funds" of the Partners, the Partners should be considered at risk with respect to those amounts. If the cash contributed constitutes "personal funds," in the opinion of Conner & Winters, neither the at risk rules nor the adjusted basis rules will limit the deductibility of losses generated from the Partnership and allocated to a Limited Partner, to the extent of such Limited Partner's cash contributions. In no event, however, may a Partner utilize his distributive share of partnership loss where such share exceeds the Partner's tax basis in the Partnership.

Passive Loss Limitations

      Introduction. The deductibility of losses generated from passive activities will be limited for certain taxpayers. The passive activity loss limitations apply to individuals, estates, trusts, and personal service corporations as well as, to a lesser extent, closely held C corporations.

      The definition of a "passive activity" generally encompasses all rental activities as well as all activities with respect to which the taxpayer does not "materially participate." Notwithstanding this general rule, however, the term "passive activity" does not include "any working interest in any oil or gas property which the taxpayer holds directly or through an entity which does not limit the liability of the taxpayer with respect to such interest." A taxpayer will be considered as materially participating in a venture only if the taxpayer is involved in the operations of the activity on a "regular, continuous, and substantial" basis. In addition, no limited partnership interest will be treated as an interest with respect to which a taxpayer materially participates.

      A passive activity loss ("PAL") of a taxpayer is the amount by which the such taxpayer's aggregate osses from all passive activities for the taxable year exceed the his or her aggregate income from all passive activities for such year.

      Individuals and personal service corporations will be entitled to deduct PALs only to the extent of their passive income whereas closely held C corporations (other than personal service corporations) can offset PALs against both passive and net active income, but not against portfolio (dividends, interest, etc.) income. In calculating passive income and loss, however, all activities of the taxpayer are aggregated. PALs disallowed as a result of the above rules will be suspended and can be carried forward indefinitely to offset future passive (or passive and active, in the case of a closely held C corporation) income.

      Upon the disposition of an entire interest in a passive activity in a fully taxable transaction not involving a related party, any passive loss that was suspended by the provisions of the passive activity rules is deductible from either passive or non-passive income.

      Limited Partner Interests. Most Limited Partners' distributive shares of the Partnership's losses will be treated as PALs, the availability of which will be limited in each case to the individual Partners's passive income. If a Limited Partner does not have sufficient passive income to utilize the PALs, the disallowed PALs will be suspended and may be carried forward to be deducted against passive income arising in future years. Further, upon the disposition of the interest to an unrelated party in a fully taxable transaction, such suspended losses will be available, as described above.

      Limited Partners should generally be entitled to offset their distributive shares of passive income from the Partnership with deductions from other passive activities, but not portfolio income.

Alternative Minimum Tax

      Tax benefits associated with oil and gas exploration activities similar to that of the Partnership had for several years been subject to the AMT. Specifically, prior to January 1, 1993, IDC was an AMT preference item to the extent that "excess IDC" exceeded 65% of a taxpayer's net income from oil and gas properties for the year. Excess IDC was the amount by which the taxpayer's IDC deduction exceeded the deduction that would have been allowed if the IDC had been capitalized and amortized on a straight-line basis over ten years. Percentage depletion, to the extent it exceeded a property's basis, was also an AMT preference item.

      For independent producers in taxable years beginning after 1992, the Energy Policy Act of 1992 repealed the treatment of percentage depletion as a preference item for AMT purposes and reduced the AMT on expensing of IDC by 30%.

Gain or Loss on Sale of Property or Units

      In the event some or all of the property of the Partnership is sold, or upon sale of a Unit, a Limited Partner will recognize realize gain to the extent the amount realized exceeds his or her basis in the Partnership. In such case, there may be recapture of IDCs and depletion which is treated as additional ordinary income for tax purposes. If the gain realized exceeds the amount of the recaptured income, the investor will recognize capital gains for the balance.

      It is possible that a Limited Partner will be required to recognize ordinary income pursuant to the recapture rules in excess of the taxable income on the disposition transaction or in a situation where the disposition transaction resulted in a taxable loss. To balance the excess income, the Limited Partner would recognize a capital loss for the difference between the gain and the income. Depending on a Limited Partner's particular tax situation, some or all of this loss might be deferred to future years, resulting in a greater tax liability in the year in which the sale was made and a reduced future tax liability.

      Any partner who sells or exchanges interests in a partnership must generally notify the partnership in writing within 30 days of such transaction in accordance with Regulations and must attach a statement to his tax return reflecting certain facts regarding the sale or exchange. The notice must include names, addresses, and taxpayer identification numbers
(if known) of the transferor and transferee and the date of the exchange. The partnership also is required to provide copies to the transferor and the transferee of the information it is required to provide to the Service in connection with such a transfer.

      A Limited Partner who is required to notify the Partnership of a transfer of his or her Partnership interest and who fails to do so, may be fined $50 for each failure, limited to $100,000 provided there is no intentional disregard of the filing requirement. Similarly, the Partnership may be fined for failure to report the transfer. The partnership's penalty is $50 for each failure, limited to $250,000 provided there is no intentional disregard of the filing requirement.

      The tax consequences to an assignee purchaser of a Unit from a Partner are not described herein. Any assignor of a Unit should advise his assignee to consult his own tax advisor regarding the tax consequences of such assignment.

Partnership Distributions

      Under the Code, any increase in a partner's share of partnership liabilities, or any increase in such partner's individual liabilities by reason of an assumption by him or her of partnership liabilities is considered to be a contribution of money by the partner to the partnership. Similarly, any decrease in a partner's share of partnership liabilities or any decrease in such partner's individual liabilities by reason of the partnership's assumption of such individual liabilities will be considered as a distribution of money to the partner by the partnership.

      The A Partners's adjusted basis in his or her Units will initially consist of the cash he or she contributes to the Partnership. Their His or her bases will be increased by his or her share of Partnership income and decreased by his or her share of Partnership losses and distributions. To the extent that actual or constructive distributions are in excess of a Partner's adjusted basis in his or her Partnership interest (after adjustment for contributions and his or her share of income and losses of the Partnership), that excess will generally be treated as gain from the sale of a capital asset. In addition, gain could be recognized to a distributee partner upon the disproportionate distribution to a partner of unrealized receivables or substantially appreciated inventory. The Partnership Agreement prohibits distributions to a Limited Partner to the extent such distribution would create or increase a deficit in a Limited Partner's Capital Account.

Partnership Allocations

      The Partners' distributive shares of partnership income, gain, loss, and deduction should be determined and allocated substantially in accordance with the terms of the Partnership Agreement.

      The Service could contend that the allocations contained in the Partnership Agreement do not have substantial economic effect or are not in accordance with the Partners' interests in the Partnership and may seek to reallocate these items in a manner that will increase the income or gain or decrease the deductions allocable to a Partner.

Profit Motive

      The existence of economic, non-tax motives for entering into the Transaction is essential if the Partners are to obtain the tax benefits associated with an investment in the Partnership.

      Where an activity entered into by an individual is not engaged in for profit, the individual's deductions with respect to that activity are limited to those not dependent upon the nature of the activity (e.g., interest and taxes); any remaining deductions are limited to gross income from the activity for the year. Should it be determined that a Partner's activities motives with respect to the Transaction are "not for profit," the Service could disallow all or a portion of the deductions generated by the Partnership's activities and allocated to such Partner.

      The Code generally provides for a presumption that an activity is entered into for profit where gross income from the activity exceeds the deductions attributable to such activity for three or more of the five consecutive taxable years ending with the taxable year in question. At the taxpayer's election, such presumption can relate to three or more of the taxable years in the 5-year period beginning with the taxable year in which the taxpayer first engages in the activity.

      Due to the inherently factual nature of a Partner's intent and motive in engaging in the Transaction, Conner & Winters does not express an opinion as to the ultimate resolution of this issue in the event of a challenge by the Service. Partners must, however, seek to make a profit from their activities with respect to the Transaction beyond any tax benefits derived from those activities or risk losing those tax benefits.

Administrative Matters

      Returns and Audits. While no federal income tax is required to be paid by an organization classified as a partnership for federal income tax purposes, a partnership must file federal income tax information returns, which are subject to audit by the Service. Any such audit may lead to adjustments, in which event the Limited Partners may be required to file amended personal federal income tax returns. Any such audit may also lead to an audit of a Limited Partner's individual tax return and adjustments to items unrelated to an investment in Units.

      For purposes of reporting, audit, and assessment of additional federal income tax, the tax treatment of "partnership items" is determined at the partnership level. Partnership items will include those items that the Regulations provide are more appropriately determined at the partnership level than the partner level. The Service generally cannot initiate deficiency proceedings against an individual partner with respect to partnership items without first conducting an administrative proceeding at the partnership level as to the correctness of the partnership's treatment of the item. An individual partner may not file suit for a credit or a refund arising out of a Partnership item without first filing a request for an administrative proceeding by the Service at the partnership level. Individual partners are entitled to notice of such administrative proceedings and decisions therein, except in the case of partners with less than 1% profits interest in a partnership having more than 100 partners. If a group of partners having an aggregate profits interest of 5% or more in such a partnership so requests, however, the Service also must mail notice to a partner appointed by that group to receive notice. All partners, whether or not entitled to notice, are entitled to participate in the administrative proceedings at the partnership level, although the Partnership Agreement provides for waiver of certain of these rights by the Limited Partners. All Partners, including those not entitled to notice, may be bound by a settlement reached by the Partnership's representative, the "tax matters partner", which will be Unit Petroleum Company. If a proposed tax deficiency is contested in any court by any Partner or by the General Partner, all Partners may be deemed parties to such litigation and bound by the result reached therein.

      Consistency Requirements. A partner must generally treat partnership items on his or her federal income tax returns consistently with the treatment of such items on the partnership information return unless he or she files a statement with the Service identifying the inconsistency or otherwise satisfies the requirements for waiver of the consistency requirement. Failure to satisfy this requirement will result in an adjustment to conform the partner's treatment of the item with the treatment of the item on the partnership return. Intentional or negligent disregard of the consistency requirement may subject a partner to substantial penalties.

      Compliance Provisions. Taxpayers are subject to several penalties and other provisions that encourage compliance with the federal income tax laws, including an accuracy-related penalty in an amount equal to 20% of the portion of an underpayment of tax caused by negligence, intentional disregard of rules or regulations or any "substantial understatement" of income tax. A "substantial understatement" of tax is an understatement of income tax that exceeds the greater of (a) 10% of the tax required to be shown on the return (the correct tax), or (b) $5,000 ($10,000 in the case of a corporation other than an S corporation or personal holding corporation).

      Except in the case of understatements attributable to "tax shelter" items, an item of understatement may not give rise to the penalty if (a) there is or was "substantial authority" for the taxpayer's treatment of the item or (b) all facts relevant to the tax treatment of the item are disclosed on the return or on a statement attached to the return, and there is a reasonable basis for the tax treatment of such item by the taxpayer. In the case of partnerships, the disclosure is to be made on the return of the partnership. Under the applicable Regulations, however, an individual partner may make adequate disclosure with respect to partnership items if certain conditions are met.

      In the case of understatements attributable to "tax shelter" items, the substantial understatement penalty may be avoided only if the taxpayer establishes that, in addition to having substantial authority for his or her position, he or she reasonably believed the treatment claimed was more likely than not the proper treatment of the item. A "tax shelter" item is one that arises from a partnership (or other form of investment) the principal purpose of which is the avoidance or evasion of federal income tax.

      Based on the definition of a "tax shelter" in the Regulations, performance of previous partnerships, and the planned activities of the Partnership, the General Partner does not believe that the Partnership will qualify as a "tax shelter" under the Code, and will not register it as such.

Accounting Methods and Periods

      The Partnership will use the accrual method of accounting and will select the calendar year as its taxable year.

State and Local Taxes

      The opinions expressed herein are limited to issues of federal income tax law and do not address issues of state or local law. Prospective investors are urged to consult their tax advisors regarding the impact of state and local laws on an investment in the Partnership.

Individual Tax Advice Should Be Sought

      The foregoing is only a summary of the material tax considerations that may affect an investor's decision regarding the purchase of Units. The tax considerations attendant to an investment in a Partnership are complex and vary with individual circumstances. Each prospective investor should review such tax consequences with his tax advisor.

COMPETITION, MARKETS AND REGULATION

      The oil and gas industry is highly competitive in all its phases. The Partnership will encounter strong competition from both major independent oil companies and individuals, many of which possess substantial financial resources, in acquiring economically desirable prospects and equipment and labor to operate and maintain Partnership Properties. There are likewise numerous companies and individuals engaged in the organization and conduct of oil and gas drilling programs and there is a high degree of competition among such companies and individuals in the offering of their programs.

Marketing of Production

      The availability of a ready market for any oil and gas produced from Partnership Wells will depend upon numerous factors beyond the control of the Partnership, including the extent of domestic production and importation of oil and gas, the proximity of Partnership Wells to gas pipelines and the capacity of such gas pipelines, the marketing of other competitive fuels, fluctuation in demand, governmental regulation of roduction, refining and transportation, general national and worldwide economic conditions, and the pricing, use and allocation of oil and gas and their substitute fuels.

      The demand for gas decreased significantly in the 1980s due to economic conditions, conservation and other factors. As a result of such reduced demand and other factors, including the Power Plant and Industrial Fuel Use Act
(the "Fuel Use Act") which related to the use of oil and gas in the United States in certain fuel burning installations, many pipeline companies began purchasing gas on terms which were not as favorable to sellers as terms governing purchases of gas prior thereto. Spot market gas prices declined generally during that period. While the Fuel Use Act has been repealed and the markets for gas have improved significantly recently, there can be no assurance that such improvement will continue. As a result, it is possible that there may be significant delays in selling any gas from Partnership Properties.

      In the event the Partnership acquires an interest in a gas well or completes a productive gas well, or a well that produces both oil and gas, the well may be shut in for a substantial period of time for lack of a market if the well is in an area distant from existing gas pipelines. The well may remain shut in until such time as a gas pipeline, with available capacity, is extended to such an area or until such time as sufficient wells are drilled to establish adequate reserves which would justify the construction of a gas pipeline, processing facilities, if necessary, and a transmission system.

      The worldwide supply of oil has been largely dependent upon rates of production of foreign reserves. Although in recent years the demand for oil has slightly increased in this country, imports of foreign oil continue to increase. Consequently, historically the prices for domestic oil production have generally remained low. Future domestic oil prices will depend largely upon the actions of foreign producers with respect to rates of production and it is virtually impossible to predict what actions those producers will take in the future. Prices may also be affected by political and other factors relating to the Middle East. As a result, it is possible that prices for oil, if any, produced from a Partnership Well will be lower than those currently available or projected at the time the interest therein is acquired. In view of the many uncertainties affecting the supply and demand for crude oil and natural gas, and the change in the makeup of the Congress of the United States and the resulting potential for a different focus for the United States energy policy, the General Partner is unable to predict what future gas and oil prices will be.

Regulation of Partnership Operations

      Production of any oil and gas found by the Partnership will be affected by state and federal regulations. All states in which the Partnership intends to conduct activities have statutory provisions regulating the production and sale of oil and gas. Such statutes, and the regulations promulgated in connection therewith, generally are intended to prevent waste of oil and gas and to protect correlative rights and the opportunities to produce oil and gas as between owners of a common reservoir. Certain state regulatory authorities also regulate the amount of oil and gas produced by assigning allowable rates of production to each well or proration unit. Pertinent state and federal statutes and regulations also extend to the prevention and clean-up of pollution.
These laws and regulations are subject to change and no predictions can be made as to what changes may be made or the effect of such changes on the Partnership's operations.

      Under the laws and administrative regulations of the State of Oklahoma regarding forced pooling, owners of oil and gas leases or unleased mineral interests may be required to elect to participate in the drilling of a well with other fractional undivided interest owners within an established spacing unit or to sell or farm out their interest therein. The terms of any such sale or farm-out are generally those determined by the Oklahoma Corporation Commission to be equal to the most favorable terms then available in the area in arm's length transactions although there can be no assurance that this will be the case. In addition, if properties become the subject of a forced pooling order, drilling operations may have to be undertaken at a time or with other parties which the General Partner feels may not be in the best interest of the Partnership. In such event, the Partnership may have to farm out or assign its interest in such properties. In addition, if a property which might otherwise be acquired by the Partnership becomes subject to such an order, it may become unavailable to the Partnership. Finally, as a result of forced pooling proceedings involving a Partnership Property, the Partnership may acquire larger than anticipated interest in such property, thereby increasing its share of the costs of operations to be conducted.

Natural Gas Price Regulation

      Partnership Revenues are likely to be dependent on the sale and transportation of natural gas that may be subject to regulation by the Federal Energy Regulatory Commission ("FERC"). Historically the sale of natural gas has been regulated by the FERC under the Natural Gas Act of 1938 ("NGA") and/or the Natural Gas Policy Act of 1978 ("NGPA"). Under the NGPA, natural gas is divided into numerous, complex categories based on, among other things, when, where and how deep the gas well was drilled and whether the gas was committed to interstate or intrastate commerce on the day before the date of enactment of the statute. These categories determine whether the natural gas remains subject to non-price regulation under the NGA and/or to maximum price restrictions under the NGPA. In addition to setting ceiling prices for natural gas, FERC approval is required for both the commencement and abandonment of sales of certain categories of gas in interstate commerce for resale and for the transportation of natural gas in interstate commerce. FERC has general investigatory and other powers, including limited authority to set aside or modify terms of gas purchase contracts subject to its jurisdiction. Price and non-price regulation of natural gas produced from most wells drilled after 1978 has terminated. That gas may be sold without prior regulatory approval and at whatever price the market will bear.

      On July 26, 1989, the Natural Gas Wellhead Decontrol Act of 1989 became effective. Consequently, due to this statutory deregulation and FERC's issuance of Order No. 547 discussed below, as of January 7, 1993 the price of virtually all gas produced by producers not affiliated with interstate pipelines has been deregulated by FERC.

      Market determined prices for deregulated categories of natural gas fluctuate in response to market pressures which currently favor purchasers and disfavor producers. As a result of the deregulation of a greater proportion of the domestic United States gas market and an increased availability of natural gas transportation, a competitive trading market for gas has developed. For several reasons the supply of gas has exceeded demand. The General Partner cannot reliably predict at this time whether such supply/demand imbalance will improve or worsen from a producer's viewpoint.

      During the past several years, FERC has adopted several regulations designed to create a more competitive, less regulated market for natural gas. These regulations have materially affected the market for natural gas.

      FERC's initial major initiative was adoption of its "open-access transportation program," through Order No.s 436 and 500. Regulation of Natural Gas Pipelines After Partial Wellhead Decontrol, Order No. 436, 50 Fed. Reg. 42,408 (October 18, 1985), vacated and remanded, Associated Gas Distributors v. FERC, 824 F.2d 981 (D.C. Cir. 1987), cert. denied, 485 U.S. 1006 (1988), readopted on an interim basis, Order No. 500, 52 Fed. Reg. 30,344 (Aug.  14,
1987), remanded, American Gas Association v. FERC, 888 F.2d 136 (D.C. Cir.
1989), readopted, Order No. 500-H, 54 Fed. Reg. 52,344 (Dec. 21, 1989), reh'g
granted in part and denied in part, Order No. 500-I, 55 Red. Reg. 6605 (Feb. 26, 1990), aff'd in part and remanded in part, American Gas Association
v. FERC, 912 F.2d 1496 (D.C.  Cir.  1990), cert. denied, 111 S. Ct. 957
(1991). Order 436 implemented three key requirements: (1) jurisdictional pipelines were required to permit their firm sales customers to convert their firm sales entitlements to a volumetrically equivalent amount of firm transportation service over a five-year period; (2) jurisdictional pipelines were required to offer their open-access transportation services without discrimination or preference; and (3) jurisdictional pipelines were required to design maximum rates to ration capacity during peak periods and to maximize throughput for firm service during off-peak periods and for interruptible service during all periods. The availability of transportation under Order 500 greatly expanded the free trading market for natural gas, including the establishment of an active and viable spot market.

      Subsequently, in Order 636 the FERC focused on whether the resulting regulatory structure provided all gas sellers with the same regulatory opportunity to compete for gas purchasers. It decided that the form of bundled pipeline services (gas sales and transportation) was unduly discriminatory and anticompetitive. Pipeline Service Obligations and Revisions to Regulations Governing Self-Implementing Transportation; and Regulation of Natural Gas Pipelines After Wellhead Decontrol, Order No. 636, 57 Fed. Reg. 13,267 (Apr. 16, 1992), III FERC Stats. & Regs. Preambles
Paragraph 30,939, at 30,406; Regulations of Natural Gas Pipelines After Partial Wellhead Decontrol, and Order Denying Rehearing in Part, Granting Rehearing in Part, and Clarifying Order No. 636, Order No. 636-A, 57 Fed. Reg.
36,128 (Aug. 12, 1992), III FERC Stats. & Regs.  Preambles Paragraph
30,950; Regulation of Natural Gas Pipelines After Partial Wellhead
Decontrol; Regulation of Natural Gas Pipelines After Partial Wellhead
Decontrol; Order Denying Rehearing and Clarifying Order Nos. 636 and 636-
A, Order No. 636-B, 57 Fed. Reg. 57,911 (Dec.  8, 1992).

      Among other things, Order 636 required each interstate pipeline company to "unbundle" its traditional wholesale services and create and make available on an open and nondiscriminatory basis numerous constituent services (such as gathering services, storage services, firm and interruptible transportation services, and stand-by sales services) and to adopt a new rate making methodology

(Straight Fixed Variable) to determine appropriate rates for those services. To the extent the pipeline company or its sales affiliate makes gas sales as a merchant in the future, it will do so in direct competition with all other sellers pursuant to private contracts; however, pipeline companies have or will become "transporters only." Order 636 also allows pipeline companies to act as agents for their customers in arranging the transportation of gas purchased from any supplier, including the pipeline itself, and to charge a negotiated fee for such agency services. The FERC required each pipeline company to develop the specific terms of service in individual proceedings and to submit for approval by FERC a compliance filing which set forth the pipeline company's new, detailed procedures.

      In response to a Court remand, on February 27, 1997 FERC issued its final rule further revising Order 636. Pipeline Service Obligations and Revisions to Regulations Governing Self-Implementing Transportation Under Part 284 and Regulation of National Pipelines After Partial Wellhead Decontrol, 62 Fed. Reg. 10204 (Mar. 6, 1997). It modified its regulation by (i) changing the selection of a twenty-year matching term for the right of first refusal and instead adopting a five-year matching term and (ii) reversing the requirement that pipelines allocate 10% of GSR costs to interruptible customers and requiring that pipelines propose the percentage that interruptible customers will bear based on the individual circumstances present on each pipeline. Most of the individual pipeline restructurings arising from Order 636 have been completed.

      In essence, the goal of Order 636 is to make a pipeline's position as gas merchant indistinguishable from that of a non-pipeline supplier. It, therefore, pushes the point of sale of gas by pipelines upstream, perhaps all the way to the wellhead. Order 636 also requires pipelines to give firm transportation customers flexibility with respect to receipt and delivery points (except that a firm shipper's choice of delivery point cannot be downstream of the existing primary delivery point) and to allow "no-notice" service (which means that gas is available not only simultaneously but also without prior nomination, with the only limitation being the customer's daily contract demand) if the pipeline offered no-notice city-gate sales service on May 18, 1992. Thus, this separation of pipelines' sales and transportation allows non-pipeline sellers to acquire firm downstream transportation rights and thus to offer buyers what is effectively a bundled city-gate sales service and it permits each customer to assemble a package of services that serves its individual requirements. But it also makes more difficult the coordination of gas supply and transportation.

      The results of these changes could increase the marketability of natural gas and place the burden of obtaining supplies of natural gas for local distribution systems directly on distributors who would no longer be able to rely on the aggregation of supplies by the interstate pipelines. Such distributors may return to longer term contracts with suppliers who can assure a secure supply of natural gas. A return to longer term contracts and the attendant decrease in gas available for the spot market could improve gas prices. The primary beneficiaries of these changes should be gas marketers and the producers who are able to demonstrate the availability of an assured long-term supply of natural gas to local distribution purchasers and to large end users. However, due to the still evolutionary nature of Order 636 and its implementation, it is not possible at this time to project the impact Order 636 will have on the Partnership's ability to sell gas directly into gas markets previously served by the gas pipelines.

      As a corollary to Order 636, FERC issued Order 547, which is a blanket certificate of public convenience and necessity pursuant to Section 7 of the NGA that authorizes any person who is not an interstate pipeline or an affiliate thereof to make sales for resale at negotiated rates in interstate commerce of any category of gas that is subject to the Commission's NGA jurisdiction.
(There are certain requirements which must be met before an affiliated marketer of an interstate pipeline can avail itself of this certification.) Regulations Governing Blanket Marketer Sales Certificates, Order No. 547,

57 Fed. Reg.  57,952 (Dec. 8, 1992) (to be codified at 18 C.F.R.  Sections
284.401 - .402). The blanket certificates were effective January 7, 1993, and do not require any further application by a person. The goal of Order 457, in conjunction with Orders 636, 636-A and 636-B, is to provide all merchants of natural gas a "level playing field" so that gas merchants who are not interstate pipelines are on an equal footing with interstate pipeline merchants who are afforded blanket sales certificates pursuant to Order 636.

      The FERC has also begun to allow individual companies to depart from cost-of-service regulation and set market-based rates if they can show they lack significant market power or have mitigated market power. See, e.g., Richmond Gas Storage Systems, 59 FERC Paragraph 61,316 (1992); El Paso Natural Gas Company, 54 FERC Paragraph 61,316, reh'g granted and denied in part, 56 FERC Paragraph 61,290 (1990); Transcontinental Gas Pipe Line Corp., 53 FERC
Paragraph 61,446, reh'g granted and denied in part, 57 FERC Paragraph 61,345
(1991). Since the FERC has stated that "[w]here companies have market power, market-based rates are not appropriate," in order to "enhance productive efficiency in non-competitive markets," the FERC issued a rule allowing pipelines (and electric utilities) "to propose incentive rate mechanisms as alternatives to traditional cost-of-service regulations." Incentive Ratemaking for Interstate Natural Gas Pipelines, Oil Pipelines, and Electric Utilities; Policy Statement on Incentive Regulation, 57 Fed. Reg. 55,231 (Nov. 24, 1992). The FERC has established five specific regulatory standards for implementing specific incentive mechanisms: they should (1) be prospective, (2) be voluntary,
(3) be understandable, (4) result in quantifiable benefits to consumers including an upper limit on the risk to consumers that the incentive rates would be higher than rates they would have paid under traditional regulation, and (5) demonstrate how they maintain or enhance incentives to improve the quality of service.

      Other regulatory actions have included elimination of minimum take and minimum bill provisions of pipeline sales tariffs (Order 380) and authorization of automatic abandonment authority upon expiration or termination of the underlying contracts (Order 490). FERC has also provided several forms of "blanket" certificates authorizing sales of gas with pregranted abandonment.

      In addition, in Order 451, FERC established an alternative maximum lawful price for certain NGPA Section 104 and 106 gas produced from wells drilled prior to 1975 (so-called "old gas") which otherwise would be subject to lower ceiling prices. FERC provided, however, that the higher price could be collected only where the parties amended the contract or pursuant to complicated "good faith negotiation" rules which permit purchasers facing requests for increased prices to seek reduction of certain higher prices and authorize abandonment of both the higher cost and lower cost supplies if agreement cannot be reached. After the Fifth Circuit vacated Order 451 as an invalid exercise of FERC's authority, the United States Supreme Court reversed that decision and upheld the entirety of Order 451.

      The issuance of Order 636 and its future interpretation, as well as the future interpretation and application by FERC of all of the above rules and its broad authority, or of the state and local regulations by the relevant agencies, could affect the terms and availability of transportation services for transportation of natural gas to customers and the prices at which gas can be sold on behalf of the Partnership. For instance, as a result of Order 636, many interstate pipeline companies have divested their gathering systems, either to unregulated affiliates or to third persons, a practice which could result in separate, and higher, rates for gathering a producer's natural gas.
In proceedings during mid and late 1994 allowing various interstate natural gas companies' spindowns or spinoffs of gathering facilities, the FERC held that, except in limited circumstances of abuse, it generally lacks jurisdiction over a pipeline's gathering affiliates, which neither transport natural gas in interstate commerce nor sell gas in interstate commerce for resale. However, pipelines spinning down gathering systems have to include two Order No. 497 standards of conduct in their tariffs: nondiscriminatory access to transportation for all sources of supply and no tying of pipeline transportation service to any service by the pipeline's gathering affiliate. In addition, if unable to reach a mutually acceptable gathering contract with a present user of the gathering facilities, the FERC required that the pipeline must offer a two-year "default contract" to existing users of the gathering facilities. However, on appeal, while the United States Court of Appeals for the District of Columbia upheld the FERC's allowing the spinning down of gathering facilities to a non-regulated affiliate, in Conoco Inc. v. FERC, 90 F.3d 536, 552-53 (D.C. Cir. 1996) the D.C. Circuit remanded the FERC's default contract mechanism. On February 18, 1997 the United States Supreme Court denied a petition to review the D. C. Circuit's decision. As a result of FERC's action, some states have enacted or are considering statutory and/or regulatory provisions to regulate gathering systems. Consequently, the General Partner cannot reliably predict at this time how regulation will ultimately impact Partnership Revenue.

Oil Price Regulation

      With respect to oil pipeline rates subject to the FERC's jurisdiction under the Interstate Commerce Act, in October 1993 the FERC issued Order 561 to implement the requirements of Title XVIII of the Energy Policy Act of 1992. Order 561 established an indexing system, effective January 1, 1995, under which many oil pipelines are able to readily change their rates to track changes in the Producer Price Index for Finished Goods (PPI-FG), minus one percent. This index established ceiling levels for rates. Order 561 also permits cost-of-service proceedings to establish just and reasonable rates. The Order does not alter the right of a pipeline to seek FERC authorization to charge market rates. However, until the FERC makes the finding that the pipeline does not exercise significant market power, the pipeline's rates cannot exceed the applicable index ceiling level or a level justified by the pipeline's cost of service.

State Regulation of Oil and Gas Production

      Most states in which the Partnership may conduct oil and gas activities regulate the production and sale of oil and natural gas. Those states generally impose requirements or restrictions for obtaining drilling permits, the method of developing new fields, the spacing and operation of wells and the prevention of waste of oil and gas resources. In addition, most states regulate the rate of production and may establish maximum daily production allowable from both oil and gas wells on a market demand or conservation basis. Until recently there has been no limit on allowable daily production on the basis of market demand, although at some locations production continues to be regulated for conservation or market purposes. In 1992 Oklahoma and Texas imposed additional limitations on gas production to more closely track market demand. The General Partner cannot predict whether any state regulatory agency may issue additional allowable reductions which may adversely affect the Partnership's ability to produce its gas reserves.

Legislative and Regulatory Production and Pricing Proposals

      A number of legislative and regulatory proposals continually are advanced which, if put into effect, could have an impact on the petroleum industry. The various proposals involve, among other things, an oil import fee, restructuring how oil pipeline rates are determined and implemented reducing production allowables, providing purchasers with "market-out" options in existing and future gas purchase contracts, eliminating or limiting the operation of take-or-pay clauses, eliminating or limiting the operation of "indefinite price escalator clauses" (e.g., pricing provisions which allow prices to escalate by means of reference to prices being paid by other purchasers of natural gas or prices for competing fuels), and state regulation of gathering systems. Proposals concerning these and other matters have been and will be made by members of the President's office, Congress, regulatory agencies and special interest groups. The General Partner cannot predict what legislation or regulatory changes, if any, may result from such proposals or any effect therefrom on the Partnership.

      The effect of these regulations could be to decrease allowable production on Partnership Properties and thereby to decrease Partnership Revenues. However, by decreasing the amount of natural gas available in the market, such regulations could also have the effect of increasing prices of natural gas, although there can be no assurance that any such increase will occur. There can also be no assurance that the proposed regulations described above will be adopted or that they will be adopted upon the terms set forth above. Additionally, such proposals, if adopted, are likely to be challenged in the courts and there can be no assurance as to the outcome of any such challenge.

Production and Environmental Regulation

      Certain states in which the Partnership may drill and own productive properties control production from wells through regulations establishing the spacing of wells, limiting the number of days in a given month during which a well can produce and otherwise limiting the rate of allowable production.

      In addition, the federal government and various state governments have adopted laws and regulations regarding protection of the environment. These laws and regulations may require the acquisition of a permit before or after drilling commences, impose requirements that increase the cost of operations, prohibit drilling activities on certain lands lying within wilderness areas or other environmentally sensitive areas and impose substantial liabilities for pollution resulting from drilling operations, particularly operations in offshore waters or on submerged lands.

      A past, present, or future release or threatened release of a hazardous substance into the air, water, or ground by the Partnership or as a result of disposal practices may subject the Partnership to liability under the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Resource Conservation Recovery Act ("RCRA"), the Clean Water Act, and/or similar state laws, and any regulations promulgated pursuant thereto. Under CERCLA and similar laws, the Partnership may be fully liable for the cleanup costs of a release of hazardous substances even though it contributed to only part of the release. While liability under CERCLA and similar laws may be limited under certain circumstances, typically the limits are so high that the maximum liability would likely have a significant adverse effect on the Partnership. In certain circumstances, the Partnership may have liability for releases of hazardous substances by previous owners of Partnership Properties. Additionally, the discharge or substantial threat of a discharge of oil by the Partnership into United States waters or onto an adjoining shoreline may subject the Partnership to liability under the Oil Pollution Act of 1990 and similar state laws. While liability under the Oil Pollution Act of 1990 is limited under certain circumstances, the maximum liability under those limits would still likely have a significant adverse effect on the Partnership. The Partnership's operations generally will be covered by the insurance carried by the General Partner or UNIT, if any. However, there can be no assurance that such insurance coverage will always be in force or that, if in force, it will adequately cover any losses or liability the Partnership may incur.

      Violation of environmental legislation and regulations may result in the imposition of fines or civil or criminal penalties and, in certain circumstances, the entry of an order for the removal, remediation and abatement of the conditions, or suspension of the activities, giving rise to the violation. The General Partner believes that the Partnership will comply with all orders and regulations applicable to its operations. However, in view of the many uncertainties with respect to the current controls, including their duration and possible modification, the General Partner cannot predict the overall effect of such controls on such operations. Similarly, the General Partner cannot predict what future environmental laws may be enacted or regulations may be promulgated and what, if any, impact they would have on operations or Partnership Revenue.

                 SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT

      The business and affairs of the Partnership and the respective rights and obligations of the Partners will be governed by the Agreement. The following is a summary of certain pertinent provisions of the Agreement which have not been as fully discussed elsewhere in this Memorandum but does not purport to be a complete description of all relevant terms and provisions of the Agreement and is qualified in its entirety by express reference to the Agreement. Each prospective subscriber should carefully review the entire Agreement.

Partnership Distributions

      The General Partner will make quarterly determinations of the Partnership's cash position. If it determines that excess cash is available for distribution, it will be distributed to the Partners in the same proportions that Partnership Revenue has been allocated to them after giving effect to previous distributions and to portions of such revenues theretofore used or expected to be thereafter used to pay costs incurred in conducting Partnership operations or to repay Partnership borrowings. It is expected that no cash distributions will be made earlier than the first quarter of 2003.
Distributions of cash determined by the General Partner to be available therefore will be made to the Limited Partners quarterly and to the General Partner at any time. All Partnership funds distributed to the Limited Partners shall be distributed to the persons who were record holders of Units on the day on which the distribution is made. Thus, regardless of when an assignment of Units is made, any distribution with respect to the Units which are assigned will be made entirely to the assignee without regard to the period of time prior to the date of such assignment that the assignee holds the Units.

      The Partnership will terminate automatically on December 31, 2032 unless prior thereto the General Partner or Limited Partners holding a majority of the outstanding Units elect to terminate the Partnership as of an earlier date.
Upon termination of the Partnership, the debts, liabilities and obligations of the Partnership will be paid and the Partnership's oil and gas properties and any tangible equipment, materials or other personal property may be sold for cash. The cash received will be used to make certain adjusting payments to the Partners (see "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT --Termination"). Any remaining cash and properties will then be distributed to the Partners in proportion to and to the extent of any remaining balances in the Partners' capital accounts and then in undivided percentage interests to the Partners in the same proportions that Partnership Revenues are being shared at the time of such termination (see "SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT -- Termination").

Deposit and Use of Funds

      Until required in the conduct of the Partnership's business, Partnership funds, including, but not limited to, the Capital Contributions, Partnership Revenue and proceeds of borrowings by the Partnership, will be deposited, with or without interest, in one or more bank accounts of the Partnership in a bank or banks to be selected by the General Partner or invested in short-term United States government securities, money market funds, bank certificates of deposit or commercial paper rated as "A1" or "P1" as the General Partner, in its sole discretion, deems advisable. Any interest or other income generated by such deposits or investments will be for the Partnership's account. Except for Capital Contributions, Partnership funds from any of the various sources mentioned above may be commingled with funds of the General Partner and may be used, expended and distributed as authorized by the terms and provisions of the Agreement. The General Partner will be entitled to prompt reimbursement of expenses it incurs on behalf of the Partnership.

Power and Authority

      In managing the business and affairs of the Partnership, the General Partner is authorized to take such action as it considers appropriate and in the best interests of the Partnership (see Section 10.1 of the Agreement). The General Partner is authorized to engage legal counsel and otherwise to act with respect to Service audits, assessments and administrative and judicial proceedings as it deems in the best interests of the Partnership and pursuant to the provisions of the Code.

      The General Partner is granted a broad power of attorney authorizing it to execute certain documents required in connection with the organization, qualification, continuance, modification and termination of the Partnership on behalf of the Limited Partners (see Sections 1.5 and 1.6 of the Agreement). Certain actions, such as an assignment for the benefit of its creditors or a sale of substantially all of the Partnership Properties, except in connection with the termination, roll-up or consolidation of the Partnership, cannot be taken by the General Partner without the consent of a majority in interest of the Limited Partners and the receipt of an opinion of Conner & Winters as described under "Assignments by the General Partner" below (see Sections
10.15 and 12.1 of the Agreement).

      The Agreement provides that the General Partner will either conduct the Partnership's drilling and production operations and operate each Partnership Well or arrange for a third party operator to conduct such operations.
The General Partner will, on behalf of the Partnership, enter into an appropriate operating agreement with the other owners of properties to be developed by the Partnership authorizing either the General Partner or a third party operator to conduct such operations. The Partnership Agreement further provides that the Partnership will take such action in connection with operations pursuant to such operating agreements as the General Partner, in its sole discretion, deems appropriate and in the best interests of the Partnership, and the decision of the General Partner with respect thereto will be binding upon the Partnership.

Rollup or Consolidation of the Partnership

      Two years or more after the Partnership has completed substantially all of its property acquisition, drilling and development operations, the General Partner may, without the vote, consent or approval of the Limited Partners, cause all or substantially all of the oil and gas properties and other assets of the Partnership to be sold, assigned or transferred to, or the Partnership merged or consolidated with, another partnership or a corporation, trust or other entity for the purpose of combining the assets of two or more of the oil and gas partnerships formed for investment or participation by employees, directors and/or consultants of UNIT or any of its subsidiaries; provided, however, that the valuation of the oil and gas properties and other assets of all such participating partnerships for purposes of such transfer or combination shall be made on a consistent basis and in a manner which the General Partner and UNIT believe is fair and equitable to the Limited Partners. As a consequence of any such transfer or combination, the Partnership will be dissolved and terminated and the Limited Partners shall receive partnership interests, stock or other equity interests in the transferee or resulting entity. See "RISK FACTORS -- Investment Risks - Roll-Up or Consolidation of the Partnership."

Limited Liability

      Under the Act, a limited partner is not generally liable for partnership obligations unless he or she takes part in the control of the business. The Agreement provides that the Limited Partners cannot bind or commit the Partnership or take part in the control of its business or management of its affairs, and that the Limited Partners will not be personally liable for any debts or losses of the Partnership. However, the amounts contributed to the Partnership by the Limited Partners and the Limited Partners' interests in Partnership assets, including amounts of undistributed Partnership Revenue allocable to the Limited Partners, will be subject to the claims of creditors of the Partnership. A Limited Partner (or his or her estate) will be obligated to contribute cash to the Partnership, even if the Limited Partner is unable to do so because of death, disability or any other reason, for:

           (1) any unpaid contribution which the Limited Partner agreed to make to the Partnership; and

           (2) any return, in whole or in part, of the Limited Partner's contribution to the extent necessary to discharge Partnership liabilities to all creditors who extended credit or whose claims arose before such return.

      Liability of a Limited Partner is limited by the Act to one year for any return of his or her contribution not in violation of the Partnership Agreement or such Act and six years on any return of his or her contribution in violation of the Partnership Agreement or such Act. A partner is deemed to have received a return of his or her contribution to the extent that a distribution to him or her reduces his or her share of the fair value of the net assets of the Partnership below the value of his or her contribution which has not been distributed to him or her. How this provision applies to a partnership whose primary assets are producing oil and gas properties or other depleting assets is not entirely clear. The Agreement provides that for the purposes of this provision, the value of a Limited Partner's contribution which has not been distributed to him or her at any point in time will be the Limited Partner's Percentage of the stated capital of the Partnership allocated to the Limited Partners as reflected in its financial statements as of such point in time.

      Maintenance of limited liability of the Limited Partners in other jurisdictions in which the Partnership may operate may require compliance with certain legal requirements of those jurisdictions. In such jurisdictions, the General Partner shall cause the Partnership to operate in such a manner as it, on the advice of responsible Conner & Winters, deems appropriate to avoid unlimited liability for the Limited Partners (see Sections 1.5, 12.1 and 12.2 of the Agreement). After the termination of the Partnership, any distribution of Partnership Properties to the Limited Partners would result in their having unlimited liability with respect to such properties.

      Although the Partnership will, with certain limited exceptions, serve as a co-general partner of any drilling or income programs formed by UNIT or UPC in 2002 (see "PROPOSED ACTIVITIES"), the general liability of the Partnership will not flow through to the Limited Partners.

Records, Reports and Returns

      The General Partner will maintain adequate books, records, accounts and files for the Partnership and keep the Limited Partners informed by means of written interim reports rendered within 60 days after each quarter of the Partnership's fiscal year. The reports will set forth the source and disposition of Partnership Revenues during the quarter.

      Engineering reports on the Partnership Properties will be prepared by the General Partner for each year for which the General Partner prepares such a report in connection with its own activities. Such report will include an estimate of the total oil and gas proven reserves of the Partnership, the dollar value thereof and the value of the Limited Partners' interest in such reserve value. The report shall also contain an estimate of the life of the Partnership Properties and the present worth of the reserves. Each Limited Partner will receive a summary statement of such report which will reflect the value of the Limited Partners' interest in such reserves.

      The General Partner will timely file the Partnership's income tax returns and by March 15 of each year or as soon thereafter as practicable, furnish each person who was a Limited Partner during the prior year all available information necessary for inclusion in his or her federal income tax return. (See Section 8.1 of the Agreement).

Transferability of Interests

      Restrictions. A Limited Partner may not transfer or assign Units except for certain transfers:

      .    to the General Partner;

      . to or for the benefit of himself or herself, his or her spouse, or other members of the transferor Limited Partner's immediate family sharing the same residence;

      . to any corporation or other entity whose beneficial owners are all Limited Partners or permitted assignees;

      . by the General Partner to any person who at the time of such transfer is an employee of the General Partner, UNIT or its subsidiaries;
           and

      .    by reason of death or operation of law.

      Further, no sale or exchange of any Units may be made if the sale of such interest would, in the opinion of Conner & Winters for the Partnership, result in a termination of the Partnership for purposes of Section 708 of the Code, violate any applicable securities laws or cause the Partnership to be treated as an association taxable as a corporation for federal income tax purposes; provided, however, that this condition may be waived by the General Partner, in its sole discretion. Moreover, in no event shall all or any portion of a Limited Partner's Units be assigned to a minor or an incompetent, except by will, intestate succession, in trust, or pursuant to the Uniform
Gifts to Minors Act.

      As the offer and sale of the Units are not being registered under the Securities Act of 1933, as amended, they may be sold, transferred, assigned or otherwise disposed of by a Limited Partner only if, in the opinion of Conner & Winters for the Partnership, such transfer or assignment would not violate, or cause the offering of the Units to be violative of, such act or applicable state securities laws, including investor suitability standards thereunder. Because of the structure and anticipated operation of the Partnership, Rule 144 under the Securities Act of 1933 will not be available to Limited Partners in connection with any such sales.

      Assignees. An assignee of a Limited Partner does not automatically become a Substituted Limited Partner, but has the right to receive the same share of Partnership Revenue and distributions thereof to which the assignor Limited Partner would have been entitled. A Limited Partner who assigns his or her Partnership interest ceases to be a Limited Partner, except that until a Substituted Limited Partner is admitted in his or her place, the assignor retains the statutory rights of an assignor of a Limited Partner's interest under the partnership laws of the State of Oklahoma. The assignee of a Partnership interest who does not become a Substituted Limited Partner and desires to make a further assignment of such interest is subject to all of the restrictions on transferability of Partnership interests described herein and in the Partnership Agreement.

      In the event of the death, incapacity or bankruptcy of a Limited
Partner, his or her legal representatives will have all the rights of a Limited Partner only for the purpose of settling or liquidating his or her estate and such power as the decedent, incompetent or bankrupt Limited Partner possessed to assign all or any part of his or her interest in the Partnership and to join with such assignee in satisfying conditions precedent to such assignee's becoming a Substituted Limited Partner.

      A purported sale, assignment or transfer of a Limited Partner's interest will be recognized by the Partnership when it has received written notice of such sale or assignment in form satisfactory to the General Partner, signed by both parties, containing the purchaser's or assignee's acceptance of the terms of the Agreement and a representation by the parties that the sale or assignment was lawful. Such sale or assignment will be recognized as of the date of such notice, except that if such date is more than 30 days prior to the time of filing, such sale or assignment will be recognized as of the time the notice was filed with the Partnership. Distributions of Partnership Revenue will be made only to those persons who were record owners of Units on the day any such distribution is made (see "RISK FACTORS -- Tax Related Risks - Disproportionate Tax Liability upon Transfer").

      Substituted Limited Partners. No Limited Partner has the right to substitute an assignee as a Limited Partner in his or her place. The General Partner, however, has the right in its sole discretion to permit such assignee to become a Substituted Limited Partner and any such permission by the General Partner is binding and conclusive without the consent or approval of any Limited Partner. Any Substituted Limited Partner must, as a condition to receiving any interest of the Limited Partner, agree in writing to be bound by the terms and conditions of the Partnership Agreement, pay or agree to pay the costs and expenses incurred by the Partnership in taking the actions necessary in connection with his or her substitution as a Limited Partner and satisfy the other conditions specified in Article XIII of the Partnership Agreement.

      Assignments by the General Partner. The General Partner may not sell, assign, transfer or otherwise dispose of its interest in the Partnership except with the prior consent of a majority in interest of the Limited Partners, provided that no such consent is required if the sale, assignment or transfer is pursuant to a bona fide merger, other corporate reorganization or complete liquidation, sale of substantially all of the General Partner's assets
(provided the purchasers agree to assume the duties and obligations of the General Partner) or any sale or transfer to UNIT or any affiliate of UNIT. Any consent of the Limited Partners will not be effective without an opinion of Conner & Winters to the Partnership or an order or judgment of a court of competent jurisdiction to the effect that the exercise of such right will not be deemed to evidence that the Limited Partners are taking part in the management of the Partnership's business and affairs and will not result in a loss of any Limited Partner's limited liability or cause the Partnership to be classified as an association taxable as a corporation for federal income tax purposes (see Section 12.1 of the Agreement). Any transferee of the General Partner's interest may become a substitute General Partner by assuming and agreeing to perform all of the duties and obligations of a General Partner under the Agreement. In such event, the transferring General Partner, upon making a proper accounting to the substitute General Partner, will be relieved of any further duties or obligations with respect to any future Partnership operations.

Amendments

      The Agreement may be amended upon the approval by a majority in interest of the Limited Partners, except that amendments changing the Partners' participation in costs and revenues, increasing or decreasing the General Partner's compensation or otherwise materially and adversely affecting the interests of either the Limited Partners or the General Partner must be approved by all Limited Partners if their interests would be adversely affected thereby or by the General Partner if its interest would be adversely affected thereby. The Limited Partners have no right to propose amendments to the Agreement.

 Voting Rights

      Under the Agreement, the Limited Partners will have very limited rights to vote on any Partnership matters. Except for certain special amendments referred to under "Amendments" above, matters submitted to the Limited Partners for determination will be determined by the affirmative vote of Limited Partners holding a majority of the outstanding Units. Units held by the General Partner may be voted by it.

      Generally, Limited Partners owning more than 50% of the outstanding Units of the Partnership may, without the necessity of concurrence by the General Partner, vote to:

      . Approve the execution or delivery of any assignment for the benefit of the Partnership's creditors;

      . Approve the sale or disposal of all or substantially all of the Partnership's assets, except pursuant to (i) a rollup or consolidation of the Partnership (see "Rollup or Consolidation of the Partnership" above) or (ii) termination (see "Termination" below);

      . Approve the General Partner's sale, assignment, transfer or disposal of its interest in the Partnership, unless such sale, assignment or transfer is pursuant to (i) a merger or other corporate reorganization, or liquidation or sale of substantially all of its assets, and the purchaser agrees to assume the duties and obligations of the General Partner, or (ii) any sale to UNIT or its affiliates;

      .    Terminate and dissolve the Partnership; or

      . Approve any amendments to the Agreement which may be proposed by the General Partner;

provided, however, any approvals, consents or elections of the Limited Partners will not become effective unless prior to the exercise thereof the General Partner is furnished with an opinion of Conner & Winters for the Partnership, or an order or judgment of any court of competent jurisdiction, that the exercise of such rights:

      .    Will not be deemed to evidence that the Limited Partners are taking part in the control or management of the Partnership's business affairs;

      . Will not result in the loss of any Limited Partner's limited liability under the Act; and

      . Will not result in the Partnership being classified as an association taxable as a corporation for federal income tax purposes.

Exculpation and Indemnification of the General Partner

      Pursuant to the Agreement, neither the General Partner or any affiliate thereof will have any liability to the Partnership or to any Partners therein for any loss suffered by the Partnership or such Partner that arises out of any action or inaction of the General Partner or any affiliate thereof if the General Partner or affiliate hereof in good faith determined that such course of conduct was in the best interest of the Partnership, the General Partner or affiliate was acting on behalf of or performing services for the Partnership, such liability or loss was not the result of gross negligence or willful misconduct by the General Partner or affiliates thereof, and payments arising from such indemnification or agreement to hold harmless are receivable only out of the tangible net assets of the Partnership.

Termination

      The Partnership will terminate automatically on December 31, 2032. In addition, upon the dissolution (other than pursuant to a merger, or other corporate reorganization or sale), bankruptcy, legal disability or withdrawal of the General Partner, the Partnership shall immediately be dissolved and terminated. The Act provides, however, that the Limited Partners may elect to reform and reconstitute themselves as a limited partnership within 90 days after such dissolution under the provisions in the Partnership Agreement or under any other terms. The Partnership may terminate sooner if a majority in interest of the Limited Partners or the General Partner elects to dissolve and terminate the Partnership as of an earlier date. Such right to accelerate termination of the Partnership by the Limited Partners will not be available unless prior to any exercise thereof the Limited Partners proposing such termination obtain and furnish to the General Partner an opinion, order or judgment in the form referred to above under "Transferability of Interests - Assignments by the General Partner." The withdrawal, expulsion, dissolution, death, legal disability, bankruptcy or insolvency of any Limited Partner will not effect a dissolution or termination of the Partnership. In the event of an election to terminate the Partnership prior to expiration of its stated terms, 90 days' prior written notice must be given to all Partners specifying the termination date which must be the last day of a calendar month following such 90 day period unless an earlier date is approved by Limited Partners holding a majority of the outstanding Units.

      When the Partnership is terminated, there will be an accounting with respect to its assets, liabilities and accounts. The Partnership's physical property and its oil and gas properties may be sold for cash. Except in the case of an election by the General Partner to terminate the Partnership before the tenth anniversary of the Effective Date, Partnership Properties may be sold to the General Partner or any of its affiliates for their fair market value as determined in good faith by the General Partner.

      Upon termination, all of the Partnership's debts, liabilities and obligations, including expenses incurred in connection with the termination and the sale or distribution of Partnership assets, will be paid. All Partnership borrowings will be paid in full. When the specified payments have all been made, the remaining cash and properties of the Partnership, if any, will be distributed to the Partners as set forth under "Partnership Distributions" above (see Section 16.4 of the Agreement). Such distribution will result in the Limited Partners' having unlimited liability with respect to any Partnership Properties distributed to them.

Insurance

      The General Partner will use its best efforts to obtain such insurance as it deems prudent to serve as protection against liability for loss and damage. Such insurance may include, but is not limited to, public liability, automotive liability, workers' compensation and employer's liability insurance and blowout and control of well insurance.

                                    COUNSEL

      Conner & Winters, P.C., 3700 First Place Tower, Tulsa, Oklahoma, has acted as special counsel to the General Partner in connection with certain aspects of this offering. Conner & Winters has assisted in the preparation of the Agreement and this Memorandum. In connection with the preparation of this Memorandum, Conner & Winters has relied entirely upon information submitted to it by the General Partner. Certain of this information has been verified by Conner & Winters in the course of its representation, but no systematic effort has been made to verify all of the material information contained herein, and much of such information is not subject to independent verification. In addition, Conner & Winters has made no independent investigation of the financial information concerning the General Partner. Further, while passing on certain legal matters, Conner & Winters has not passed on the investment merits nor is it qualified to do so. Because substantial portions of the information contained in this Memorandum have not been independently verified, each investor must make whatever independent inquiries the investor or his or her advisors deem necessary or desirable to verify or confirm the statements made herein.

                                    GLOSSARY

      As used herein and in the Agreement, the following terms and phrases will have the meanings indicated.

      (a) "Additional Assessments" are amounts required to be contributed by the Limited Partners to the Partnership upon a call therefore by the General Partner in the manner described under "ADDITIONAL FINANCING -- Additional Assessments."

      (b) An "affiliate" of another person is (1) any person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of such other person; (2) any person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (3) any person directly or indirectly controlling, controlled by, or under common control with such other person; (4) any officer, director, trustee or partner of such other person; and (5) if such other person is an officer, director, trustee or partner, any company for which such person acts in any such capacity.

      (c) The "Aggregate Subscription" is the sum of the Capital Subscriptions of all Limited Partners.

      (d) "Agreement" and "Partnership Agreement" refers to the Agreement of Limited Partnership attached as Exhibit A to this Private Offering Memorandum.

      (e) The "Capital Contribution" of a Limited Partner is the amount of the Capital Subscription actually paid in by him or her, or by any predecessor in interest, to the capital of the Partnership including any payments made by deductions from salary. The "Capital Contribution" of the General Partner includes the amounts contributed to the Partnership or paid by the General Partner or by any Limited Partner whose Units are purchased by the General Partner pursuant to Section 4.2 of the Agreement because of a default by such Limited Partner in the payment of an Installment or pursuant to Article XV of the Agreement, including payments made by deductions from the salary of such Limited Partner.

      (f) The "Capital Subscription" of a Limited Partner or his or her assignee (including the General Partner where Units are transferred pursuant to Section 4.2 of the Agreement) is the amount specified in the Subscription Agreement executed by such Limited Partner for payment by him or her to the capital of the Partnership in accordance with the provisions of the Agreement, reduced by the amounts thereof from which the Limited Partners have been released by the General Partner of their obligation to pay.

      (g) A "Development Well" means a well intended to be drilled within the proved areas of a known oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

      (h) "Director" refers to the duly elected directors of UNIT as well as all honorary directors and consultants to the Board of Directors of UNIT.

      (i) "Drilling Costs" are those costs incurred in drilling, testing, completing and equipping a well to the point that it proves to be dry and is abandoned or is ready to commence commercial production of oil or gas therefrom.

      (j) "Effective Date" refers to the date on which the certificate evidencing formation of the Partnership is filed with the Secretary of State of the State of Oklahoma as required by the Act (54 Okla. Stat. 1991,
Section 309).

      (k) An "Exploratory Well" means a well drilled to find production in an unproven area, to find a new reservoir in a field previously found to be productive or to extend greatly the limits of a known reservoir.

      (l) A "farm-out" is an agreement whereby the owner of an oil and gas property agrees to assign such property, usually retaining some interest therein such as an overriding royalty, a production payment, a net profits interest or a carried working interest, subject in most cases, however, to the drilling of one or more wells or other performance by the prospective assignee as a condition of the assignment.

      (m) The "General Partner's Minimum Capital Contribution" is that amount equal to the total of (i) all Partnership costs and expenses charged to its account from the time of the formation of the Partnership through December 31, 2002, plus (ii) the General Partner's estimate of the total Leasehold

Acquisition Costs and Drilling Costs expected to be incurred by the Partnership subsequent to December 31, 2002, if any, minus (iii) the amount, if any, of the unexpended Aggregate Subscription at December 31, 2002.

      (n) The "General Partner's Percentage" is that percentage determined by dividing the amount of the General Partner's Minimum Capital Contribution by the total of (i) the General Partner's Minimum Capital Contribution plus (ii) the Aggregate Subscription.

      (o) "Installments" refer to the periodic payments of the Capital Subscription, which are payable either (i) in four equal installments due on March 15, 2002, June 15, 2002, September 15, 2002 and December 15, 2002,
respectively, or (ii) if an employee so elects, through equal deductions from 2001 salary commencing immediately after formation of the Partnership.

      (p) "Leasehold Acquisition Costs" with respect to properties, if any, acquired by the Partnership from non-affiliated parties mean the actual costs to the Partnership of and in acquiring the properties, and, with respect to properties acquired by the Partnership from the General Partner, UNIT or its affiliates are, without duplication, the sum of:

      (1) the prices paid by the General Partner, UNIT or its affiliates in acquiring an oil and gas property, including purchase option fees and charges, bonuses and penalties, if any;

      (2) title insurance or examination costs, broker's commissions, filing fees, recording costs, transfer taxes, if any, and like charges incurred in connection with the acquisition of such property;

      (3) a pro rata portion of the actual, necessary and reasonable expenses of the General Partner, UNIT or its affiliates for seismic and geophysical services;

      (4) rentals, shut-in royalties and ad valorem taxes paid by the General Partner, UNIT or its affiliates with respect to such property to the date of its transfer to the Partnership;

      (5) interest and points actually incurred on funds used by the General Partner, UNIT or its affiliates to acquire or maintain such property; and

      (6) such portion of the General Partner's, UNIT or its affiliates' reasonable, necessary and actual expenses for geological, engineering, drafting, accounting, legal and other like services allocated to the acquisition, operations and maintenance of the property in accordance with generally accepted industry practices, except for expenses in connection with the past drilling of wells which are not producers of sufficient quantities of oil or gas to make commercially reasonable their continued operations, and provided that the costs and expenses enumerated in (4), (5) and (6) above with respect to any particular property shall have been incurred not more than thirty-six (36) months prior to the acquisition of such property by the Partnership.

In the event a fractional undivided interest in a property is sold or transferred by the General Partner, UNIT or any affiliate to an unaffiliated third party for an amount in excess of that portion of the original cost of the property attributable to the transferred interest, the amount of such excess shall not reduce or be offset against the amount of the Leasehold Acquisition Costs attributable to any interest in the same property which is transferred to the Partnership.

      (q) "Limited Partners" are those persons who acquire Units in the Partnership upon its formation and those transferees of Units who are accepted as Substituted Limited Partners. The General Partner may also be a Limited Partner if it subscribes for Units or if it subsequently acquires Units by (i) the exercise by a Limited Partner of his or her right of presentment; (ii) a purchase by the General Partner of the Units of a Limited Partner who defaults in the payment of an Installment; or (iii) any other assignment or transfer.

      (r) The "Limited Partners' Percentage" is that percentage determined by dividing the amount of the Aggregate Subscription by the total of (i) the General Partner's Minimum Capital Contribution plus (ii) the Aggregate Subscription.

      (s) "Normal Retirement" means retirement under the terms of a pension or similar retirement plan adopted by the General Partner, UNIT or any subsidiary with whom a Limited Partner is employed as in effect at the time of retirement.

      (t) "Oil and gas properties" are oil and gas leasehold working interests, fee interests, mineral interests, royalty interests, overriding royalty interests, production payments, options or rights to lease or acquire such interests, geophysical exploration permits and any tangible or intangible properties or other rights incident thereto, whether real, personal or mixed.

      (u) "Operating Expenses" are expenditures made and costs incurred in producing and marketing oil or gas from completed wells, including, in addition to labor, fuel, repairs, hauling, material, supplies, utility charges and other costs incident to or necessary for the maintenance or operation of such wells or the marketing of production therefrom, ad valorem, severance and other such taxes (other than windfall profit taxes), insurance and casualty loss expense and compensation to well operators or others for services rendered in conducting such operations.

      (v) The General Partner and the Limited Partners are sometimes collectively referred to as the "Partners."

      (w) "Partnership Agreement" and "Agreement" refer to the Agreement of Limited Partnership attached as Exhibit A to this Private Offering Memorandum.

      (x) The "Partnership Properties" are oil and gas properties or interests therein acquired by the Partnership or properties acquired by any partnership or joint venture in which the Partnership is a partner or joint venturer, whether acquired by purchase, option exercise or otherwise.

      (y) "Partnership Revenue" refers to the Partnership's gross revenues from all sources, including interest income, proceeds from sales of production, the Partnership's share of revenues from partnerships or joint ventures of which it is a member, sales or other dispositions of Partnership Properties or other Partnership assets, provided that contributions to Partnership capital by the Partners and the proceeds of any Partnership borrowings are specifically excluded and dry-hole and bottom-hole contributions shall be treated as reductions of the costs giving rise to the right to receive such contributions.

      (z) "Partnership Wells" are any and all of the oil and gas wells in which the Partnership has an interest, either directly or indirectly through any other partnership or joint venture.

      (aa) "Productive properties" are oil and gas properties that have been tested by drilling and determined to be capable of producing oil or gas in commercial quantities.

      (bb) A "spacing unit" is a drilling and spacing, production or similar unit established by any regulatory body with jurisdiction, or in the absence of such a regulatory body or action thereby, the acreage attributable to wells drilled under the normal spacing pattern in such area or if no such spacing unit is designated, in keeping with generally accepted industry practices, or the largest of such units in the event of multiple objective formations.

      (cc) "Special Production and Marketing Costs" are costs and expenses that are not normally and customarily incurred in connection with drilling, producing and marketing operations, including without limitation, costs incurred in constructing compressor plants, gasoline plants, gas gathering systems, natural gas processing plants, pipeline systems and salt water disposal systems and costs incurred in installing pressure maintenance and secondary or tertiary production projects.

      (dd) "Subscription Agreement" refers to the form of Limited Partner Subscription Agreement and Suitability Statement attached as Attachment I to the Partnership Agreement.

      (ee) A "Substituted Limited Partner" is a transferee, donee, heir, legatee or other recipient of all or any portion of a Limited Partner's interest in the Partnership with respect to whom all conditions and consents required to become a Substituted Limited Partner under Article XIII of the Partnership Agreement have been satisfied and given.

      (ff) A "Unit" is a preformation unit of limited partnership interest of a Limited Partner in the Partnership representing a Capital Subscription of One Thousand Dollars ($1,000).

                              FINANCIAL STATEMENTS

      On January 1, 1988 all of the oil and natural gas properties previously owned by Unit Drilling and Exploration Company ("UDEC") and UNIT were transferred into Sunshine Development Company through a contribution of capital. Included in the transfer were all interests previously owned by UDEC in numerous General and Limited Partnerships sponsored by UDEC. Effective February 1, 1988, Sunshine Development Company, a wholly owned subsidiary of UDEC, pursuant to an "Amended and Restated Certificate of Incorporation" was renamed Unit Petroleum Company and became a wholly owned subsidiary of UNIT.

      Unit Petroleum Company functions as the operating entity for all oil and natural gas exploration and production activities including operating any partnerships for UNIT.

      The consolidated balance sheet of Unit Petroleum Company at
October 31, 2001 is unaudited and includes all adjustments which UNIT considers necessary for a fair presentation of the financial position of Unit Petroleum Company at October 31, 2001.
                                     91

                     Unit Petroleum Company and Subsidiary
                          Consolidated Balance Sheet
                               (In Thousands)
                                                          October 31,
                                                              2001
                                                          (Unaudited)
                               Assets
                               ------
 Current Assets:
     Cash and cash equivalents                             $    465
     Trade accounts receivable                                7,194
     Materials and supplies, at lower of cost or market       3,565
     Other                                                      223
                                                           --------
             Total current assets                            11,447
                                                           --------
 Property and Equipment:
     Oil and natural gas properties,
       on the full cost method                              395,822
     Other                                                      477
                                                           --------
                                                            396,299
                                                           --------

     Less accumulated depreciation, depletion,
        amortization and impairment                         193,650
                                                           --------
             Net property and equipment                     202,649
                                                           --------
 Other Assets                                                    60
                                                           --------
 Total Assets                                              $214,156
                                                           ========

                Liabilities and Shareholders' Equity
                ------------------------------------
 Current Liabilities:
     Current portion of natural gas purchaser
       prepayments                                         $    437
     Accounts payable                                         7,805
     Accounts payable to parent                              46,661
     Contract advances                                          608
     Accrued liabilities                                      1,237
                                                           --------
             Total current liabilities                       56,748
                                                           --------
 Shareholders' Equity:
     Common stock, $1.00 par value, 500 shares
        authorized and outstanding                                1
     Capital in excess of par value                          31,543
     Accumulated other comprehensive income                     159
     Retained earnings                                      125,705
                                                           --------
             Total shareholders' Equity                     157,408
                                                           --------
 Total Liabilities and Shareholders' Equity                $214,156
                                                           ========

                                   EXHIBIT A




              UNIT 2002 EMPLOYEE OIL AND GAS LIMITED PARTNERSHIP
                         AGREEMENT OF LIMITED PARTNERSHIP

                                    INDEX

ARTICLE I Formation of Limited Partnership...............................   3

ARTICLE II Definitions...................................................   4

ARTICLE III Purposes and Powers of the Partnership.......................   8

ARTICLE IV Partner Capital Contributions.................................  10

ARTICLE V Deposit and Use of Capital Contributions and
          Other Partnership Funds........................................  12

ARTICLE VI Sharing of Costs, Capital Accounts and Allocation of
           Charges and Income............................................  13

ARTICLE VII Fiscal Year, Accountings and Reports.........................  18

ARTICLE VIII Tax Returns and Elections...................................  19

ARTICLE IX Distributions.................................................  19

ARTICLE X Rights, Duties and Obligations of the General Partner..........  20

ARTICLE XI Compensation and Reimbursements...............................  25

ARTICLE XII Rights and Obligations of Limited Partners...................  26

ARTICLE XIII Transferability of Limited Partner's Interest...............  27

ARTICLE XIV Assignments by the General Partner...........................  29

ARTICLE XV Limited Partners' Right of Presentment........................  30

ARTICLE XVI Termination and Dissolution of Partnership...................  32

ARTICLE XVII Notices.....................................................  34

ARTICLE XVIII Amendments.................................................  34

ARTICLE XIX General Provisions...........................................  34



ATTACHMENT I   Limited Partner Subscription Agreement
               and Suitability Statement                                  I-1

               UNIT 2002 EMPLOYEE OIL AND GAS LIMITED PARTNERSHIP
                       AGREEMENT OF LIMITED PARTNERSHIP

     THIS AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") is made and entered into by and among Unit Petroleum Company, an Oklahoma corporation, hereinafter referred to as the "General Partner" or "UPC" (which term shall include any successors or assigns of UPC), and each of those persons who have executed a counterpart of the Limited Partner Subscription Agreement and Suitability Statement attached as Attachment I to this Agreement that have been accepted by the General Partner, said persons being hereinafter collectively referred to as the "Limited Partners".

     WITNESSETH THAT:



                                   ARTICLE I
                       Formation of Limited Partnership

     1.1 The parties to this Agreement hereby form a Limited Partnership (the "Partnership") pursuant to the Revised Uniform Limited Partnership Act of the State of Oklahoma (the "Act"). The terms and provisions hereof will be construed and interpreted in accordance with the terms and provisions of the Act and if any of the terms and provisions of this Agreement should be deemed inconsistent with those terms and provisions of the Act which under the Act may not be altered by agreement of the parties, the Act will be controlling, but otherwise this Agreement will be controlling.

     1.2 The Partnership will be conducted under the name of "Unit 2002 Employee Oil and Gas Limited Partnership" in Oklahoma, and under such name or variations of such name as the General Partner deems appropriate to comply with the laws of the other jurisdictions in which the Partnership does business.

     1.3 The principal office of the Partnership will be 1000 Kensington Tower I, 7130 South Lewis Avenue, P.O. Box 702500, Tulsa, Oklahoma 74136, or at such other location as may from time to time be designated by the General Partner, and the Partnership's agent for service of process shall be Unit Corporation ("UNIT", which term shall include all or any of its subsidiaries or affiliates unless the context otherwise requires) at the same address.

     1.4 The Partnership will be effective on the date on which the certificate evidencing formation of the Partnership is filed with the Secretary of State of the State of Oklahoma. Its business and operations will not be commenced prior to such date. The Partnership will continue in existence until December 31, 2032, unless sooner terminated pursuant to any provisions of this Agreement.

     1.5 The parties hereto will execute such certificates and other documents, and the General Partner will file, record and publish such certificates and documents, as may be necessary or appropriate to comply with the requirements for the formation and operation of a limited partnership under the Act and as the General Partner, upon advice of counsel, deems necessary or appropriate to comply with requirements of applicable laws governing the formation and operations of a limited partnership (or a partnership in which special partners have a limited liability) in all other jurisdictions where the Partnership desires to conduct business, including, but not limited to, filings under the Fictitious Name Act, Assumed Name Act or similar law in effect in the counties, parishes and other governmental jurisdictions in which the Partnership conducts business. The General Partner shall not be required to deliver or mail a copy of the certificate of limited partnership or any amendments thereto filed pursuant to the Act to the Limited Partners.

     1.6 Each Limited Partner by his or her execution of a counterpart of the Subscription Agreement irrevocably constitutes and appoints the General Partner such Limited Partner's true and lawful attorney and agent, with full power and authority in such Limited Partner's name, place and stead, to execute, sign, acknowledge, swear to, deliver, file and record in the appropriate public offices (i) all certificates or other instruments (including, without limitation, counterparts of this Agreement) and amendments thereto which the General Partner deems appropriate to qualify or continue the Partnership as a limited partnership (or a partnership in which special partners have limited liability) in the jurisdictions in which the Partnership conducts business; (ii) all instruments and amendments thereto which the General Partner deems appropriate to reflect any change or modification of this Agreement, the admission of additional or substitute Partners in accordance with the terms of this Agreement, the release or waiver of the Limited Partners from the obligation to pay in one or more of the installments of their Capital Subscriptions pursuant to Section 4.2 below and the termination of the Partnership and the cancellation of the certificate of limited partnership;
(iii) all conveyances and other instruments which the General Partner deems appropriate to evidence and reflect any sales or transfers, including sales or transfers upon or in connection with the dissolution and termination of the Partnership; and (iv) all consents to transfers of Partnership interests, to the admission of substitute or additional Partners or to the withdrawal or reduction of any Partner's invested capital, to the extent that such actions are authorized by the terms of this Agreement. The Power of Attorney granted herein is irrevocable and is a power coupled with an interest and will survive the death, disability, dissolution, bankruptcy, insolvency or incapacity of a Limited Partner.


                                   ARTICLE II
                                  Definitions

     2.1 Whenever used in this Agreement the following terms will have the meanings described below:

          (a) The "Additional Assessments" of the Limited Partners are those amounts, if any, which they are required to pay into the capital of the Partnership pursuant to Section 5.3 of this Agreement.

          (b) An "affiliate" of another person is (1) any person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of such other person; (2) any person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (3) any person directly or indirectly controlling, controlled by, or under common control with such other person;
     (4) any officer, director, trustee or partner of such other person; and (5) if such other person is an officer, director, trustee or partner, any company for which such person acts in any such capacity.

          (c) The "Aggregate Subscription" is the sum of the Capital Subscriptions of all Limited Partners.

          (d) The "Capital Contribution" of a Limited Partner is the amount of the Capital Subscription actually paid in by him or her, or by any predecessor in interest, to the capital of the Partnership, including any payments made by deductions from salary. The "Capital Contribution" of the General Partner includes the amounts contributed to the Partnership or paid by the General Partner or by any Limited Partner whose Units are purchased by the General Partner including purchases pursuant to Section 4.2 of this Agreement because of a default by such Limited Partner in the payment of a subscription installment or pursuant to Article XV of this Agreement, including payments made by deductions from the salary of such Limited Partner.

          (e) The "Capital Subscription" of a Limited Partner or his or her assignee (including the General Partner where Units are transferred pursuant to Section 4.2 of this Agreement) is the amount specified in the Subscription Agreement executed by such Limited Partner for payment by him or her to the capital of the Partnership in accordance with the provisions of this Agreement, reduced by the amount thereof from which the Limited Partner has been released by the General Partner of his or her obligation to pay pursuant to Section 4.2 hereof.

          (f) "Drilling Costs" are those costs incurred in drilling, testing, completing and equipping a Partnership Well to the point that it proves to be dry and is abandoned or is ready to commence commercial production of oil or gas therefrom.

          (g) "Effective Date" refers to the date on which the certificate evidencing formation of the Partnership is filed with the Secretary of State of the State of Oklahoma as required by the Act (54 Okla. Stat. 1991,
     Section 309).

          (h) A "farm-out" is an agreement whereby the owner of an oil and gas property agrees to assign such property, usually retaining some interest therein such as an overriding royalty, a production payment, a net profits interest or a carried working interest, subject in most cases, however, to the drilling of one or more wells or other performance by the prospective assignee as a condition of the assignment.

          (i) The "General Partner's Minimum Capital Contribution" is that amount equal to the total of (i) all Partnership costs and expenses charged to its account from the time of the formation of the Partnership through December 31, 2002, plus (ii) the General Partner's estimate of the total Leasehold Acquisition Costs and Drilling Costs expected to be incurred by the Partnership subsequent to December 31, 2002, minus
     (iii) the amount, if any, of the unexpended Aggregate Subscription at December 31, 2002.

          (j) The "General Partner's Percentage" is that percentage determined by dividing the amount of the General Partner's Minimum Capital Contribution by the total of (i) the General Partner's Minimum Capital Contribution plus (ii) the Aggregate Subscription.

          (k) "Leasehold Acquisition Costs" with respect to properties, if any, acquired by the Partnership from non-affiliated parties mean the actual costs to the Partnership of and in acquiring the properties, and, with respect to properties acquired by the Partnership from the General Partner, UNIT or its affiliates, are, without duplication, the sum of: (1) the prices paid by the General Partner, UNIT or its affiliates in acquiring an oil and gas property, including purchase option fees and charges, bonuses and penalties, if any; (2) title insurance or examination costs, broker's commissions, filing fees, recording costs, transfer taxes, if any, and like charges incurred in connection with the acquisition of such property; (3) a pro rata portion of the actual, necessary and reasonable expenses of the General Partner, UNIT or its affiliates for seismic and geophysical services; (4) rentals, shut-in royalties and ad valorem taxes paid by the General Partner, UNIT or its affiliates with respect to such property to the date of its transfer to the Partnership; (5) interest and points actually incurred on funds used by the General Partner, UNIT or its affiliates to acquire or maintain such property; and (6) such portion of the General Partner's, UNIT's or its affiliates' reasonable, necessary and actual expenses for geological, engineering, drafting, accounting, legal and other like services allocated to the acquisition, operations and maintenance of the property in accordance with generally accepted industry practices, except for expenses in connection with the past drilling of wells which are not producers of sufficient quantities of oil or gas to make commercially reasonable their continued operations, and provided that the costs and expenses enumerated in (4), (5) and (6) above with respect to any particular property shall have been incurred not more than thirty-six
     (36) months prior to the acquisition of such property by the Partnership. In the event a fractional undivided interest in a property is sold or transferred by the General Partner, UNIT or any affiliate to an unaffiliated third party for an amount in excess of that portion of the original cost of the property attributable to the transferred interest, the amount of such excess shall not reduce or be offset against the amount of the Leasehold Acquisition Costs attributable to any interest in the same property which is transferred to the Partnership.

          (l) "Limited Partners" are those persons who acquire Units in the Partnership upon its formation and those transferees of Units who are accepted as Substituted Limited Partners. The General Partner may also be a Limited Partner if it subscribes for Units or if it subsequently acquires Units by (i) the exercise by a Limited Partner of his or her right of presentment; (ii) a purchase by the General Partner of the Units of a Limited Partner who defaults in the payment of any subscription installment; or (iii) any other assignment or transfer.

          (m) The "Limited Partners' Percentage" is that percentage determined by dividing the amount of the Aggregate Subscription by the total of (i) the General Partner's Minimum Capital Contribution plus (ii) the Aggregate Subscription.

          (n) "Normal Retirement" means retirement under the provision of a pension or similar retirement plan adopted by the General Partner, UNIT or any subsidiary with whom a Limited Partner is employed as in effect at the time of the employee's retirement.

          (o) "Oil and gas properties" are oil and gas leasehold working interests, fee interests, mineral interests, royalty interests, overriding royalty interests, production payments, options or rights to lease or acquire such interests, geophysical exploration permits and any tangible or intangible properties or other rights incident thereto, whether real, personal or mixed.

          (p) "Operating Expenses" are expenditures made and costs incurred in producing and marketing oil or gas from completed wells, including, in addition to labor, fuel, repairs, hauling, material, supplies, utility charges and other costs incident to or necessary for the maintenance or operation of such wells or the marketing of production therefrom, ad valorem, severance and other such taxes (other than windfall profit taxes), insurance and casualty loss expense and compensation to well operators or others for services rendered in conducting such operations.

          (q) The General Partner and the Limited Partners are sometimes collectively referred to as the "Partners".

          (r) The "Partnership Properties" are oil and gas properties or interests therein acquired by the Partnership or properties acquired by any partnership or joint venture in which the Partnership is a partner or joint venturer, whether acquired by purchase, option exercise or otherwise.

          (s) "Partnership Revenue" refers to the Partnership's gross revenues from all sources, including interest income, proceeds from sales of production, the Partnership's share of revenues from partnerships or joint ventures of which it is a member, sales or other dispositions of Partnership Properties or other Partnership assets, provided that contributions to Partnership capital by the Partners and the proceeds of any Partnership borrowings are specifically excluded and dry-hole and bottom-hole contributions shall be treated as reductions of the costs giving rise to the right to receive such contributions.

          (t) "Partnership Wells" are any and all of the oil and gas wells in which the Partnership has an interest, either directly or indirectly through any other partnership or joint venture.

          (u) "Productive properties" are oil and gas properties that have been tested by drilling and determined to be capable of producing oil or gas in commercial quantities.

          (v) "Special Production and Marketing Costs" are costs and expenses that are not normally and customarily incurred in connection with drilling, producing and marketing operations, including without limitation, costs incurred in constructing compressor plants, gasoline plants, gas gathering systems, natural gas processing plants, pipeline systems and salt water disposal systems and costs incurred in installing pressure maintenance and secondary or tertiary production projects.

          (w) "Subscription Agreement" refers to the form of Limited Partner Subscription Agreement and Suitability Statement attached as Attachment I to this Agreement.

          (x) A "Substituted Limited Partner" is a transferee, donee, heir, legatee or other recipient of all or any portion of a Limited Partner's interest in the Partnership with respect to whom all conditions and consents required to become a Substituted Limited Partner under Article XIII have been satisfied and given.

          (y) A "Unit" is a preformation unit of limited partnership interest of a Limited Partner in the Partnership representing a Capital Subscription of One Thousand Dollars ($1,000).


                                 ARTICLE III
                    Purposes and Powers of the Partnership

     3.1 The purposes of the Partnership will be to acquire productive oil and gas properties and to explore for, produce, treat, transport and market oil, gas or both, or products derived therefrom, anywhere in the United States. It is contemplated that all or most of the Partnership's operations will be conducted as part of the operations of the General Partner and its affiliates, but the Partnership may engage in operations on its own or in conjunction with unaffiliated third parties. In accomplishing such purposes the Partnership may:

          (a) acquire oil and gas properties, either alone or in conjunction with other parties;

          (b) conduct geological and geophysical investigations, including, without limitation, seismic exploration, core drilling and other means and methods of exploration;

          (c) drill, equip, complete, rework, reequip, recomplete, plug back, deepen, plug and abandon Partnership Wells as the General Partner deems advisable;

          (d) acquire and dispose of tangible lease and well equipment for use or used in connection with Partnership Wells;

          (e) employ or retain such personnel and obtain such legal, accounting, geological, geophysical, engineering and other professional services and advice as the

     General Partner may deem advisable in the course of the Partnership's operations under this Agreement;

          (f) either pay or elect not to pay delay rentals or shut-in royalties on Partnership Properties as appropriate in the judgment of the General Partner, it being understood that the General Partner will not be liable for failure to make correct or timely payments of delay rentals or shut-in royalties if such failure was due to any reason other than gross negligence or lack of good faith;

          (g) make or give dry-hole or bottom-hole or other contributions of oil and gas properties, money or both, to encourage drilling by others in the vicinity of or on Partnership Properties;

          (h) negotiate for and accept dry-hole, bottom-hole or other contributions of oil and gas properties, cash or both, as consideration for the drilling of a Partnership Well, with oil and gas properties so acquired, if any, to become Partnership Properties;

          (i) pay all ad valorem taxes levied or assessed against the Partnership Properties, all taxes upon or measured by the production of oil or gas or other hydrocarbons therefrom, and all other taxes (other than income taxes) directly relating to operations conducted under this Agreement;

          (j) enter into and operate pursuant to operating agreements with respect to Partnership Properties naming either the General Partner, any of its affiliates or a third party as operator, or enter into partnership agreements with third parties whereby the Partnership may be either a general or a limited partner (including any partnerships formed or sponsored by the General Partner or in which the General Partner may also be a partner), which operating or partnership agreements shall contain such terms, provisions and conditions as the General Partner deems appropriate;

          (k) execute all documents or instruments of any kind which the General Partner deems appropriate for carrying out the purposes of the Partnership, including, without limitation, unitization agreements, gasoline plant contracts, recycling agreements and agreements relating to pressure maintenance and secondary or tertiary production projects;

          (l) purchase and establish inventories of equipment and material required or expected to be required in connection with its operations;

          (m) contract or enter into agreements with unaffiliated third parties, the General Partner or its affiliates for the performance of services and the purchase and sale of material, equipment, supplies and property, both real and personal, provided, however, that any such contracts or agreements with the General Partner or any of its affiliates shall, except as otherwise provided herein, provide for prices, fees, rates, charges or other compensation which are not greater than those available from, being paid to or charged by unaffiliated third parties dealing at arm's length in the same or a similar geographic area for the same or comparable services, material, equipment, supplies or property;

          (n) conduct operations either alone or as a joint venturer, co-tenant, partner or in any other manner of participation with third persons and to enter into agreements and contracts setting forth the terms and provisions of such participation;

          (o) borrow money from banks and other lending institutions for Partnership purposes and pledge Partnership Properties (including production therefrom) for the repayment of such loans, it being understood that no bank or other lending institution to which the General Partner makes application for a loan will be required to inquire as to the purposes for which such loan is sought, and as between the Partnership and such bank or lending institution it will be conclusively presumed that the proceeds of such loan are to be and will be used for purposes authorized under the terms of this Agreement;

          (p) hold Partnership Properties in its own name or in the name of the General Partner, UNIT or any affiliate or any other party as nominee for the Partnership;

          (q) sell, relinquish, release, farm-out, abandon or otherwise dispose of Partnership Properties, including undeveloped, productive and condemned properties;

          (r) produce, treat, transport and market oil and gas and execute division orders, contracts for the marketing or sale of oil, gas or other hydrocarbons and other marketing agreements;

          (s) purchase, sell or pledge payments out of production from Partnership Properties; and

          (t) perform any and all other acts or activities customary or incident to exploration for or development, production and marketing of oil and gas.


                                   ARTICLE IV
                          Partner Capital Contributions

     4.1 The General Partner will have the unrestricted right to admit such parties as Limited Partners as it deems advisable. By their execution of the Subscription Agreement, the Limited Partners severally agree, subject to the acceptance of their subscription by the General Partner, to be bound by the terms hereof as Limited Partners.

     4.2 The Capital Subscriptions of the Limited Partners will be payable either (i) in four equal installments on March 15, 2002, June 15, 2002, September 15, 2002, and December 15, 2002, respectively, or (ii) by employees so electing, through equal deductions from 2002 salary paid to the employee by the General Partner, UNIT or its subsidiaries commencing immediately after the Effective Date. Notwithstanding the foregoing, if in the judgment of the General Partner, the entire amount of the Aggregate Subscription is not required for purposes of conducting the business, operations and affairs of the Partnership, the General Partner may, at its sole option, elect to release the Limited Partners from the obligation to pay in one or more of the installments of their Capital Subscriptions. If Units are acquired by a corporation or other entity, the beneficial owners of the interests therein shall be jointly and severally liable for the payment of the Capital Subscription. If an employee or director who has subscribed for Units (either directly or through a corporation or other entity) ceases to be employed by or a director of the General Partner, UNIT or any of its subsidiaries for any reason other than death, disability or Normal Retirement prior to the time the full amount of his or her Capital Subscription is paid, then the due date for any unpaid amount shall be accelerated so that the full amount of his or her unpaid Capital Subscription shall be due and payable on the effective date of such termination. The Capital Subscriptions shall be legally binding obligations of the Limited Partners and any past due amounts shall bear interest at the annual rate equal to two (2) percentage points in excess of the prime rate of interest of Bank of Oklahoma, N.A., Tulsa, Oklahoma, or successor bank, as announced and in effect from time to time, until paid. Further, in the event a Limited Partner fails to pay any installment when due, the General Partner, at its sole option and discretion, may elect to purchase the Units of such defaulting Limited Partner at a price equal to the total amount of the Capital Contributions actually paid into the Partnership by such defaulting Limited Partner, less the amount of any Partnership distributions that may have been received by him or her. Such option may be exercised by the General Partner by written notice to the Limited Partner at any time after the date that the unpaid installment was due and shall be deemed exercised when the amount of the purchase price is first tendered to the defaulting Limited Partner. The General Partner may, in its discretion, accept payments of delinquent installments but shall not be required to do so. In the event that the General Partner elects to purchase the Units of a defaulting Limited Partner, it shall pay into the Partnership the amount of the delinquent installment (excluding any interest that may have accrued thereon) and shall pay each additional installment, if any, payable with respect to such Units as it becomes due. By virtue of such purchase, the General Partner shall be allocated all Partnership Revenues and be charged with all Partnership costs and expenses attributable to such Units otherwise allocable or chargeable to the defaulting Limited Partner to the extent provided in Section 13.9.

     4.3 If the Partnership requires funds to conduct Partnership operations during the period between any of the installments due as set forth in Section
4.2 above, then, notwithstanding the provisions of Section 5.4 below, the General Partner shall advance funds to the Partnership in an amount equal to the funds then required to conduct such operations but in no event more than the total amount of the Aggregate Subscription remaining unpaid. With respect to any such advances, the General Partner shall receive no interest thereon and no financing charges will be levied by the General Partner in connection therewith. The General Partner shall be repaid out of the Capital Subscription installments thereafter paid into the capital of the Partnership when due.

     4.4 Additional Assessments required by the General Partner pursuant to
Section 5.3 of this Agreement will be payable in cash on such date as the General Partner may set in its written notice, but in no event will such assessments be due earlier than thirty (30) days after the date of mailing of the notice. Notice of the General Partner's call for Additional Assessments shall specify the amount required, the manner in which the additional funds will be expended, the date on which such amounts are payable, and the consequences of non-payment. The

General Partner will not be required to accept late payments of such amounts, but it may in its discretion do so.

     4.5 The General Partner will contribute to the capital of the Partnership amounts equal to the total of all costs paid by the Partnership that are charged to the General Partner's account as such costs are incurred.


                                  ARTICLE V
                 Deposit and Use of Capital Contributions and
                           Other Partnership Funds

     5.1 Until required in the conduct of the Partnership's business, Partnership funds, including, but not limited to, Capital Contributions, Partnership Revenue and proceeds of borrowings by the Partnership, will be deposited, with or without interest, in one or more bank accounts of the Partnership in a bank or banks selected by the General Partner or invested in short-term United States government securities, money market funds, bank certificates of deposit or commercial paper rated as "A1" or "P1" as the General Partner, in its sole discretion, deems advisable. Any interest or other income generated by such deposits or investments will be for the Partnership's account. Except for Capital Contributions, Partnership funds from any of the various sources mentioned above may be commingled with other Partnership funds and with the funds of the General Partner and may be withdrawn, expended and distributed as authorized by the terms and provisions of this Agreement.

     5.2 The Capital Contributions of the Limited Partners will be expended for costs incurred by the Partnership that, in accordance with the terms of this Agreement, are properly chargeable to the Limited Partners' accounts.

     5.3 After the General Partner's Minimum Capital Contribution has been fully expended, if the Aggregate Subscription has all been fully expended or committed and additional funds are required in order to pay Drilling Costs, Special Production and Marketing Costs or Leasehold Acquisition Costs of productive properties which are chargeable to the Limited Partners, the General Partner may, but shall not be required to, make one or more calls for Additional Assessments from Limited Partners pursuant to Section 4.4; provided, however, that the aggregate amount of Additional Assessments called of the Limited Partners may not exceed $100 per Unit. The Limited Partners who do not respond will participate in production, if any, obtained from the aggregate Additional Assessments paid into the Partnership. However, the amount of the unpaid Additional Assessment shall bear interest at the annual rate equal to two (2) percentage points in excess of the prime rate of interest of Bank of Oklahoma, N.A., Tulsa, Oklahoma, or successor bank, as announced and in effect from time to time, until paid. The Partnership will have a lien on the defaulting Limited Partner's interest in the Partnership and the General Partner may apply Partnership Revenue otherwise available for distribution to the defaulting Limited Partner until an amount equal to the unpaid Additional Assessment and interest is received. Furthermore, the General Partner may satisfy such lien by proceeding with legal action to enforce the lien and the defaulting Limited Partner shall pay all expenses of collection, including interest, court costs and a reasonable attorney's fee.

     5.4 After the General Partner's Minimum Capital Contribution has been fully expended, the General Partner may cause the Partnership to borrow funds for the purpose of paying Drilling Costs, Special Production and Marketing Costs or Leasehold Acquisition Costs of productive properties, which borrowings may be secured by interests in the Partnership Properties and will be repaid, including interest accruing thereon, out of Partnership Revenue allocable to the accounts of the Partners on whose behalf the proceeds of such borrowings are expended. The General Partner may, but is not required to, advance funds to the Partnership for the same purposes for which Partnership borrowings are authorized by this Section 5.4. With respect to any such advances, the General Partner shall receive interest in an amount equal to the lesser of the interest which would be charged to the Partnership by unrelated banks on comparable loans for the same purpose or the General Partner's interest cost with respect to such loan, where it borrows the same. No financing charges will be levied by the General Partner in connection with any such loan. If Partnership borrowings secured by interests in the Partnership Properties and repayable out of Partnership Revenue cannot be arranged on a basis which, in the opinion of the General Partner, is fair and reasonable, and the entire sum required to pay costs of the type referred to above is not available from Partnership Revenue, the Partnership may elect not to drill or participate in the drilling of a well or the General Partner may dispose of the Partnership Properties upon which such operations were to be conducted by sale (subject to any other applicable provisions of this Agreement), farm-out or abandonment.

     5.5 The General Partner may utilize Partnership Revenue allocable to the respective accounts of the Partners to pay any Partnership costs and expenses properly chargeable to the accounts of such Partners.

     5.6 With respect to any Partnership activity and subject to the restrictions set forth in Sections 5.3 and 5.4 above, it shall be in the sole discretion of the General Partner whether to call for Additional Assessments, arrange for borrowings on behalf of the Partners, utilize Partnership Revenue or sell (subject to any other applicable provisions of this Agreement), farm-out or abandon Partnership Properties.

     5.7 The Partnership Properties and production therefrom may be pledged, mortgaged or otherwise encumbered as security for borrowings by the Partnership authorized by Section 5.4 above, provided that the holder of indebtedness arising by virtue of such borrowings may not have or acquire, at any time as a result of making any such loans, any direct or indirect interest in the profits, capital or property of the Partnership other than as a secured creditor.


                                   ARTICLE VI
                     Sharing of Costs, Capital Accounts and
                        Allocation of Charges and Income

     6.1 All costs of organizing the Partnership and offering Units therein will be paid by the General Partner. All costs incurred in the offering and syndication of any drilling or income program formed by UPC or UNIT and its affiliates during 2002 in which the Partnership participates as a co-general partner will also be paid by the General Partner.

     6.2 All other Partnership costs and expenses will be charged 99% to the accounts of the Limited Partners and 1% to the account of the General Partner until such time as the Aggregate Subscription has been fully expended. Thereafter and until the General Partner's Minimum Capital Contribution has been fully expended, all of such costs and expenses will be charged to the General Partner. After the General Partner's Minimum Capital Contribution has been fully expended, such costs and expenses will be charged to the respective accounts of the General Partner and the Limited Partners on the basis of their respective Percentages.

     6.3 All Partnership Revenues will be allocated between the General Partner and the Limited Partners on the basis of their respective Percentages.

     6.4 Partnership costs, expenses and Revenues which are charged and allocated to the Limited Partners shall be charged and allocated to their respective accounts in the proportion the Units of each Limited Partner bear to the total number of outstanding Units.

     6.5 Capital accounts shall be established and maintained for each Partner in accordance with tax accounting principles and with valid regulations issued by the U.S. Treasury Department under subsection 704(b) (the "704 Regulations") of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that tax accounting principles and the 704 Regulations may conflict, the latter shall control. In connection with the establishment and maintenance of such capital accounts, the following provisions shall apply:

          (a) Each Partner's capital account shall be (i) increased by the amount of money contributed by him or her to the Partnership, the fair market value of property contributed by him or her to the Partnership (net of liabilities securing such contributed property that the Partnership is considered to assume or take subject to under section 752 of the Code) and allocations to him or her of Partnership income and gain (except to the extent such income or gain has previously been reflected in his or her capital account by adjustments thereto) and (ii) decreased by the amount of money distributed to him or her by the Partnership, the fair market value of property distributed to him or her by the Partnership (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under section 752 of the Code) and allocations to him or her of Partnership loss, deduction (except to the extent such loss or deduction has previously been reflected in his or her capital account by adjustments thereto) and expenditures described in section 705(a)(2)(B) of the Code.

          (b) In the event Partnership Property is distributed to a Partner, then, before the capital account of such Partner is adjusted as required by subsection (a) of this Section 6.5, the capital accounts of the Partners shall be adjusted to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not been reflected in such capital accounts previously) would be allocated among the Partners if there were a taxable disposition of such property for its fair market value on the date of distribution.

          (c) If, pursuant to this Agreement, Partnership Property is reflected on the books of the Partnership at a book value that differs from the adjusted tax basis of such property, then the Partners' capital accounts shall be adjusted in accordance with the 704 Regulations for allocations to the Partners of depreciation, depletion, amortization, and gain or loss, as computed for book purposes, with respect to such property.

          (d) The Partners' capital accounts shall be adjusted for depletion and gain or loss with respect to the Partnership's oil or gas properties in whichever of the following manners the General Partner determines is in the best interests of the Partners:

                (i) the Partners' capital accounts shall be reduced by a simulated depletion allowance computed on each oil or gas property using either the cost depletion method or the percentage depletion method (without regard to the limitations under the Code which could apply to less than all Partners); provided, however, that the choice between the cost depletion method and the simulated depletion method shall be made on a property-by-property basis in the first taxable year of the Partnership for which such choice is relevant for an oil or gas property, and such choice shall be binding for all Partnership taxable years during which such oil or gas property is held by the Partnership. Such reductions for depletion shall not exceed the aggregate adjusted basis allocated to the Partners with respect to such oil or gas property. Such reductions for depletion shall be allocated among the Partners' capital accounts in the same proportions as the adjusted basis in the particular property is allocated to each Partner. Upon the taxable disposition of an oil or gas property by the Partnership, the Partnership's simulated gain or loss shall be determined by subtracting its simulated adjusted basis (aggregate adjusted tax basis of the Partners less simulated depletion allowances) in such property from the amount realized on such disposition and the Partners' capital accounts shall be increased or reduced, as the case may be, by the amount of the simulated gain or loss on such disposition in proportion to the Partners' allocable shares of the total amount realized on such disposition, or

               (ii) the Partnership shall reduce the capital account of each Partner in an amount equal to such Partner's depletion allowance with respect to each oil or gas property of the Partnership (for the Partner's taxable year that ends within the Partnership's taxable year), but such reductions for depletion shall not exceed the adjusted basis allocated to such Partner with respect to such property. Upon the taxable disposition of an oil or gas property by the Partnership, the capital account of each Partner shall be reduced or increased, as the case may be, by the amount of the difference between such Partner's allocable share of the total amount realized on such disposition and such Partner's remaining adjusted tax basis in such property.

          (e) For purposes of determining the capital account balance of any Partner as of the end of any Partnership taxable year for purposes of Subsection 6.6(f) hereof, such Partner's capital account shall be reduced by:

               (i) adjustments that, as of the end of such year, reasonably are expected to be made to such Partner's capital account pursuant to paragraph (b)(2)(iv)(k) of the 704 Regulations for depletion allowances with respect to oil and gas properties of the Partnership,

               (ii) allocations of loss and deduction that, as of the end of such year, reasonably are expected to be made to such Partner pursuant to Code section 704(e)(2), Code section 706(d), and paragraph
          (b)(2)(ii) of section 1.751-1 of regulations promulgated under the Code, and

               (iii) distributions that, as of the end of such year, reasonably are expected to be made to such Partner to the extent they exceed offsetting increases to such Partner's capital account that reasonably are expected to occur during (or prior to) the Partnership taxable years in which such distributions reasonably are expected to be made.

     6.6 With respect to the various allocations of Partnership income, gain, loss, deduction and credit for federal income tax purposes, it is hereby agreed as follows:

          (a) To the extent permitted by law, all charges, deductions and losses shall be allocated for federal income tax purposes in the same manner as the costs in respect of which such charges, deductions and losses are charged to the respective accounts of the Partners. The Partners bearing the costs shall be entitled to the deductions (including, without limitation, cost recovery allowances, depreciation and cost depletion) and credits that are attributable to such costs.

          (b) The Partnership shall allocate to each Partner his or her portion of the adjusted basis in each depletable Partnership Property as required by Section 613A(c)(7)(D) of the Code based upon the interest of said Partner in the capital of the Partnership as of the time of the acquisition of such Partnership Property. To the extent permitted by the Code, such allocation shall be based upon said Partner's interest (i) in the Partnership capital used to acquire the property, or (ii) in the adjusted basis of the property if it is contributed to the Partnership. If such allocation of basis is not permitted under the Code, then basis will be allocated in the permissible manner which the General Partner deems will most closely achieve the result intended above.

          (c) Partnership Revenue shall be allocated for federal income tax purposes in the same manner as it is allocated to the respective accounts of the Partners pursuant to Sections 6.3 and 6.4 above.

          (d) Depreciation or cost recovery allowance recapture and recapture of intangible drilling and development costs, if any, due as a result of sales or dispositions of assets shall be allocated in the same proportion that the depreciation, cost recovery allowances or intangible drilling and development costs being recaptured were allocated.

          (e)  Notwithstanding anything to the contrary stated herein,

                (i) there shall be allocated first to other Limited Partners and then to the General Partner any item of loss, deduction, credit or allowance that, but for this Subsection 6.6(e), would have been allocated to any Limited Partner that is not obligated to restore any deficit balance in such Limited Partner's capital account and would have thereupon caused or increased a deficit balance in such Limited Partner's capital account as of the end of the Partnership's taxable year to which such allocation related (after taking into consideration the numbered items specified in Subsection 6.5(e) hereof);

               (ii) any Limited Partner that is not obligated to restore any deficit balance in such Limited Partner's capital account who unexpectedly receives an adjustment, allocation or distribution specified in Subsection 6.5(e) hereof shall be allocated items of income and gain in an amount and manner sufficient to eliminate such deficit balance as quickly as possible; and

               (iii) in the event any allocations of loss, deduction, credit or allowance are made to a Limited Partner or the General Partner pursuant to clause (i) of this Subsection 6.6(e), then such Limited Partner and/or the General Partner shall be subsequently allocated all items of income and gain pro rata as they were allocated the item(s) of loss, deduction, credit or allowance under such clause (i) until the aggregate amount of such allocations of income and gain is equal to the aggregate amount of any such allocations of loss, deduction, credit or allowance allocated to such Partner(s) pursuant to clause
          (i) of this Subsection 6.6(e).

          (f) Notwithstanding any other provision of this Agreement, if, under any provision of this Agreement, the capital account of any Partner is adjusted to reflect the difference between the basis to the Partnership of Partnership Property and such property's fair market value, then all items of income, gain, loss and deduction with respect to such property shall be allocated among the Partners so as to take account of the variation between the basis of such property and its fair market value at the time of the adjustment to such Partner's capital account in accordance with the requirements of subsection 704(c) of the Code, or in the same manner as provided under subsection 704(c) of the Code.

     6.7 Notwithstanding anything to the contrary that may be expressed or implied in this Agreement, the interest of the General Partner in each material item of Partnership income, gain, loss, deduction or credit shall be equal to at least one percent of each such item at all times during the existence of the Partnership. In determining the General Partner's interest in such items, Units owned by the General Partner shall not be taken into account.

     6.8 Except as provided in subsections (a) through (d) of this Section 6.8, in the case of a change in a Partner's interest in the Partnership during a taxable year of the Partnership, all Partnership income, gain, loss, deduction or credit allocable to the Partners shall be allocated to the persons who were Partners during the period to which such item is attributable in accordance with the Partners' interests in the Partnership during such period regardless of when such item is paid or received by the Partnership.

          (a) With respect to certain "allocable cash basis items" (as such term is defined in the Code) of Partnership Revenue, gain, loss, deduction or credit, if, during any taxable year of the Partnership there is change in any Partner's interest in the Partnership, then, except to the extent provided in regulations prescribed under Section 706 of the Code, each Partner's allocable share of any "allocable cash basis item" shall be determined by (i) assigning the appropriate portion of each such item to each day in the period to which it is attributable, and (ii) allocating the portion assigned to any such day among the Partners in proportion to their interests in the Partnership at the close of such day.

          (b) If, by adhering to the method of allocation described in the immediately preceding subsection of this Section 6.8, a portion of any "allocable cash basis item" is attributable to any period before the beginning of the Partnership taxable year in which such item is received or paid, such portion shall be (i) assigned to the first day of the taxable year in which it is received or paid, and (ii) allocated among the persons who were Partners in the Partnership during the period to which such portion is attributable in accordance with their interests in the Partnership during such period.

          (c) If any portion of any "allocable cash basis item" paid or received by the Partnership in a taxable year is attributable to a period after the close of that taxable year, such portion shall be (i) assigned to the last day of the taxable year in which it is paid or received, and (ii) allocated among the persons who are Partners in proportion to their interests in the Partnership at the close of such day.

          (d) If any deduction is allocated to a person with respect to an "allocable cash basis item" attributable to a period before the beginning of the Partnership taxable year and such person is not a Partner of the Partnership on the first day of the Partnership taxable year, such deduction shall be capitalized by the Partnership and treated in the manner provided for in Section 755 of the Code.


                                 ARTICLE VII
                    Fiscal Year, Accountings and Reports

     7.1 Unless the Code requires otherwise, the fiscal year of the Partnership will be the calendar year and the books of the Partnership will be kept in accordance with usual and customary accounting practices on the accrual method.

     7.2 Within sixty (60) days after the end of each quarter of each Partnership fiscal year, each person who was a Limited Partner during such period will be furnished a report setting forth the source and disposition of Partnership funds during the quarter.

     7.3 Not later than the end of the fiscal year in which all Partnership Wells are drilled and completed, and sufficient production history has been obtained on Partnership Wells to evaluate properly the reserves attributable thereto, the General Partner will make an evaluation of Partnership Properties as of the last day of such fiscal year. The report shall include an estimate of the total oil and gas proven reserves of the Partnership and the dollar value thereof and the value of the Limited Partner's interest in such reserve value. It shall also contain an estimate of the present worth of the reserves. Each Limited Partner will receive a summary statement of such report reflecting the Limited Partners' interest in such reserve value.


                                 ARTICLE VIII
                          Tax Returns and Elections

     8.1 Unless the Code requires otherwise, the General Partner will cause the Partnership to elect the calendar year as its taxable year and will timely file all Partnership income tax returns required to be filed by the jurisdictions in which the Partnership conducts business or derives income. By March 15 of each year or as soon thereafter as practicable, the General Partner will furnish all available information necessary for inclusion in the income tax returns of each person who was a Limited Partner during the prior fiscal year. The General Partner shall be the "Tax Matters Partner" for the Partnership pursuant to the provisions of Section 6231 of the Code subject to the provisions of Section
10.22 below.

     8.2 The Partnership will elect to deduct intangible drilling and development costs currently as an expense for income tax purposes and will elect to use the available depreciation method which, in the General Partner's judgment, is in the best interest of the Partners.

     8.3 The General Partner shall have the right in its sole discretion at any time to make or not to make such other elections as are authorized or permitted by any law or regulation for income tax purposes (including any election under Section 754 of the Code).


                                  ARTICLE IX
                                Distributions

     9.1 The Partnership's available cash will be distributed to the Limited Partners and the General Partner in the same proportions that Partnership Revenue has been allocated to them after giving effect to previous distributions and to portions of such revenue theretofore used or retained to pay costs incurred or expected to be incurred in conducting Partnership operations or to repay borrowings theretofore or expected to be thereafter obtained by the Partnership. Within forty-five (45) days after the end of each calendar quarter, the General Partner will determine the amount of cash available for distribution to the Limited Partners and will distribute such amount, if any, as promptly thereafter as reasonably possible. Distributions of cash to the General Partner may be at any time the General Partner determines there is cash available therefor. The General Partner's determination of the cash available for distribution will be conclusive and binding upon all Partners. All Partnership funds distributed to the Limited Partners shall be distributed to the persons who were record holders of Units on the day on which the distribution is made.

                                  ARTICLE X
             Rights, Duties and Obligations of the General Partner

     10.1 Subject to the limitations of this Agreement, the General Partner will have full, exclusive and complete discretion in the management and control of the business of the Partnership and will make all decisions affecting its business and affairs or the Partnership Properties. The General Partner will have, subject to the provisions of this Article X, full power and authority to take any action described in Article III above and execute and deliver in the name of and on behalf of the Partnership such documents or instruments as the General Partner deems appropriate for the conduct of Partnership business. No person, firm or corporation dealing with the Partnership will be required to inquire into the authority of the General Partner to take any action or make any decision.

     10.2 The General Partner will perform the duties imposed upon it under this Agreement in an efficient and businesslike manner with due caution and in accordance with established practices of the oil and gas industry, but the General Partner shall not be liable, responsible or accountable in damages or otherwise to the Partnership or any of the Partners for, and the Partnership shall indemnify, defend against and save harmless the General Partner, from any expense (including attorneys' fees), loss or damage incurred by reason of any act or omission performed or omitted in good faith on behalf of the Partnership or the Partners, and in a manner reasonably believed by the General Partner to be within the scope of the authority granted by this Agreement and in the best interests of the Partnership or the Partners, provided that the General Partner is not guilty of gross negligence or willful misconduct with respect to such acts or omissions, and further provided that the satisfaction of any indemnification and any saving harmless shall be from and limited to Partnership assets including insurance proceeds, if any, and no Partner shall have any personal liability on account thereof. For purposes of this Section 10.2 only, the term General Partner includes the General Partner, affiliates of the General Partner and any officer, director or employee of the General Partner or any of its affiliates such that all of such parties are covered by the indemnities provided herein.

     10.3 The General Partner will utilize its organization and employees and will hire outside consultants for the Partnership as necessary in order to provide experienced, qualified and competent personnel to conduct the Partnership's business. With certain limited exceptions it is the intent of the Partners that the Partnership participate as a co-general partner of any oil and gas drilling or income programs, or both, formed by the General Partner or UNIT for third party investors during 2002 and to participate on a proportionate working interest basis in each producing oil and gas lease acquired and in the drilling of each oil and gas well commenced by the General Partner or UNIT for its own account during the period from the later of January 1, 2002 or the Effective Date through December 31, 2002 (except for wells, if any, (i) drilled outside of the 48 contiguous United States; (ii) drilled as part of secondary or tertiary recovery operations which were in existence prior to the formation of the Partnership; (iii) drilled by third parties under farm-out or similar arrangements with the General Partner or UNIT or whereby the General Partner or UNIT may be entitled to an overriding royalty, reversionary or other similar interest in the production from such wells but is not obligated to pay any of the Drilling Costs thereof; (iv) acquired by UNIT or the General Partner through the acquisition by UNIT or the General Partner of, or merger of UNIT or the General Partner with, other companies; or (v) with respect to which the General Partner does not believe that the potential economic return therefrom justifies the costs of participation by the Partnership).

     10.4 The General Partner, UNIT or any affiliate thereof will transfer to the Partnership interests in oil and gas properties comprising the spacing unit on which a Partnership Well is located or is to be drilled for the separate account of the Partnership, provided that no broker's commissions or fees of a similar nature will be paid in connection with any such transfer and the consideration paid by the Partnership will be equal to the Leasehold Acquisition Costs of the property so transferred. If the size of a spacing unit on which a Partnership Well is located is ever reduced or increased well density is permitted thereon, the Partnership will not be entitled to any reimbursement or recoupment of any portion of the Leasehold Acquisition Costs paid with respect thereto notwithstanding the provisions of Section 10.7 below.

     10.5 With respect to certain transactions involving Partnership Properties, it is hereby agreed as follows:

          (a) A sale, transfer or conveyance by the General Partner or any affiliate of less than its entire interest in such property is prohibited unless (i) the interest retained by the General Partner or its affiliate is a proportionate working interest, (ii) the respective obligations of the General Partner or its affiliate and the Partnership are substantially the same proportionately as those of the General Partner or its affiliate at the time it acquired the property and (iii) the Partnership's interest in revenues will not be less than the proportionate interest therein of the General Partner or its affiliate when it acquired the property. The General Partner or its affiliate may retain the remaining interest for its own account or it may sell, transfer, farm-out or otherwise convey all or a portion of such remaining interest to non-affiliated industry members. In connection with any such sale, transfer, farm-out or other conveyance of such interest to non-affiliated industry members, which may occur either before or after the transfer of the interests in the same properties to the Partnership, the General Partner or its affiliate may realize a profit on the interests or may be carried to some extent with respect to its cost obligations in connection with any drilling on such properties and any such profit or interest will be strictly for the account of the General Partner and the Partnership will have no claim with respect thereto.

          (b) The General Partner or its affiliates may not retain any overrides or other burdens on property conveyed to the Partnership (other than overriding royalty interests granted to geologists and other persons employed or retained by the General Partner or its affiliates).

     10.6 The General Partner will cause the Partnership Properties to be acquired in accordance with the customs of the oil and gas industry in the area. The Partnership will be required to do only such title work with respect to its oil and gas properties as the General Partner in its sole judgment deems appropriate in light of the area, any applicable drilling or expiration dates and any other material factors.

     10.7 Partnership Properties shall be transferred to the Partnership after the decision to acquire a productive property or the commitment to drill a Partnership Well thereon has been made. The Partnership shall acquire interests in only those properties of the General Partner or UNIT which comprise the spacing unit on which the Partnership Well is drilled or on which a producing Partnership Well is located. If a spacing unit on which a Partnership Well is drilled or located is ever reduced, or any subsequent well in which the Partnership has no interest is drilled thereon, the Partnership will have no interest in any such subsequent or additional wells drilled on properties which were a part of the original spacing unit unless any such additional well is commenced during 2002 or is drilled by a drilling or income program of which the Partnership is a partner. Likewise if UNIT, UPC or any affiliate, including any oil and gas partnership subsequently formed for investment or participation by employees, directors and/or consultants of UNIT or any of its subsidiaries, acquires additional interests in Partnership Wells after 2002 the Partnership generally will not be entitled to participate in the acquisition of such additional interests. In addition, if a Partnership Well drilled on a spacing unit is dry or abandoned, the Partnership will not have an interest in any subsequent or additional well drilled on the spacing unit unless it is commenced during 2002 or is drilled by a drilling or income program of which the Partnership is a partner.

     10.8 The General Partner, UNIT or its affiliates will either conduct the Partnership's drilling and production operations and operate each Partnership Well or arrange for a third party operator to conduct such operations. The General Partner will, on behalf of the Partnership, enter into appropriate operating agreements with other owners of Partnership Wells authorizing the General Partner, its affiliates or a third party operator to conduct such operations. The Partnership will take such action in connection with operations pursuant to said operating agreements as the General Partner, in its sole discretion, deems appropriate and in the best interests of the Partnership, and the decision of the General Partner with respect thereto will be binding upon the Partnership.

     10.9 The General Partner will cause the Partnership to plug and abandon its dry holes and abandoned wells in accordance with rules and regulations of the governmental regulatory body having jurisdiction.

     10.10 The General Partner may pool or unitize Partnership Properties with other oil and gas properties when such pooling or unitization is required by a governmental regulatory body, when well spacing as determined by any such body requires such pooling or unitization, or when, in the General Partner's opinion, such pooling or unitization is in the best interests of the Partnership.

     10.11 The General Partner will have authority to make and enter into contracts for the sale of the Partnership's share of oil or gas production from Partnership Wells, including contracts for the sale of such production to the General Partner, UNIT or its affiliates; provided, however, that the production purchased by the General Partner, UNIT or any of its affiliates will be for prices which are not less than the highest posted price (in the case of crude oil production) or prevailing price (in the case of natural gas production) in the same field or area.

     10.12 The General Partner will use its best efforts to procure and maintain for the Partnership, and at its expense, such insurance coverage with responsible companies as may be reasonably available for such premium costs as would not be considered to be unreasonably high or prohibitive with respect to each item of coverage and as the General Partner considers necessary for the protection of the Partnership and the Partners. The coverage will be in such amounts and will cover such risks as the General Partner believes warranted by the operations conducted hereunder. Such risks may include but will not necessarily be limited to public liability and automobile liability, each covering bodily injury, death and property damage, workmen's compensation and employer's liability insurance and blowout and control of well insurance.

     10.13 In order to conduct properly the business of the Partnership, and in order to keep the Partners properly informed, the General Partner will:

          (a) maintain adequate records and files identifying the Partnership Properties and containing all pertinent information in regard thereto that is obtained or developed pursuant to this Agreement;

          (b) maintain a complete and accurate record of the acquisition and disposition of each Partnership Property;

          (c) maintain appropriate books and records reflecting the Partnership's revenue and expense and each Partner's participation therein;

          (d) maintain a capital account for each Partner with appropriate records as necessary in order to reflect each Partner's interest in the Partnership and furnish required tax information; and

          (e) keep the Limited Partners informed by means of written reports on the acquisition of Partnership Properties and the progress of the business and operations of the Partnership, which reports will be rendered semi-annually and at such more frequent intervals during the progress of Partnership operations as the General Partner deems appropriate.

     10.14 The General Partner, UNIT and the officers, directors, employees and affiliates thereof may own, purchase or otherwise acquire and deal in oil and gas properties, drill wells, conduct operations and otherwise engage in any aspect of the oil and gas business, either for their own accounts or for the accounts of others. Each Limited Partner hereby agrees that engaging in any activity permitted by this Section 10.14 will not be considered a breach of any duty that the General Partner, UNIT or the officers, directors, employees and affiliates thereof may have to the Partnership or the Limited Partners, and that the Partnership and the Limited Partners will not have any interest in any properties acquired or profits which may be realized with respect to any such activity.

     10.15 Subject to Section 12.1, without the prior consent of Limited Partners holding a majority of the outstanding Units, the General Partner will not (i) make, execute or deliver any assignment for the benefit of the Partnership's creditors; or (ii) contract to sell all or substantially all of the Partnership Properties (except as permitted by Sections 10.23 and 16.4(b)).

     10.16 In contracting for services to and insurance coverage for the Partnership and its activities and operations, and in acquiring material, equipment and personal property on behalf of the Partnership, the General Partner will use its best efforts to obtain such services, insurance, material, equipment and personal property at prices no less favorable than those normally charged in the same or in comparable geographic areas by non-affiliated persons or companies dealing at arm's length. No rebates, concessions or compensation of a similar nature will be paid to the General Partner by the person or company supplying such services, insurance, material, equipment and personal property.

     10.17 The General Partner, UNIT or its affiliates are authorized to provide equipment, materials and services to the Partnership in connection with the conduct of its operations, provided, that the terms of any contracts between the Partnership and the General Partner, UNIT or any affiliates, or the officers, directors, employees and affiliates thereof must be no less favorable to the Partnership than those of comparable contracts entered into, and will be at prices not in excess of those charged in the same geographical area by non-affiliated persons or companies dealing at arm's length. Any such contracts for services must be in writing precisely describing the services to be rendered and all compensation to be paid.

     10.18 The General Partner may cause the Partnership to hold Partnership Properties in the Partnership's name, or in the name of the General Partner, UNIT, any affiliates thereof or some third party as nominee for the Partnership. If record title to a Partnership Property is to be held permanently in the name of a nominee, such nominee arrangement will be evidenced and documented by a nominee agreement identifying the Partnership Properties so held and disclaiming any beneficial interest therein by the nominee.

     10.19 The General Partner will be generally liable for the debts and obligations of the Partnership, provided that any claims against the Partnership shall be satisfied first out of the assets of the Partnership and only thereafter out of the separate assets of the General Partner.

     10.20 The Partnership may not make any loans to the General Partner, UNIT or any of its affiliates.

     10.21 The General Partner will use its best efforts at all times to maintain its net worth at a level that is sufficient to insure that the Partnership will be classified for federal income tax purposes as a partnership, rather than as an association taxable as a corporation, on account of the net worth of the General Partner.

     10.22 The Tax Matters Partner designated in Section 8.1 above is authorized to engage legal counsel and accountants and to incur expense on behalf of the Partnership in contesting, challenging and defending against any audits, assessments and administrative or judicial proceedings conducted or participated in by the Internal Revenue Service with respect to the Partnership's operations and affairs.

     10.23 At any time two years or more after the Partnership has completed substantially all of its property acquisition, drilling and development operations, the General Partner may, without the vote, consent or approval of the Limited Partners, cause all or substantially all of the oil and gas properties and other assets of the Partnership to be sold, assigned or transferred to, or the Partnership merged or consolidated with, another partnership or a corporation, trust or other entity for the purpose of combining the assets of two or more of the oil and gas partnerships formed for investment or participation by employees, directors and/or consultants of UNIT or any of its subsidiaries; provided, however, that the valuation of the oil and gas properties and other assets of all such participating partnerships for purposes of such transfer or combination shall be made on a consistent basis and in a manner which the General Partner and UNIT believe is fair and equitable to the Limited Partners. As a consequence of any such transfer or combination, the Partnership shall be dissolved and terminated pursuant to Article XVI hereof and the Limited Partners shall receive partnership interests, stock or other equity interests in the transferee or resulting entity.


                                   ARTICLE XI
                        Compensation and Reimbursements

     11.1 For the General Partner's services performed as operator of productive Partnership Wells located on Partnership Properties and as operator during the drilling of Partnership Wells, the Partnership will compensate the General Partner at rates no higher than those normally charged in the same or a comparable geographic area by non-affiliated persons or companies dealing at arm's length. The General Partner will not receive compensation for such services performed in connection with the operation of Partnership Wells operated by third party operators, but such third party operators will be compensated as provided in the operating agreements in effect with respect to such wells and the Partnership will pay its proportionate share of such compensation.

     11.2 The General Partner will be reimbursed by the Partnership out of Partnership Revenues for that portion of its general and administrative overhead expense that is attributable to its conduct of the actual and necessary business, affairs and operations of the Partnership. The General Partner's general and administrative overhead expenses will be determined in accordance with industry practices. The allocable costs and expenses will include all customary and routine legal, accounting, geological, engineering, travel, office rent, telephone, secretarial, salaries, data processing, word processing and other incidental reasonable expenses necessary to the conduct of the Partnership's business and generated by the General Partner or allocated to it by UNIT, but will not include filing fees, commissions, professional fees, printing costs and other expenses incurred in forming the Partnership or offering interests therein. Also excluded will be any general and administrative overhead expense of the General Partner or UNIT which may be attributable to its services as an operator of Partnership Wells for which it receives compensation pursuant to Section 11.1 above. The portion of the General Partner's general and administrative overhead expense to be reimbursed by the Partnership with respect to any particular period will be determined by allocating to the Partnership that portion of the General Partner's total general and administrative overhead expense incurred during such period which is equal to the ratio of the Partnership's total expenditures compared to the total expenditures by the

General Partner for its own account. The portion of such general and administrative overhead expense reimbursement which is charged to the Limited Partners may not exceed an amount equal to 3% of the Aggregate Subscription during the first 12 months of the Partnership's operations, and in each succeeding twelve-month period, the lesser of (a) 2% of the Aggregate Subscription and (b) 10% of the total Partnership Revenue realized in such twelve-month period. Administrative expenses incurred directly by the Partnership, or incurred by the General Partner on behalf of the Partnership and reimbursable to the General Partner, such as legal, accounting, auditing, reporting, engineering, mailing and other such fees, costs and expenses are not to be deemed a part of the general and administrative expense of the General Partner which is to be reimbursed pursuant to this Section 11.2 and the amounts thereof will not be subject to the limitations described in the preceding sentence.


                                 ARTICLE XII
                 Rights and Obligations of Limited Partners

     12.1 The Limited Partners, in their capacity as such, cannot transact any business for the Partnership or take part in the control of its business or management of its affairs. Limited Partners will have no power to execute any agreements on behalf of, or otherwise bind or commit, the Partnership. They may give consents and approvals as herein provided and exercise the rights and powers granted to them in this Agreement, it being understood that the exercise of such rights and powers will be deemed to be matters affecting the basic structure of the Partnership and not the exercise of control over its business; provided, however, that exercise of any of the rights and powers granted to the Limited Partners in Sections 10.15, 12.3, 14.1, 16.1 and 18.1 will not be authorized or effective unless prior to the exercise thereof the General Partner is furnished an opinion of counsel for the Partnership or an order or judgment of any court of competent jurisdiction to the effect that the exercise of such rights or powers (i) will not be deemed to evidence that the Limited Partners are taking part in the control of or management of the Partnership's business and affairs, (ii) will not result in the loss of any Limited Partner's limited liability and (iii) will not result in the Partnership being classified as an association taxable as a corporation for federal income tax purposes.

     12.2 The Limited Partners will not be personally liable for any debts or losses of the Partnership. Except as otherwise specifically provided herein, no Partner will be responsible for losses of any other Partners.

     12.3 Except as otherwise provided in this Agreement, no Limited Partner will be entitled to the return of his contribution. Distributions of Partnership assets pursuant to this Agreement may be considered and treated as returns of contributions if so designated by law or, subject to Section 12.1, by agreement of the General Partner and Limited Partners holding a majority of the outstanding Units. The value of a Limited Partner's undistributed contribution determined for the purposes of Section 39 of the Act at any point in time shall be his or her percentage of the amount of the Partnership's stated capital allocated to the Limited Partners as reflected in the financial statements of the Partnership as of such point in time. No Partner will receive any interest on his or her contributions and no Partner will have any priority over any other Partner as to the return of contributions.

                                ARTICLE XIII
                 Transferability of Limited Partner's Interest

     13.1 Notwithstanding the provisions of Section 13.3, no sale, exchange, transfer or assignment of a Limited Partner's interest in the Partnership may be made unless in the opinion of counsel for the Partnership,

          (a) such sale, exchange, transfer or assignment, when added to the total of all other sales, exchanges, transfers or assignments of interests in the Partnership within the preceding 12 months, would not result in the Partnership being considered to have terminated within the meaning of
     Section 708 of the Code (provided, however, that this condition may be waived by the General Partner in its discretion);

          (b) such sale, exchange, transfer or assignment would not violate, or cause the offering of the Units to be violative of, the Securities Act of 1933, as amended, or any state securities or "blue sky" laws (including any investor suitability standards) applicable to the Partnership or the interest to be sold, exchanged, transferred or assigned; and

          (c) such sale, exchange, transfer or assignment would not cause the Partnership to lose its status as a partnership for federal income tax purposes, and said opinion of counsel is delivered in writing to the Partnership prior to the date of the sale, exchange, transfer or assignment.

     13.2 In no event shall all or any part of an interest in the Partnership be assigned or transferred to a minor (except in trust or pursuant to the Uniform Gifts to Minors Act) or an incompetent (except in trust), except by will or intestate succession.

     13.3 Except for transfers or assignments (in trust or otherwise) by a Limited Partner of all or any part of his or her interest in the Partnership

          (a)  to the General Partner,

          (b) to or for the benefit of himself or herself, his or her spouse, or other members of his or her immediate family sharing the same household,

          (c) to a corporation or other entity in which all of the beneficial owners are Limited Partners or assigns permitted in (a) and (b) above, or

          (d) by the General Partner to any person who at the time of such transfer is an employee of the General Partner, UNIT or its subsidiaries, no Limited Partner's Units or any portion thereof may be sold, assigned or transferred except by reason of death or operation of law.

     13.4 If a Limited Partner dies, his or her executor, administrator or trustee, or, if he or she is adjudicated incompetent, his or her committee, guardian or conservator, or, if he or she becomes bankrupt, the trustee or receiver of his or her estate, shall have all the rights of a Limited Partner for the purpose of settling or managing his or her estate and such power as the deceased, incapacitated or bankrupt Limited Partner possessed to assign all or any part of his or her interest and to join with such assignee in satisfying conditions precedent to such assignee's becoming a Substituted Limited Partner.

     13.5 The Partnership shall not recognize for any purpose any purported sale, assignment or transfer of all or any fraction of the interest of a Limited Partner in the Partnership, unless the provisions of Section 13.1 shall have been complied with and there shall have been filed with the Partnership a written and dated notification of such sale, assignment or transfer in form satisfactory to the General Partner, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee and such notification (i) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Agreement and (ii) represents that such sale, assignment or transfer was made in accordance with all applicable laws and regulations. Any sale, assignment or transfer shall be recognized by the Partnership as effective on the date of such notification if the date of such notification is within thirty (30) days of the date on which such notification is filed with the Partnership, and otherwise shall be recognized as effective on the date such notification is filed with the Partnership.

     13.6 Any Limited Partner who shall assign all of his or her interest in the Partnership shall cease to be a Limited Partner, except that, unless and until a Substituted Limited Partner is admitted in his or her stead, such assigning Limited Partner shall retain the statutory rights of the assignor of a Limited Partner's interest under the Act.

     13.7 A person who is the assignee of all or any fraction of the interest of a Limited Partner, but does not become a Substituted Limited Partner and desires to make a further assignment of such interest, shall be subject to all the provisions of this Article XIII to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his or her interest.

     13.8 No Limited Partner shall have the right to substitute a purchaser, assignee, transferee, donee, heir, legatee, distributee or other recipient of all or any portion of such Limited Partner's interest in the Partnership as a Limited Partner in his or her place. Any such purchaser, assignee, transferee, donee, legatee, distributee or other recipient of an interest in the Partnership shall be admitted to the Partnership as a Substituted Limited Partner only with the consent of the General Partner, which consent shall be granted or withheld in the sole and absolute discretion of the General Partner and may be arbitrarily withheld, and only by an amendment to this Agreement or the certificate of limited partnership duly executed and recorded in the proper records of each jurisdiction in which the Partnership owns mineral interests and filed in the proper records of the State of Oklahoma. Any such consent by the General Partner shall be binding and conclusive without the consent of any Limited Partners and may be evidenced by the execution of the General Partner of an amendment to this Agreement or the certificate of limited partnership, evidencing the admission of such person as a Substituted Limited Partner.

     13.9 No person shall become a Substituted Limited Partner until such person shall have:

          (a) become a party to, and adopted all of the terms and conditions of, this Agreement;

          (b) if such person is a corporation, partnership or trust, provided the General Partner with evidence satisfactory to counsel for the Partnership of such person's authority to become a Limited Partner under the terms and provisions of this Agreement; and

          (c) paid or agreed to pay the costs and expenses incurred by the Partnership in connection with such person's becoming a Limited Partner.

Provided, however, that for the purpose of allocating Partnership Revenue, costs and expenses, a person shall be treated as having become, and as appearing in the records of the Partnership as, a Substituted Limited Partner on such date as the sale, assignment or transfer was recognized by the Partnership pursuant to
Section 13.5.

     13.10 By his or her execution of his or her Subscription Agreement, each Limited Partner represents and warrants to the General Partner and to the Partnership that his or her acquisition of his or her interest in the Partnership is made as principal for his or her own account for investment purposes only and not with a view to the resale or distribution of such interest. Each Limited Partner agrees that he or she will not sell, assign or otherwise transfer his or her interest in the Partnership or any fraction thereof unless such interest has been registered under the Securities Act of 1933, as amended, or such sale, assignment or transfer is exempt from such registration and, in any event, he or she will not so sell, assign or otherwise transfer his or her interest or any fraction thereof to any person who does not similarly represent, warrant and agree.


                                  ARTICLE XIV
                      Assignments by the General Partner

     14.1 The General Partner may not sell, assign, transfer or otherwise dispose of its interest in the Partnership except with the prior consent, subject to Section 12.1, of Limited Partners holding a majority of the outstanding Units; provided that a sale, assignment or transfer may be effective without such consent if pursuant to a bona fide merger, any other corporate reorganization or a complete liquidation, pursuant to a sale of all or substantially all of the General Partner's assets (provided the purchasers of such assets agree to assume the duties and obligations of the General Partner) or a sale or transfer to UNIT or any affiliates of UNIT. If the Limited Partners' consent to a proposed transfer is required, the General Partner will, concurrently with the request for such consent, give the Limited Partners written notice identifying the interest to be transferred, the date on which the transfer is to be effective, the proposed transferee and the substitute General Partner, if any.

     14.2 Sales, assignments and transfers of the interests in the Partnership owned by the General Partner will be subject to, and the assignee will acquire the assigned interest subject to, all of the terms and provisions of this Agreement.

     14.3 If the Limited Partners' consent to a transfer of the General Partner's interest in the Partnership is obtained as above provided, or is not required, the transferee may become a substitute General Partner hereunder. The substitute General Partner will assume and agree to perform all of the General Partner's duties and obligations hereunder and the transferring General Partner will, upon making a proper accounting to the substitute General Partner, be relieved of any further duties or obligations hereunder with respect to Partnership operations thereafter occurring.


                                  ARTICLE XV
                    Limited Partners' Right of Presentment

     15.1 After December 31, 2003, each Limited Partner will have the option, subject to the terms and conditions set forth in this Article XV, to require the General Partner to purchase all (but not less than all) of his or her Units, provided that the option may not be exercised after the date of any notice that will effect a dissolution and termination of the Partnership pursuant to Article XVI below. Any such exercise shall be effected by written notice thereof delivered to the General Partner.

     15.2 Sales of Limited Partners' Units pursuant to this Article XV will be effective, and the purchase price for such interests will be determined, as of the close of business on the last day of the calendar year in which the Limited Partner's notice exercising his or her option is given, or, at the General Partner's election, as of 7:00 o'clock A.M. on the following day.

     15.3 The purchase price to be paid for the Units of any Limited Partner who exercises the option granted in this Article XV will be determined in the following manner. First, future gross revenues expected to be derived from the production and sale of the proved reserves attributable to Partnership Properties will be estimated, as of the end of the calendar year in which presentment is made, by the independent engineering firm preparing a report on the reserves of the Partnership, or if no such firm is preparing a report as of the end of the calendar year in which the option is exercised, then by the General Partner. Next, future net revenues will be calculated by deducting anticipated expenses (including Operating Expenses and other costs that will be incurred in producing and marketing such reserves and any gross production, excise, or other taxes, other than federal income taxes, based on the oil and gas production of the Partnership or sales thereof) from estimated future gross revenues. The price to be used in calculating future gross revenues as well as the estimates of price and cost escalations to be used in such calculations will be those of such independent engineering firm or the General Partner, whichever is making the determination. Then the present worth of the future net revenues will be calculated by discounting the estimated future net revenues at that rate per annum which is one (1) percentage point higher than the prime rate of interest being charged by Bank of Oklahoma, N.A., Tulsa, Oklahoma, or any successor bank, as such prime rate of interest is announced by said bank as of the date such reserves are estimated. This amount will be reduced by an additional 25% to take into account the uncertainties attendant to the production and sale of oil and gas reserves and other unforeseen contingencies. Estimated salvage value of tangible equipment installed on the Partnership Wells and costs of plugging and abandoning the productive Partnership Wells, both discounted at the aforementioned rate from the expected date of abandonment, will be considered, and Partnership Properties, if any, which do not have proved reserves attributable to them but which have not been condemned will be valued at the lower of cost or their then current market value as determined by the aforementioned independent petroleum engineering firm or General Partner, as the case may be. The Partnership's cash on hand, prepaid expenses, accounts receivable (less a reasonable reserve for doubtful accounts) and the market value of its other assets as determined by the General Partner will be added to the value of the Partnership Properties thus determined, and the Partnership's debts, obligations and other liabilities will be deducted, to arrive at the Partnership's net asset value for purposes of this Section 15.3. The price to be paid for the Limited Partner's interest will be his or her proportionate share of such net asset value less 75% of the amount of any Partnership distributions received by him or her which are attributable to sales of Partnership production since the date as of which the Partnership's proved reserves are estimated.

     15.4 Within one hundred twenty (120) days after the end of any calendar year in which a Limited Partner exercises his or her option to require purchase of his or her Units as provided in this Article XV, the General Partner will furnish to such Limited Partner a statement showing the price to be paid for his or her Units and evidencing that such price has been determined in accordance with the provisions of Section 15.3 above. The statement will show which portion of the proposed purchase price is represented by the value of the proved reserves and by each of the other classes of Partnership assets and liabilities attributable to the account of the Limited Partner. The Limited Partner will then have thirty (30) days to confirm, by further notice to the General Partner, his or her intention to sell his or her Units to the General Partner. If the Limited Partner timely confirms his or her intention to sell, the sale will be consummated and the price paid in cash within ten (10) days after such confirmation. The General Partner will not be obligated to purchase (i) any Units pursuant to such right if such purchase, when added to the total of all other sales, exchanges, transfers or assignments of the Units within the preceding 12 months, would result in the Partnership being considered to have terminated within the meaning of Section 708 of the Code or would cause the Partnership to lose its status as a partnership for federal income tax purposes, or (ii) in any one calendar year more than 20% of the Units in the Partnership then outstanding. If less than all of the Units tendered are purchased, the interests purchased will be selected by lot. The Limited Partners whose tendered Units were rejected by reason of the foregoing limitation shall be entitled to priority in the following year. Contemporaneously with the closing of any such sale, the Limited Partner will execute such certificates or other documents and perform such acts as the General Partner deems necessary to effect the sale and transfer of the liquidating Limited Partner's Units to the General Partner and to preserve the limited liability status of the Partnership under the laws of the jurisdictions in which it is doing business.

     15.5 As used in Sections 15.3 and 15.4 above, the term "proved reserves" shall have the meaning ascribed thereto in Regulation S-X adopted by the Securities and Exchange Commission.

                                 ARTICLE XVI
                 Termination and Dissolution of Partnership

     16.1 The Partnership will terminate automatically on December 31, 2032, unless prior thereto, subject to Section 12.1 above, the General Partner or Limited Partners holding a majority of the outstanding Units elect to terminate the Partnership as of an earlier date. In the event of such earlier termination, ninety (90) days' written notice will be given to all other Partners. The termination date will be specified in such notice and must be the last day of any calendar month following expiration of the ninety (90) day period unless an earlier date is approved by Limited Partners holding a majority of the outstanding Units.

     16.2 Upon the dissolution (other than pursuant to a merger or other corporate reorganization), bankruptcy, legal disability or withdrawal of the General Partner (other than pursuant to Section 14.1 above), the Partnership shall immediately be dissolved and terminated; provided, however, that nothing in this Agreement shall impair, restrict or limit the rights and powers of the Partners under the laws of the State of Oklahoma and any other jurisdiction in which the Partnership is doing business to reform and reconstitute themselves as a limited partnership within ninety (90) days following the dissolution of the Partnership either under provisions identical to those set forth herein or under any other provisions. The withdrawal, expulsion, dissolution, death, legal disability, bankruptcy or insolvency of any Limited Partner will not effect a dissolution or termination of the Partnership.

     16.3 Upon termination of the Partnership by action of the Limited Partners pursuant to Section 16.1 hereof or as a result of an event under Section 16.2 hereof, a party designated by the Limited Partners holding a majority of the outstanding Units will act as Liquidating Trustee. In any other case, the General Partner will act as Liquidating Trustee.

     16.4 As soon as possible after December 31, 2032, or the date of the notice of or event causing an earlier termination of the Partnership, the Liquidating Trustee will begin to wind up the Partnership's business and affairs. In this regard:

          (a) The Liquidating Trustee will furnish or obtain an accounting with respect to all Partnership accounts and the account of each Partner and with respect to the Partnership's assets and liabilities and its operations from the date of the last previous audit of the Partnership to the date of such dissolution;

          (b) The Liquidating Trustee may, in its discretion, sell any or all productive and non-productive properties which, except in the case of an election by the General Partner to terminate the Partnership prior to the tenth anniversary of the Effective Date, may be sold to the General Partner or any of its affiliates for their fair market value as determined in good faith by the General Partner;

          (c)  The Liquidating Trustee shall:

               (i) pay all of the Partnership's debts, liabilities and obligations to its creditors, including the General Partner; and

               (ii) pay all expenses incurred in connection with the termination, liquidation and dissolution of the Partnership and distribution of its assets as herein provided;

          (d) The Liquidating Trustee shall ascertain the fair market value by appraisal or other reasonable means of all assets of the Partnership remaining unsold, and each Partner's capital account shall be charged or credited, as the case may be, as if such property had been sold at such fair market value and the gain or loss realized thereby had been allocated to and among the Partners in accordance with Article VI hereof; and

          (e) On or as soon as practicable after the effective date of the termination, all remaining cash and any other properties and assets of the Partnership not sold pursuant to the preceding subsections of this Section
     16.4 will be distributed to the Partners (i) in proportion to and to the extent of any remaining balances in the Partners' capital accounts and then
     (ii) in undivided interests to the Partners in the same proportions that Partnership Revenues are being shared at the time of such termination, provided, that:

               (i) the various interests distributed to the respective Partners will be distributed subject to such liens, encumbrances, restrictions, contracts, operating agreements, obligations, commitments or undertakings as existed with respect to such interests at the time they were acquired by the Partnership or were subsequently created or entered into by the Partnership;

               (ii) if interests in the Partnership Wells that are not subject to any operating agreement are to be distributed, the Partners will, concurrently with the distribution, enter into standard form operating agreements covering the subsequent operation of each such well which will, if the termination is effected pursuant to Section 16.1 above, be in a form satisfactory to the General Partner and will name the General Partner or its designee as operator; and

               (iii) no Partner shall be distributed an interest in any asset if the distribution would result in a deficit balance or increase the deficit balance in its capital account (after making the adjustments referred to in this Section 16.4 relating to distributions in kind).

     16.5 If the General Partner has a deficit balance in its capital account following the distribution(s) provided for in Section 16.4(e) above, as determined after taking into account all adjustments to its capital account for the taxable year of the Partnership during which such distribution occurs, it shall restore the amount of such deficit balance to the Partnership within ninety (90) days and such amount shall be distributed to the other Partners in accordance with their positive capital account balances.

     16.6 Notwithstanding anything to the contrary in this Agreement, upon the dissolution and termination of the Partnership, the General Partner will contribute to the Partnership the lesser of: (a) the deficit balance in its capital account; or (b) the excess of 1.01 percent of the total Capital Contributions of the Limited Partners over the capital previously contributed by the General Partner.


                                 ARTICLE XVII
                                   Notices

     17.1 All notices, consents, requests, demands, offers, reports and other communications required or permitted shall be deemed to be given or made when personally delivered to the party entitled thereto, or when sent by United States mail in a sealed envelope, with postage prepaid, addressed, if to the General Partner, to 1000 Kensington Tower I, 7130 South Lewis Avenue, P. O. Box 702500, Tulsa, Oklahoma 74136, and, if to a Limited Partner, to the address set forth below such Limited Partner's signature on the counterpart of the Subscription Agreement that he or she originally executed and delivered to the General Partner. The General Partner may change its address by giving notice to all Limited Partners. Limited Partners may change their address by giving notice to the General Partner.


                                 ARTICLE XVIII
                                  Amendments

     18.1 Limited Partners do not have the right to propose amendments to this Agreement. The General Partner may propose an amendment or amendments to this Agreement by mailing to the Limited Partners a notice describing the proposed amendment and a form to be returned by the Limited Partners indicating whether they oppose or approve of its adoption. Such notice will include the text of the proposed amendment, which will have been approved in advance by counsel for the Partnership. If, within sixty (60) days, or such shorter period as may be designated by the General Partner, after any notice proposing an amendment or amendments to this Agreement has been mailed, Limited Partners holding a majority of the outstanding Units have properly executed and returned the form indicating that they approve of and consent to adoption of the proposed amendment, such amendment will become effective as of the date specified in such notice, provided that no amendment which alters the allocations specified in
Article VI above, changes the compensation and reimbursement provisions set forth in Article XI above or is otherwise materially adverse to the interests of the Limited Partners will become effective unless approved by all Limited Partners. If an amendment does become effective, all Partners will promptly evidence such effectiveness by executing such certificates and other instruments as the General Partner may deem necessary or appropriate under the laws of the jurisdictions in which the Partnership is then doing business in order to reflect the amendment.


                                  ARTICLE XIX
                              General Provisions

     19.1 This Agreement embodies the entire understanding and agreement between the Partners concerning the Partnership, and supersedes any and all prior negotiations, understandings or agreements in regard thereto.

     19.2 In those cases where this Agreement requires opinions to be expressed by, or actions to be approved by, counsel for Limited Partners, such counsel must be qualified and experienced in the fields of federal income taxation and partnership and securities laws.

     19.3 This Agreement and the Subscription Agreement may be executed in multiple counterpart copies, each of which will be considered an original and all of which constitute one and the same instrument.

     19.4 This Agreement will be deemed to have been executed and delivered in the State of Oklahoma and will be construed and interpreted according to the laws of that State.

     19.5 This Agreement and all of the terms and provisions hereof will be binding upon and will inure to the benefit of the Partners and their respective heirs, executors, administrators, trustees, successors and assigns.

     EXECUTED in the name of and on behalf of the undersigned General Partner this 29th day of January 2002 but effective as of the Effective Date.

                                               "General Partner"
                                             UNIT PETROLEUM COMPANY
Attest:


By______________________________ By_________________________________
    Mark E. Schell, Secretary          John G. Nikkel, President

(CORPORATE SEAL)

                   LIMITED PARTNER SUBSCRIPTION AGREEMENT AND
                             SUITABILITY STATEMENT

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)


Unit 2002 Employee Oil and Gas Limited Partnership
c/o Unit Petroleum Company
1000 Kensington Center
7130 South Lewis Avenue
Tulsa, Oklahoma 74136

                                    RE:   Unit 2002 Employee  Oil and
                                          Gas Limited Partnership

Gentlemen:

     In connection with the subscription of the undersigned for units of limited partnership interest ("Units") in the Unit 2002 Employee Oil and Gas Limited Partnership (the "Partnership") which the undersigned tenders herewith to Unit Petroleum Company (the "General Partner"), the undersigned is hereby furnishing the Partnership and the General Partner the information set forth herein below and makes the representations and warranties set forth below, to indicate whether the undersigned is a suitable subscriber for Units in the Partnership. As a condition precedent to investing in the Partnership, the undersigned hereby represents, warrants, covenants and agrees as follows:

     1. The undersigned acknowledges that he or she has received and reviewed a copy of the Private Offering Memorandum (the "Offering Memorandum") dated December 20, 2001 of the Unit 2002 Employee Oil and Gas Limited Partnership, relating to the offering of Units in the Partnership, and all Exhibits thereto, including the Agreement of Limited Partnership (the "Agreement"), and understands that the Units will be offered to others on the terms and in the manner described in the Offering Memorandum. The undersigned hereby subscribes for the number of Units set forth below pursuant to the terms of the Offering Memorandum and tenders his or her Capital Subscription as required and agrees to pay his or her Additional Assessments upon call or calls by the General Partner; and the undersigned acknowledges that he or she shall have the right to withdraw this subscription only up until the time the General Partner executes and accepts the undersigned's subscription and that the General Partner may reject any subscription for any reason without liability to it; and, further, the undersigned agrees to comply with the terms of the Agreement and to execute any and all further documents necessary in connection with his or her admission to the Partnership.

     2. The undersigned has reviewed and acknowledges execution of the Power of Attorney set forth in the Agreement and elsewhere in this instrument.

     3. The undersigned is aware that no federal or state regulatory agency has made any findings or determination as to the fairness for public or private investment, nor any recommendation or endorsement, of the purchase of Units as an investment.

     4. The undersigned recognizes the speculative nature and risks of loss associated with oil and gas investments and that he or she may suffer a complete loss of his or her investment. The Units subscribed for hereby constitute an investment which is suitable and consistent with his or her investment program and that his or her financial situation enables him or her to bear the risks of this investment. The undersigned represents that he or she has adequate means of providing for his or her current needs and possible personal contingencies, and that he or she has no need for liquidity of this investment.

     5. The undersigned confirms that he or she understands, and has fully considered for purposes of this investment, the RISK FACTORS set forth in the Offering Memorandum and that (i) the Units are speculative investments which involve a high degree of risk of loss by the undersigned of his or her investment therein, (ii) there is a risk that the anticipated tax benefits under the Agreement could be challenged by the Internal Revenue Service or could be affected by changes in the Internal Revenue Code of 1986, as amended, the regulations thereunder or administrative or judicial interpretations thereof thereby depriving Limited Partners of anticipated tax benefits, (iii) the General Partner and its affiliates will engage in transactions with the Partnership which may result in a profit and, in the future, may be engaged in businesses which are competitive with that of the Partnership, and the undersigned agrees and consents to such activities, even though there are conflicts of interest inherent therein, and (iv) there are substantial restrictions on the transferability of, and there will be no public market for, the Units and, accordingly, it may be difficult for him or her to liquidate his or her investment in the Units in case of emergency, if possible at all.

     6. The undersigned confirms that in making his or her decision to purchase the Units subscribed for he or she has relied upon independent investigations made by him or her (or by his or her own professional tax and other advisors) and that he or she has been given the opportunity to examine all documents and to ask questions of, and to receive answers from the General Partner or any person(s) acting on its behalf concerning the terms and conditions of the offering or any other matter set forth in the Offering Memorandum, and to obtain any additional information, to the extent the General Partner possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in the Offering Memorandum, and that no representations have been made to him or her and no offering materials have been furnished to him or her concerning the Units, the Partnership, its business or prospects or other matters, except as set forth in the Offering Memorandum and the other materials described in the Offering Memorandum.

     7. The undersigned understands that the Units are being offered and sold under an exemption from registration provided by Sections 3(b) and/or 4(2) of the Securities Act of 1933, as amended (the "Act"), and warrants and represents that any Units subscribed for are being acquired by the undersigned solely for his or her own account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; the undersigned has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of any Units subscribed for or which would guarantee the undersigned any rights to such Units; the undersigned has no plans to enter into any such agreement or arrangement, and, consequently, he or she must bear the economic risk of the investment for an indefinite period of time because the Units cannot be resold or otherwise transferred unless subsequently registered under the Act (which neither the General Partner nor the Partnership is obligated to do), or an exemption from such registration is available and, in any event, unless transferred in compliance with the Agreement.

     8. The undersigned further understands that the exemption under Rule 144 of the Act will not be generally available because of the conditions and limitations of such rule; that, in the absence of the availability of such rule, any disposition by him or her of any portion of his or her investment will require compliance under the Act; and that the Partnership and the General Partner are under no obligation to take any action in furtherance of making such exemption available.

     9. The undersigned is aware that the General Partner will have full and complete control of Partnership operations and that he or she must depend on the General Partner to manage the Partnership profitably; and that a Limited Partner does not have the same rights as a stockholder in a corporation or the protection which stockholders might have, since limited partners have limited rights in determining policy.

     10. The undersigned is aware that the General Partner will receive compensation for its services irrespective of the economic success of the Partnership.

     11. The undersigned represents and warrants as follows (please mark and complete all applicable categories):

            (a) If an individual, the undersigned is the sole party in interest, and the undersigned is at least 21 years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state set forth opposite his or her signature hereto;

                    ____ YES       ____ NO

            (b) If a partnership or corporation, the undersigned meets the following: (1) the entity has not been formed for the purposes of making this investment; (2) the entity was formed on ____________; and (3) the entity has a history of investments similar to the type described in the Offering Memorandum;

                    ____ YES       ____ NO

            (c) The undersigned meets all suitability standards and acknowledges being aware of all legend conditions applicable to his or her state of residence as set forth herein;

                    ____ YES       ____ NO

            (d) (i) The undersigned has a net worth (including home, furnishings and automobiles) of at least five times the amount of his or her Capital Subscription, and anticipates that he or she will have adjusted gross income during the current year in an amount which will enable him or her to bear the economic risks of the investment in the Partnership;

                    ____ YES       ____ NO

          and

                 (ii) The undersigned is a salaried employee of Unit Corporation ("UNIT") or any of its subsidiaries at the date of formation of the Partnership whose annual base salary for 2002 has been set at $22,680 or more, or the undersigned is a director of UNIT;

                    ____ YES       ____ NO

          and

            (e) The undersigned _____ is or _____ is not a citizen of the United States.

     12. The undersigned represents and agrees that he or she has had sufficient opportunity to make inquiries of the General Partner in order to supplement information contained in the Offering Memorandum respecting the offering, and that any information so requested has been made available to his or her satisfaction, and he or she has had the opportunity to verify such information. The undersigned further agrees and represents that he or she has knowledge and experience in business and financial matters, and with respect to investments generally, and in particular, investments generally comparable to the offering, so as to enable him or her to utilize such information to evaluate the risks of this investment and to make an informed investment decision. The following is a brief description of the undersigned's experience in the evaluation of other investments generally comparable to the offering:
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

     13. The undersigned is aware that the Partnership and the General Partner have been and are relying upon the representations and warranties set forth in this Limited Partner Subscription Agreement and Suitability Statement, in part, in determining whether the offering meets the conditions specified in Rules of the Securities and Exchange Commission and the exemption from registration provided by Sections 3(b) and/or 4(2) of the Act.

     14. All of the information which the undersigned has furnished the General Partner herein or previously with respect to the undersigned's financial position and business experience is correct and complete as of the date of this Agreement, and, if there should be any material change in such information prior to the closing of the offering period of the Units, the undersigned will immediately furnish such revised or corrected information to the General Partner. The undersigned agrees that the foregoing representations and warranties shall survive his or her admission to the Partnership, as well as any acceptance or rejection of a subscription for the Units.

     If the subscription tendered hereby of the undersigned is accepted by the General Partner, the undersigned hereby executes and swears to the Agreement of Limited Partnership of Unit 2002 Employee Oil and Gas Limited Partnership as a Limited Partner, thereby agreeing to all the terms thereof and duly appoints the General Partner, with full power of substitution, his or her true and lawful attorney to execute, file, swear to and record any Certificate of Limited Partnership or amendments thereto or cancellation thereof and any other instruments which may be required by law in any jurisdiction to permit qualification of the Partnership as a limited partnership or for any other purposes necessary to implement the Partnership's purposes.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE OKLAHOMA SECURITIES ACT OR OTHER APPLICABLE STATE SECURITIES ACTS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR THE OKLAHOMA SECURITIES ACT, OR ANY OTHER APPLICABLE ACT, OR AN OPINION OF COUNSEL TO UNIT 2002 EMPLOYEE OIL AND GAS LIMITED PARTNERSHIP THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

     The undersigned hereby subscribes for _____ Units (minimum subscription: 2 Units) at a price of $1,000 per Unit for a total Capital Subscription (as defined in Article II of the Agreement) of $________________, which shall be due and payable either:

     (Check One)

_______   (a) in four equal installments on March 15, 2002, June 15, 2002,
September 15, 2002 and December 15, 2002, respectively; or

_______   (b) through equal deductions from 2002 salary of the undersigned commencing immediately after the Effective Date (as defined in Article II of the Agreement).

                           RESIDENT
LIMITED PARTNER            ADDRESS
_______________            ________                    (If placing Units
                                                       in the name of spouse
________________________   _________________________   or trustee for minor
                                                       child or children,
________________________   _________________________   please provide name,
Signature                                              address of such
                                                       spouse or trustee and
________________________   Mailing Address             Social Security or Tax
Please Print Name          if different:               Identification Number)

                                                       TAX I.D. OR SOCIAL
                                                       SECURITY NO.
                           _________________________   ____________

Date: __________________   _________________________   __________________


ACCEPTED THIS _____ DAY OF __________________, 2002.

UNIT 2002 EMPLOYEE OIL AND GAS LIMITED PARTNERSHIP


By ____________________________________
     Authorized Officer of Unit
     Petroleum Company, General Partner

     Upon completion, an executed copy of this Limited Partner Subscription Agreement and Suitability Statement should be returned to Unit 2002 Employee Oil and Gas Limited Partnership, Attention Mark E. Schell, 1000 Kensington Tower I, 7130 South Lewis Avenue, Tulsa, Oklahoma, 74136. The General Partner, after acceptance, will return a copy of the accepted Subscription Agreement to the Limited Partner.